                                             1933 Act Registration No. 033-16905
                                             1940 Act Registration No. 811-05309

        As filed with the Securities and Exchange Commission on October 28, 2009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No. _____         [ ]
                        Post-Effective Amendment No. 99           [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                Amendment No. 99                  [X]

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-7987
              (Registrant's Telephone Number, including Area Code)

                                Richard J. Ertel
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H04N
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]  on (date) pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

(FIRST AMERICAN FUNDS LOGO)



October 28, 2009           PROSPECTUS

                           First American Investment Funds, Inc.
                           ASSET CLASS - BOND FUNDS


ARIZONA TAX FREE FUND


Class A, Class C, and Class Y Shares




As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARY
     Arizona Tax Free Fund                                                    2
MORE ABOUT THE FUND
     Investment Strategies and Other Investment Matters                       6
POLICIES AND SERVICES
     Purchasing, Redeeming, and Exchanging Shares                             7
     Managing Your Investment                                                16
ADDITIONAL INFORMATION
     Management                                                              17
     Financial Highlights                                                    18
FOR MORE INFORMATION                                                 Back Cover





Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

Fund Summary
Introduction



        This section of the prospectus describes the objectives of the First American Arizona Tax Free Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.



        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



        THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL
        INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A
        SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY
        JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH
        JURISDICTION.



        THE FUND MAY BE OFFERED ONLY TO PERSONS IN THE UNITED STATES. THIS PROSPECTUS SHOULD NOT BE CONSIDERED A SOLICITATION OR OFFERING OF FUND SHARES OUTSIDE THE UNITED STATES.



                                    1
                    Prospectus - First American Arizona Tax Free Fund

Fund Summary

Arizona Tax Free Fund



IMPORTANT NOTICE REGARDING PROPOSED MERGER



The Board of Directors of First American Investment Funds, Inc. has approved the merger of Arizona Tax Free Fund into First American Tax Free Fund. The merger must be approved by the shareholders of Arizona Tax Free Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders sometime during the fourth quarter of 2009. Until the merger is completed, Arizona Tax Free Fund will remain open for investment by both current and new shareholders.



OBJECTIVE



Arizona Tax Free Fund's objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk.




PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Arizona state income tax, including the federal alternative minimum tax.



The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.



The fund may invest in:


- "general obligation" bonds;

- "revenue" bonds;

- participation interests in municipal leases; and

- zero coupon municipal securities.


The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.



The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund's portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS


The price and yield of the fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar investment objectives.



Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Credit Risk. The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.



Futures Risk. The use of futures contracts exposes the fund to additional risks and transaction costs. Risks inherent in the use of futures contracts include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund's initial investment in that futures contract; and the risk that the counterparty will fail to perform its


                                    2
                    Prospectus - First American Arizona Tax Free Fund

Fund Summary
Arizona Tax Free Fund CONTINUED





obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses futures contracts and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.



High-Yield Securities Risk. The fund may invest in high-yield securities. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.



Income Risk. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above), in lower-yielding securities.



Interest Rate Risk. Debt securities in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. The fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.



Liquidity Risk. The fund is exposed to liquidity risk because of its investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading may also lead to greater price volatility.



Municipal Lease Obligations Risk. The fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.




Non-Diversification Risk. The fund is non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.



Political and Economic Risks. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The fund will be disproportionately affected by political and economic conditions and developments in Arizona. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.



                                    3
                    Prospectus - First American Arizona Tax Free Fund

Fund Summary
Arizona Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                   (BAR CHART)



             4.74%      9.36%      5.23%      5.40%      2.83%      4.33%      1.23%     (8.07)%

             2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      5.00%
           Worst Quarter:
           Quarter ended  September 30, 2008     (4.51)%








AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/08                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Arizona Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                2/1/00       (11.94)%            0.16%           3.66%
---------------------------------------------------------------------------------------------------------------------

  Class A (return after taxes on distributions)                             (11.94)%            0.07%           3.58%
---------------------------------------------------------------------------------------------------------------------

  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (6.32)%            0.79%           3.81%
---------------------------------------------------------------------------------------------------------------------

  Class C (return before taxes)                                2/1/00        (9.24)%            0.63%           3.76%
---------------------------------------------------------------------------------------------------------------------

  Class Y (return before taxes)                                2/1/00        (7.74)%            1.30%           4.43%
---------------------------------------------------------------------------------------------------------------------

Barclays Capital Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (2.47)%            2.71%           5.08%
---------------------------------------------------------------------------------------------------------------------
Lipper Arizona Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                           (9.89)%            1.18%           3.77%






(1)Total return for the period from 1/1/09 through 9/30/09 was 19.80%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Arizona.


                                    4
                    Prospectus - First American Arizona Tax Free Fund

Fund Summary
Arizona Tax Free Fund continued



FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.



---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                                 CLASS A  CLASS C  CLASS Y
---------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                        4.25%(2) None     None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption proceeds,
  whichever is less)                                                         None(3)  1.00%    None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------
  Management Fees                                                            0.50%    0.50%    0.50%
  Distribution and/or Service (12b-1) Fees                                   0.25%    0.65%    None
  Other Expenses                                                             1.01%    1.01%    1.01%
  Acquired Fund Fees and Expenses(4)                                         0.03%    0.03%    0.03%
  Total Annual Fund Operating Expenses(5)                                    1.79%    2.19%    1.54%
  Less Fee Waivers(6)                                                       (1.01)%  (1.01)%  (1.01)%
  Net Expenses(6)                                                            0.78%    1.18%    0.53%
---------------------------------------------------------------------------------------------------





EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. The examples assume that contractual fee waivers were in effect throughout the first year of each period (i.e., the entire one year period), but were discontinued for the balance of each period longer than one year. Although your actual costs and returns may differ, based on these assumptions your costs would be:




                                     CLASS C           CLASS C
                                    assuming       assuming no
                                  redemption        redemption
                                   at end of         at end of
                   CLASS A       each period       each period       CLASS Y
----------------------------------------------------------------------------
 One year           $  501            $  220            $  120        $   54
----------------------------------------------------------------------------
 Three
     years          $  870            $  588            $  588        $  387
----------------------------------------------------------------------------
 Five years         $1,263            $1,082            $1,082        $  744
----------------------------------------------------------------------------
 Ten years          $2,361            $2,444            $2,444        $1,748





(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


(4)In addition to the operating expenses that the fund bears directly, the fund's shareholders indirectly bear the expenses of any other investment companies in which the fund invests.



(5)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended June 30, 2009, absent any expense reimbursements or fee waivers. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.





(6)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010 so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.15%, and 0.50%, respectively, for Class A, Class C, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.





                                    5
                    Prospectus - First American Arizona Tax Free Fund

More About the Funds
Investment Strategies and Other Investment Matters

OBJECTIVES


The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that the fund will achieve its objective.


INVESTMENT STRATEGIES


The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. This section provides more information about some of the fund's principal and non-principal investment strategies. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.



Investment Approach. In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. Fund managers conduct research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.


Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


The fund may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.



The municipal securities in which the fund invests may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.



Ratings. The fund has investment strategies requiring it to invest in municipal securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that the fund may invest in securities rated as low as B, the fund may invest in securities rated B-.



Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the fund's advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent the fund from achieving its investment objective.



Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.


DISCLOSURE OF PORTFOLIO HOLDINGS


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.



                                    6
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL


You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).



The fund has authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on its behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."



Some financial intermediaries may charge a fee for helping you purchase, redeem or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund.


CHOOSING A SHARE CLASS


The fund issues its shares in three classes -- Class A, Class C and Class Y shares -- with each class having a different cost structure. Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.


Eligibility to Invest in Class Y Shares


Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.


Class Share Overview

                     Front-End      Contingent
                   Sales Charge   Deferred Sales      Annual 12b-1 Fees
                      (FESC)       Charge (CDSC)   (as a % of net assets)
-------------------------------------------------------------------------
Class A                4.25%(1)        0.00%(2)             0.25%
Class C(3)             None            1.00%(4)             0.65%
Class Y                None            None                 None
-------------------------------------------------------------------------


(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.

(3)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(4)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.


Between the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (previously offered by certain First American Funds), and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.


Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase this share class.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                    Sales Charge
                            ----------------------------
                                                  As a %
                             As a %               of Net
                               of                 Amount
                            Offering             Invest-
PURCHASE AMOUNT               Price                 ed
--------------------------------------------------------
Less than $50,000             4.25%               4.44%
$50,000 - $99,999             4.00%               4.17%
$100,000 - $249,999           3.50%               3.63%
$250,000 - $499,999           2.50%               2.56%
$500,000 - $999,999           2.00%               2.04%
$1 million and over           0.00%               0.00%




                                    7
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Reducing Your Sales Charge on Class A Shares.
As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B (previously offered by certain First American Funds), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B (previously offered by certain First American Funds), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.


Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.


It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the fund, and they will notify the fund.


You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.

- all of your accounts at any other financial intermediary.

- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.


Purchasing Class A Shares Without a Sales Charge. The following persons may purchase the fund's Class A shares at net asset value without a sales charge:


- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.


- current and retired officers and directors of the fund.


- full-time employees of any broker-dealer authorized to sell fund shares.

- full-time employees of the fund's counsel.

- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).


- persons who purchase the fund through "one-stop" mutual fund networks through which the fund is made available.


- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.

- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.



- group retirement and employee benefit plans.


In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.



You must notify the fund or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.


Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American

                                    8
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."


Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


Waiving Contingent Deferred Sales Charges

CDSCs on Class A and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.

- redemptions required as a result of over-contribution to an IRA plan.

Class Y Shares

Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.

12B-1 FEES


The fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The fund does not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the fund are designated as distribution fees and/or shareholder servicing fees, as described here.



                                   Annual 12b-1 Fees
                               -------------------------
                                             Shareholder
                               Distribution   Servicing
                                    Fee          Fee
--------------------------------------------------------
Class A                            None          0.25%
Class C                            0.40%         0.25%
Class Y                            None          None
--------------------------------------------------------






Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


COMPENSATION PAID TO FINANCIAL INTERMEDIARIES


The fund's distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the fund. From this revenue, the distributor will pay financial intermediaries for the services they provide. The fund's advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."



                                    9
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                                     Maximum
                                   Reallowance
                                    as a % of
Purchase Amount                  Purchase Price
------------------------------------------------
Less than $50,000                     4.00%
$50,000 - $99,999                     3.75%
$100,000 - $249,999                   3.25%
$250,000 - $499,999                   2.25%
$500,000 - $999,999                   1.75%
$1 million and over                   0.00%


Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the fund's distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees


The fund's distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of the fund's Class A share and Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.



The fund's distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The fund's distributor pays intermediaries that sell Class C shares a 0.40% annual distribution fee beginning one year after the shares are sold.



In both cases, the intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.


Additional Payments to Financial Intermediaries


The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the fund to you. The intermediary may elevate the prominence or profile of the fund within the intermediary's organization by, for example, placement on a list of preferred or recommended fund, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summary" section of the prospectus because they are not paid by the fund.


These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.


You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the fund, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the fund's SAI.


PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.


                                    10
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Purchasing Class A and Class C Shares


You can become a shareholder in the fund by making a minimum initial investment of $2,500. The minimum additional investment is $100.





The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.



By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the fund's distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the fund and elect this option. Be sure to include all of your banking information on the form.



By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the fund's custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.



By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund, and mail both to:


REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.

- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on time bill pay checks, or any conditional order or payment.


- If a check or ACH transaction does not clear your bank, the fund reserves the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.


By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:


- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or


- through automatic monthly exchanges of your fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The fund charges a $15 fee for wire redemptions, but has the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202




                                    11
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Your request should include the following information:

- name of the fund

- account number

- dollar amount or number of shares redeemed

- name on the account

- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is in excess of $50,000.

- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.


In addition to the situations described above, the fund reserves the right to require a signature guarantee in other instances based on the circumstances of a particular situation.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.


By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the fund has your bank account information on file. If the fund does not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.


By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawals when you complete a new account form or by calling your financial intermediary.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


Exchanging Class A and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares for Class A shares of another First American Fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American Fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.



Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.


                                    12
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Purchasing, Redeeming, and Exchanging Class Y Shares


You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.


If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.


Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value


The fund generally calculates its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund does not calculate its NAV on national holidays, or any other days, on which the NYSE is closed for trading.



The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund's board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:


- Securities where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.


Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


Short-Term Trading of Fund Shares


The fund discourages purchases and redemptions of its shares in response to short-term fluctuations in the securities markets. The fund's board of directors has adopted policies and procedures designed to detect and deter short-term trading in the fund's shares that may disadvantage long-term fund shareholders. These policies are described below. The fund will not knowingly accommodate trading in the fund's shares in violation of these policies.



Risks Associated with Short-Term Trading. Short-term trading in the fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of the fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.



In addition, the nature of the fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to


                                    13
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued




take advantage of possible delays between the change in the value of the fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.



Short-Term Trading Policies. The fund's advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of the fund are subject to monitoring. It is the policy of the fund to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into the fund or, alternatively, the fund may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between the fund and any other fund). In addition to the foregoing sanctions, the fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the fund may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.



Certain transactions are not subject to the fund's short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.



Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with the fund for trading on behalf of its customers. The fund generally seeks to apply its short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the fund (or the fund's distributor) has entered into with intermediaries, the fund may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The fund will request that the intermediary provide additional account level detail (or participant level detail in the case of retirement plans) to the fund if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the fund will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the fund will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the fund's policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.


Telephone Transactions


The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.


Once a telephone transaction has been placed, it cannot be canceled or modified.


It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.



                                    14
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Accounts with Low Balances


The fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.



If the fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.



An intermediary may apply its own procedures in attempting to comply with the fund's low balance account policy.


Redemption in Kind


Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, if you redeem more than $250,000 of the fund's assets within a 30-day period, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund's portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.



                                    15
                    Prospectus - First American Arizona Tax Free Fund

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.


In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


Statements and Confirmations


Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.


DIVIDENDS AND DISTRIBUTIONS


Dividends from the fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.



Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.


TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Federal Taxes on Distributions


The fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, the fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The fund expects that its distributions will consist primarily of exempt-interest dividends.



Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as "qualifying dividends" that are taxed at the same rate as long-term capital gains. Distributions of the fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.


Federal Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

State Taxes on Distributions


Dividends paid by the fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.





More information about tax considerations that may affect the fund and its shareholders appears in the fund's SAI.



                                    16
                    Prospectus - First American Arizona Tax Free Fund

Additional Information
Management


FAF Advisors, Inc. is the fund's investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2009, FAF Advisors had more than $100 billion in assets under management, including investment company assets of more than $85 billion. As investment advisor, FAF Advisors manages the fund's business and investment activities, subject to the authority of the fund's board of directors.



The fund pays the investment advisor a monthly management fee for providing investment advisory services equal, on an annual basis, to 0.00% of the fund's average daily net assets, after taking into account any fee waivers, for the fund's most recently completed fiscal year.





A discussion regarding the basis for the board's approval of the fund's investment advisory agreement appears in the fund's annual report to shareholders for the fiscal year ended June 30, 2009.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION


FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the fund's investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:



Custody Services. U.S. Bank provides custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of the fund's average daily net assets.



Administration Services. FAF Advisors and its affiliate, U.S. Bancorp Fund Services, LLC (Fund Services), act as the fund's administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, the fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the fund may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.



Transfer Agency Services. Fund Services provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the fund. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the fund may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.



Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the fund's distributor.



Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the fund's distributor as well as other payments from the fund's distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."


PORTFOLIO MANAGEMENT


The portfolio managers primarily responsible for the fund's management are set forth below.



Michael S. Hamilton, Senior Fixed-Income Portfolio Manager. Mr. Hamilton has served as the primary portfolio manager for the fund since June 2007. He entered the financial services industry when he joined FAF Advisors in 1989.



Douglas J. White, CFA, Head of Tax Exempt Fixed Income. Mr. White has co-managed the fund since February 2000. He entered the financial services industry in 1983 and joined FAF Advisors in 1987.



The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.



                                    17
                    Prospectus - First American Arizona Tax Free Fund

Additional Information
Financial Highlights


The tables that follow present performance information about the Class A, Class C, and Class Y shares of the fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.



The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


Arizona Tax Free Fund



                                                          Fiscal year ended            Fiscal period      Fiscal year ended
                                                              June 30,                     ended            September 30,
CLASS A SHARES                                      2009        2008        2007     June 30, 2006(1)     2005        2004
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $10.43      $10.79      $10.85         $11.19         $11.42      $11.33
                                                   ------      ------      ------         ------         ------      ------
Investment Operations:
 Net Investment Income                               0.45        0.45        0.46           0.33           0.46        0.49
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.29)      (0.33)      (0.01)         (0.25)         (0.07)       0.12
                                                   ------      ------      ------         ------         ------      ------
 Total From Investment Operations                    0.16        0.12        0.45           0.08           0.39        0.61
                                                   ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)             (0.45)      (0.45)      (0.45)         (0.33)         (0.49)      (0.47)
 Distributions (from net realized gains)               --       (0.03)      (0.06)         (0.09)         (0.13)      (0.05)
                                                   ------      ------      ------         ------         ------      ------
 Total Distributions                                (0.45)      (0.48)      (0.51)         (0.42)         (0.62)      (0.52)
                                                   ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                     $10.14      $10.43      $10.79         $10.85         $11.19      $11.42
                                                   ======      ======      ======         ======         ======      ======
Total Return(2)                                      1.75%       1.10%       4.12%          0.73%          3.49%       5.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $6,410      $6,705      $8,359         $9,041         $9,547      $9,008
Ratio of Expenses to Average Net Assets              0.75%       0.75%       0.75%          0.75%          0.75%       0.75%
Ratio of Net Investment Income to Average Net
 Assets                                              4.51%       4.20%       4.11%          4.02%          4.14%       4.16%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 1.76%       1.63%       1.64%          1.47%          1.18%       1.12%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          3.50%       3.32%       3.22%          3.30%          3.71%       3.79%
Portfolio Turnover Rate                                18%         30%         25%            47%            20%         21%
---------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    18
                    Prospectus - First American Arizona Tax Free Fund

Additional Information
Financial Highlights continued


Arizona Tax Free Fund  (CONTINUED)





                                                           Fiscal year ended             Fiscal period      Fiscal year ended
                                                                June 30,                     ended            September 30,
CLASS C SHARES                                        2009        2008        2007     June 30, 2006(1)      2005       2004
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $10.41      $10.78      $10.84          $11.18         $11.41     $11.31
                                                    -------     -------     -------         -------        -------     ------
Investment Operations:
 Net Investment Income                                 0.41        0.41        0.41            0.30           0.42       0.43
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.29)      (0.34)      (0.01)          (0.25)         (0.08)      0.14
                                                    -------     -------     -------         -------        -------     ------
 Total From Investment Operations                      0.12        0.07        0.40            0.05           0.34       0.57
                                                    -------     -------     -------         -------        -------     ------

Less Distributions:
 Dividends (from net investment income)               (0.41)      (0.41)      (0.40)          (0.30)         (0.44)     (0.42)
 Distributions (from net realized gains)                 --       (0.03)      (0.06)          (0.09)         (0.13)     (0.05)
                                                    -------     -------     -------         -------        -------     ------
 Total Distributions                                  (0.41)      (0.44)      (0.46)          (0.39)         (0.57)     (0.47)
                                                    -------     -------     -------         -------        -------     ------
Net Asset Value, End of Period                       $10.12      $10.41      $10.78          $10.84         $11.18     $11.41
                                                    =======     =======     =======         =======        =======     ======
Total Return(2)                                        1.35%       0.61%       3.71%           0.42%          3.08%      5.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 1,462     $ 1,376     $ 1,541         $ 1,358        $ 1,628     $1,588
Ratio of Expenses to Average Net Assets                1.15%       1.15%       1.15%           1.15%          1.15%      1.15%
Ratio of Net Investment Income to Average Net
 Assets                                                4.11%       3.79%       3.70%           3.62%          3.74%      3.76%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   2.16%       2.03%       2.12%           2.22%          1.93%      1.87%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.10%       2.91%       2.73%           2.55%          2.96%      3.04%
Portfolio Turnover Rate                                  18%         30%         25%             47%            20%        21%
-----------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                           Fiscal year ended             Fiscal period      Fiscal year ended
                                                                June 30,                     ended            September 30,
CLASS Y SHARES                                        2009        2008        2007     June 30, 2006(1)      2005       2004
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 10.43     $ 10.80     $ 10.85         $ 11.19        $ 11.43     $11.33
                                                    -------     -------     -------         -------        -------     ------
Investment Operations:
 Net Investment Income                                 0.47        0.47        0.48            0.35           0.50       0.50
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.28)      (0.33)         --           (0.25)         (0.09)      0.15
                                                    -------     -------     -------         -------        -------     ------
 Total From Investment Operations                      0.19        0.14        0.48            0.10           0.41       0.65
                                                    -------     -------     -------         -------        -------     ------
Less Distributions:
 Dividends (from net investment income)               (0.48)      (0.48)      (0.47)          (0.35)         (0.52)     (0.50)
 Distributions (from net realized gains)                 --       (0.03)      (0.06)          (0.09)         (0.13)     (0.05)
                                                    -------     -------     -------         -------        -------     ------
 Total Distributions                                  (0.48)      (0.51)      (0.53)          (0.44)         (0.65)     (0.55)
                                                    -------     -------     -------         -------        -------     ------
Net Asset Value, End of Period                      $ 10.14     $ 10.43     $ 10.80         $ 10.85        $ 11.19     $11.43
                                                    =======     =======     =======         =======        =======     ======
Total Return(2)                                        2.00%       1.26%       4.48%           0.92%          3.65%      5.85%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $14,368     $17,522     $19,329         $15,614        $14,035     $9,520
Ratio of Expenses to Average Net Assets                0.50%       0.50%       0.50%           0.50%          0.50%      0.50%
Ratio of Net Investment Income to Average Net
 Assets                                                4.75%       4.45%       4.36%           4.27%          4.39%      4.42%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.51%       1.38%       1.39%           1.22%          0.93%      0.87%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.74%       3.57%       3.47%           3.55%          3.96%      4.05%
Portfolio Turnover Rate                                  18%         30%         25%             47%            20%        21%
-----------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    19
                    Prospectus - First American Arizona Tax Free Fund

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:
- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.
- American Strategic Income Portfolio Inc. II
- American Strategic Income Portfolio Inc. III

- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
                     THIS PAGE IS NOT PART OF THE PROSPECTUS

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330


--------------------------------------------------------------------------------

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION



More information about the First American Funds is available on the fund's Internet site at www.firstamericanfunds.com and in the following documents:


ANNUAL AND SEMIANNUAL REPORTS


Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI provides more details about the fund and its policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).




You can obtain a free copy of the fund's most recent annual or semiannual reports or the SAI, request other information about the fund, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the fund at the address below. Annual or semiannual reports and the SAI are also available on the fund's Internet site.



Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the fund are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



SEC file number:  811-05309                                         PROAZ  10/09

(FIRST AMERICAN FUNDS LOGO)



October 28, 2009            PROSPECTUS

                            First American Investment Funds, Inc.
                            ASSET CLASS - BOND FUNDS

INCOME FUNDS

Class A, Class B, Class C, Class R, and Class Y Shares

CORE BOND FUND

HIGH INCOME BOND FUND

INFLATION PROTECTED SECURITIES FUND

INTERMEDIATE GOVERNMENT BOND FUND

INTERMEDIATE TERM BOND FUND

SHORT TERM BOND FUND

TOTAL RETURN BOND FUND



As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARIES
   Core Bond Fund                                                             2
   High Income Bond Fund                                                      5
   Inflation Protected Securities Fund                                        8
   Intermediate Government Bond Fund                                         11
   Intermediate Term Bond Fund                                               14
   Short Term Bond Fund                                                      17
   Total Return Bond Fund                                                    20
   Fees and Expenses                                                         23
MORE ABOUT THE FUNDS
   Investment Strategies, Risks and Other Investment Matters                 27
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                              31
   Managing Your Investment                                                  42
ADDITIONAL INFORMATION
   Management                                                                43
   Financial Highlights                                                      45
FOR MORE INFORMATION                                                 Back Cover





Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

Fund Summaries
Introduction

        This section of the prospectus describes the objectives of the First American Income Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

        AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK
        NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL
        INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A
        SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY
        JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH
        JURISDICTION.

        THE FUNDS MAY BE OFFERED ONLY TO PERSONS IN THE UNITED STATES. THIS PROSPECTUS SHOULD NOT BE CONSIDERED A SOLICITATION OR OFFERING OF FUND SHARES OUTSIDE THE UNITED STATES.


                                       1
                          PROSPECTUS - First American Income Funds

Fund Summaries
Core Bond Fund

OBJECTIVE

Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Core Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose

                                       2
                          PROSPECTUS - First American Income Funds

Fund Summaries
Core Bond Fund CONTINUED



money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.

Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Dollar Roll Transaction Risk. The use of dollar rolls can increase the volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets.

Foreign Security Risk. Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk. High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk. The fund's income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk. Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.

See "More About the Funds" for further discussion of these risks.


                                       3
                          PROSPECTUS - First American Income Funds

Fund Summaries
Core Bond Fund CONTINUED


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


                                   (BAR CHART)


            (3.00)%    10.79%      7.84%      8.04%      3.95%      3.53%      2.08%      3.65%      5.80%    (10.84)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2001      4.69%
           Worst Quarter:
           Quarter ended  September 30, 2008     (6.39)%







                                                                                                               Since
AVERAGE ANNUAL TOTAL RETURNS               Inception                                                       Inception
AS OF 12/31/08                                  Date       One Year       Five Years       Ten Years       (Class C)
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund
--------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)             12/22/87        (14.61)%         (0.20)%           2.56%            N/A
--------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                            (16.26)%         (1.74)%           0.75%            N/A
--------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund
  shares)                                                    (9.41)%         (1.01)%           1.12%            N/A
--------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)              8/15/94        (15.72)%         (0.44)%           2.25%            N/A
--------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)               2/1/99        (12.38)%         (0.09)%            N/A            2.27%
--------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)              9/24/01        (10.94)%          0.48%             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)               2/4/94        (10.71)%          0.89%            3.26%            N/A
--------------------------------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond
Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                           5.24%           4.65%            5.63%           5.65%

                                               Since
AVERAGE ANNUAL TOTAL RETURNS               Inception
AS OF 12/31/08                             (Class R)
----------------------------------------------------
Core Bond Fund
----------------------------------------------------
  Class A (return before taxes)                 N/A
----------------------------------------------------
  Class A (return after taxes on
  distributions)                                N/A
----------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund
  shares)                                       N/A
----------------------------------------------------
  Class B (return before taxes)                 N/A
----------------------------------------------------
  Class C (return before taxes)                 N/A
----------------------------------------------------
  Class R (return before taxes)                1.95%
----------------------------------------------------
  Class Y (return before taxes)                 N/A
----------------------------------------------------
Barclays Capital Aggregate Bond
Index(2)
(reflects no deduction for fees,
expenses, or taxes)                            5.25%






(1)Total return for the period from 1/1/09 through 9/30/09 was 20.93%.


(2)An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.


                                       4
                          PROSPECTUS - First American Income Funds

Fund Summaries
High Income Bond Fund

OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The fund may invest in exchange-traded funds, closed-end funds, and other investment companies ("investment companies").


Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.


The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund's total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.


Additional Expenses. When the fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.


Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets.

Foreign Security Risk. Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk. High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.


                                       5
                          PROSPECTUS - First American Income Funds

Fund Summaries
High Income Bond Fund CONTINUED


Income Risk. The fund's income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.

See "More About the Funds" for further discussion of these risks.


                                       6
                          PROSPECTUS - First American Income Funds

Fund Summaries
High Income Bond Fund CONTINUED


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)

                                   (BAR CHART)


            (1.22)%    24.03%     10.30%      2.89%     10.46%      1.63%    (29.11)%

             2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  June 30, 2003           9.36%
           Worst Quarter:
           Quarter ended  December 31, 2008     (19.17)%







                                                                                                         Since
                                                                                                     Inception
                                                                                                     (Class A,
                                                                                                      Class B,           Since
AVERAGE ANNUAL TOTAL RETURNS                      Inception                                           Class C,       Inception
AS OF 12/31/08(2)                                      Date       One Year       Five Years       and Class Y)       (Class R)
------------------------------------------------------------------------------------------------------------------------------
High Income Bond Fund
------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                     8/30/01       (32.15)%          (2.85)%             0.01%             N/A
------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                                  (34.27)%          (5.31)%            (2.66)%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                        (20.46)%          (3.47)%            (1.31)%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                     8/30/01       (32.82)%          (3.01)%            (0.11)%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                     8/30/01       (30.33)%          (2.76)%            (0.16)%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                     9/24/01       (29.21)%          (2.26)%              N/A             1.11%
------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                     8/30/01       (28.93)%          (1.79)%             0.86%             N/A
------------------------------------------------------------------------------------------------------------------------------
Barclays Capital High Yield 2% Issuer Capped
Index(3) (reflects no deduction for fees,
expenses, or taxes)                                               (25.88)%          (0.84)%             2.86%            2.72%
------------------------------------------------------------------------------------------------------------------------------






(1)Total return for the period from 1/1/09 through 9/30/09 was 48.20%.


(2)Performance presented prior to 3/14/03 represents that of First American High Yield Bond Fund, which merged into the fund on that date.


(3)An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity with total index allocation to an individual issuer being limited to 2%.



                                       7
                          PROSPECTUS - First American Income Funds

Fund Summaries
Inflation Protected Securities Fund

OBJECTIVE

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Inflation Protected Securities Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund's investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.



Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.


Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.


Up to 20% of the Fund's assets may be invested in holdings that are not inflation protected. These holdings may include the following:

- domestic and foreign corporate debt obligations.
- securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
- debt obligations of foreign governments.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security's characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund's net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund's advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.


The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


                                       8
                          PROSPECTUS - First American Income Funds

Fund Summaries
Inflation Protected Securities Fund continued



The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.

Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Foreign Security Risk. Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk. High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.


Income Risk. The fund's income could decline during periods of falling interest rates. In addition, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.


Indexing Methodology Risk. There can be no assurance that the U.S. or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services


Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease. Inflation protected securities may react differently from other debt securities to changes in interest rates. Generally, the value of an inflation protected security is affected by changes in "real" interest rates, which are stated interest rates reduced by the expected impact of inflation. Values of these securities normally will fall when real interest rates rise and rise when real interest rates fall.


International Investing Risk. Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.

Tax Consequences of Inflation Adjustments. Because inflation adjustments to the principal amount of an inflation protected security will be included in the fund's income, the fund may have to make income distributions to shareholders that exceed the cash it receives.

See "More About the Funds" for further discussion of these risks.


                                       9
                          PROSPECTUS - First American Income Funds

Fund Summaries
Inflation Protected Securities Fund continued


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                   (BAR CHART)


             2.19%     (0.09)%     9.42%     (3.11)%

             2005       2006       2007       2008

           Best Quarter:
           Quarter ended  March 31, 2008          5.25%
           Worst Quarter:
           Quarter ended  December 31, 2008      (4.13)%







AVERAGE ANNUAL TOTAL RETURNS                                         Inception                          Since
AS OF 12/31/08                                                            Date       One Year       Inception
-------------------------------------------------------------------------------------------------------------
Inflation Protected Securities Fund
-------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                        10/1/04        (7.21)%          1.48%
-------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                       (9.30)%         (0.23)%
-------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of fund
  shares)                                                                             (4.65)%          0.30%
-------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                        10/1/04        (4.75)%          1.73%
-------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                                        10/1/04        (3.35)%          2.30%
-------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                        10/1/04        (2.86)%          2.76%
-------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. TIPs Index(2)
(reflects no deduction for fees, expenses, or taxes)                                  (2.35)%          3.56%






(1)Total return for the period from 1/1/09 through 9/30/09 was 10.49%.


(2)An unmanaged index consisting of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity.


                                       10
                          PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Government Bond Fund

OBJECTIVE




Intermediate Government Bond Fund's objective is to provide investors with current income to the extent consistent with the preservation of capital.



PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, Intermediate Government Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the following:



- U.S. Treasury obligations.


- Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


- Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.



U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.



The fund may invest up to 10% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor.



In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.



Under normal market conditions, the fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration between two and one-half and seven years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.



To generate additional income, the fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.



The fund may utilize futures contracts and options on futures contracts, which are derivative instruments. The fund may enter into futures contracts and options thereon that are traded on domestic securities exchanges, boards of trade, or similar entities, or in the over-the-counter market. The fund may use futures transactions in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio, or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a futures contract or an option on a futures contract is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund enters into a futures transaction for speculative purposes, the fund will be fully exposed to the risks of loss of that future or option, which may sometimes be greater than its cost. The fund may not use futures or options on futures to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.



PRINCIPAL RISKS



The price and yield of the fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.



Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.



Dollar Roll Transaction Risk. The use of dollar rolls can increase the volatility of the fund's share price, and it may have


                                       11
                          PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Government Bond Fund continued





an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.





Income Risk. The fund's income could decline during periods of falling interest rates.



Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.



Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.



See "More About the Funds" for further discussion of these risks.



                                       12
                          PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Government Bond Fund continued




FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower. Class C and Class R shares were not offered prior to the date of this prospectus.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.



Effective August 31, 2009, the fund's investment objective was changed from providing "current income that is exempt from state income tax" to providing "current income," in each case to the extent consistent with preservation of capital. As of the same date, the fund's investment strategies were significantly broadened, consistent with this new investment objective. As a result, the performance information presented below reflects the performance of an investment portfolio that will differ materially from the fund's portfolio going forward.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                   (BAR CHART)


             1.55%      1.48%      1.63%      3.18%      7.76%      9.29%

             2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 2008       5.92%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.41)%







AVERAGE ANNUAL TOTAL RETURNS                                 Inception                                           Since
AS OF 12/31/08                                                    Date       One Year       Five Years       Inception
----------------------------------------------------------------------------------------------------------------------
Intermediate Government Bond Fund
----------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               10/25/02          6.87%            4.16%          3.88%
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                 5.72%            2.77%          2.18%
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                               4.42%            2.78%          2.44%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               10/25/02          9.45%            4.80%          4.41%
----------------------------------------------------------------------------------------------------------------------
Barclays Capital Intermediate Treasury Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                           11.35%            5.38%          4.98%
----------------------------------------------------------------------------------------------------------------------
Barclays Capital Intermediate Government Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                           10.43%            5.30%          4.97%






(1)Total return for the period from 1/1/09 through 9/30/09 was 0.01%.



(2)An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and ten years.



(3)Previously, the fund used the Barclays Capital Intermediate Treasury Bond Index as a benchmark. Going forward, the fund's performance will be compared to the Barclays Capital Intermediate Government Bond Index because it more closely reflects the fund's investment universe. The Barclays Capital Intermediate Government Bond Index is an unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between one and ten years.



                                       13
                          PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Term Bond Fund

OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.

Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Dollar Roll Transaction Risk. The use of dollar rolls can increase the volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Foreign Security Risk. Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.


                                       14
                          PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Term Bond Fund continued


Income Risk. The fund's income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.

Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.

See "More About the Funds" for further discussion of these risks.





                                       15
                          PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Term Bond Fund continued



FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A shares will be lower due to their higher expenses.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table only includes returns before taxes. For Class Y shares, the table includes returns both before and after taxes. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1,2)

                                   (BAR CHART)


             1.00%     10.18%      7.71%      8.08%      4.07%      2.83%      1.64%      3.17%      6.30%     (7.62)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2001      4.18%
           Worst Quarter:
           Quarter ended  September 30, 2008     (5.19)%







AVERAGE ANNUAL TOTAL RETURNS                                Inception
AS OF 12/31/08(2)                                                Date       One Year       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
Intermediate Term Bond Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                1/9/95        (9.81)%           0.64%            3.26%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                1/5/93        (7.62)%           1.26%            3.69%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                              (9.25)%          (0.23)%           1.86%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and sale
  of fund shares)                                                            (4.89)%           0.26%            2.07%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital Intermediate Gov't/Credit Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                          5.07%            4.21%            5.43%






(1)Total return for the period from 1/1/09 through 9/30/09 was 18.71%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

(3)An unmanaged index of investment grade, fixed income securities with maturities ranging from one to ten years.


                                       16
                          PROSPECTUS - First American Income Funds

Fund Summaries
Short Term Bond Fund

OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
- commercial paper.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.



                                       17
                          PROSPECTUS - First American Income Funds

Fund Summaries
Short Term Bond Fund continued



PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.

Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets.

Foreign Security Risk. Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk. High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk. The fund's income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk. Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.

See "More About the Fund" for further discussion of these risks.


                                       18
                          PROSPECTUS - First American Income Funds

Fund Summaries
Short Term Bond Fund continued




FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower. Class C shares were not offered prior to the date of this prospectus.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                   (BAR CHART)


             3.34%      8.17%      7.15%      6.00%      1.85%      0.96%      1.43%      3.86%      5.64%     (4.43)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  March 31, 2001          3.21%
           Worst Quarter:
           Quarter ended  December 31, 2008      (3.37)%







AVERAGE ANNUAL TOTAL RETURNS                                Inception
AS OF 12/31/08                                                   Date       One Year       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                              12/14/92        (6.57)%           0.99%           3.10%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              (8.00)%          (0.24)%          1.54%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (4.23)%           0.15%           1.70%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/4/94        (4.18)%           1.61%           3.49%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital 1-3 Year Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                          4.97%            3.81%           4.80%






(1)Total return for the period from 1/1/09 through 9/30/09 was 11.65%.



(2)An unmanaged index of investment grade, fixed income securities with maturities ranging from one to three years.



                                       19
                          PROSPECTUS - First American Income Funds

Fund Summaries
Total Return Bond Fund

OBJECTIVE

Total Return Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Total Return Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- debt obligations of foreign governments.

Up to 30% of the fund's total assets may be invested collectively in the following categories of debt securities, provided that the fund will not invest more than 20% of its total assets in any single category:
- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high-yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

Fund managers make buy, sell, and hold decisions using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.



                                       20
                          PROSPECTUS - First American Income Funds

Fund Summaries
Total Return Bond Fund continued


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.

Call Risk. If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Dollar Roll Transaction Risk. The use of dollar rolls can increase the volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets.

Foreign Security Risk. Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk. High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk. The fund's income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk. Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.

See "More About the Funds" for further discussion of these risks.


                                       21
                          PROSPECTUS - First American Income Funds

Fund Summaries
Total Return Bond Fund continued


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Effective May 13, 2005, the fund's name was changed from Corporate Bond Fund to Total Return Bond Fund, and the fund's principal investment strategy was changed from investing primarily in corporate debt obligations to investing primarily in the types of debt securities listed above. As a result, the performance information provided below for periods prior to May 13, 2005 reflects the performance of an investment portfolio that is materially different from the fund's current investment portfolio.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                   (BAR CHART)


             7.14%      5.62%      9.77%      5.54%      2.37%      3.10%      5.89%    (14.81)%

             2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  June 30, 2003           6.43%
           Worst Quarter:
           Quarter ended  September 30, 2008     (8.60)%







                                                                                                         Since
                                                                                                     Inception
                                                                                                     (Class A,
                                                                                                      Class B,           Since
AVERAGE ANNUAL TOTAL RETURNS                      Inception                                           Class C,       Inception
AS OF 12/31/08                                         Date       One Year       Five Years       and Class Y)       (Class R)
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund
------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      2/1/00       (18.43)%          (0.76)%              2.98%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                                  (20.76)%          (2.51)%              0.75%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                        (11.85)%          (1.56)%              1.24%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      2/1/00       (19.51)%          (0.98)%              2.69%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      2/1/00       (16.31)%          (0.65)%              2.69%            N/A
------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                     9/24/01       (15.14)%          (0.09)%               N/A            2.06%
------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      2/1/00       (14.70)%           0.35%               3.72%            N/A
------------------------------------------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index(2)
(reflects no deduction for fees, expenses, or
taxes)                                                              5.24%            4.65%               6.45%           5.25%






(1)Total return for the period from 1/1/09 through 9/30/09 was 32.29%.


(2)An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.


                                       22
                          PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds.


Core Bond Fund
High Income Fund
Inflation Protected Securities Fund(1)

Total Return Bond Fund



----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(2)
(fees paid directly from your investment)                 Class A(3)       Class B       Class C       Class R       Class Y
----------------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                          4.25%         0.00%         0.00%          None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is less)                      0.00%         5.00%         1.00%          None          None
----------------------------------------------------------------------------------------------------------------------------------


(1)This fund does not offer Class B shares.


(2)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(3)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.

Intermediate Government Bond Fund
Intermediate Term Bond Fund
Short Term Bond Fund



---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                        Class A(2)       Class C       Class R       Class Y
---------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                 2.25%         0.00%          None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is less)                             0.00%         1.00%          None          None
---------------------------------------------------------------------------------------------------------------------------




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------
                                               Distribution and/or                    Acquired        Total Annual
                                 Management      Service (12b-1)        Other        Fund Fees       Fund Operating
CLASS A                             Fees             Fees(1)          Expenses    and Expenses(2)     Expenses(3,4)
-------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                    0.50%             0.25%             0.27%             --              1.02%
  High Income Bond Fund             0.70%             0.25%             0.41%           0.06%             1.42%
  Inflation Protected
  Securities Fund                   0.50%             0.25%             0.35%             --              1.10%
  Intermediate Government Bond
  Fund                              0.50%             0.25%             0.40%           0.01%             1.16%
  Intermediate Term Bond Fund       0.50%             0.25%             0.26%           0.01%             1.02%
  Short Term Bond Fund              0.50%             0.25%             0.31%           0.01%             1.07%
  Total Return Bond Fund            0.60%             0.25%             0.28%           0.01%             1.14%
-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
------------------------------------------------------------------------
                                       Less               Net
CLASS A                          Fee Waivers(1,5)    Expenses(1,5)
------------------------------------------------------------------------
  Core Bond Fund                      (0.07)%            0.95%
  High Income Bond Fund               (0.26)%            1.16%
  Inflation Protected
  Securities Fund                     (0.25)%            0.85%
  Intermediate Government Bond
  Fund                                (0.40)%            0.76%
  Intermediate Term Bond Fund         (0.16)%            0.86%
  Short Term Bond Fund                (0.32)%            0.75%
  Total Return Bond Fund              (0.24)%            0.90%
------------------------------------------------------------------------





(1)The distributor has contractually agreed to limit its Class A share 12b-1 fees for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund to 0.15% through October 31, 2010. In addition, the advisor has contractually agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.11% of average daily net assets for Total Return Bond Fund through October 31, 2010. After such waivers and reimbursements, the net 12b-1 fee to be paid by each fund through October 31, 2010, as a percentage of average daily net assets, is 0.14% for Total Return Bond Fund, 0.15% for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund, and 0.25% for each other fund.



(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.


(3)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.


                                       23
                          PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses continued


(4)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of each fund's net income from securities lending transactions in connection with the lending services it provides each fund.


(5)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class A shares, after waivers and/or reimbursements by the advisor and the distributor, and excluding Acquired Fund Fees and Expenses, do not exceed 0.95% for Core Bond Fund, 1.10% for High Income Bond Fund, 0.85% for Inflation Protected Securities Fund and Intermediate Term Bond Fund, 0.75% for Intermediate Government Bond Fund and Short Term Bond Fund, and 0.89% for Total Return Bond Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.




--------------------------------------------------------------------------------------------------------------------
                                                Distribution and/or                    Acquired        Total Annual
                                  Management      Service (12b-1)        Other        Fund Fees       Fund Operating
CLASS B                              Fees               Fees           Expenses    and Expenses(1)     Expenses(2,3)
--------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                     0.50%             1.00%             0.27%             --              1.77%
  High Income Bond Fund              0.70%             1.00%             0.41%           0.06%             2.17%
  Total Return Bond Fund             0.60%             1.00%             0.28%           0.01%             1.89%
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
                                       Less             Net
CLASS B                           Fee Waivers(4)    Expenses(4)
---------------------------------------------------------------------
  Core Bond Fund                      (0.07)%          1.70%
  High Income Bond Fund               (0.26)%          1.91%
  Total Return Bond Fund              (0.13)%          1.76%
---------------------------------------------------------------------





(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.


(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.

(3)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of each fund's net income from securities lending transactions in connection with the lending services it provides each fund.


(4)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class B shares, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.70% for Core Bond Fund, 1.85% for High Income Bond Fund, and 1.75% for Total Return Bond Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.




--------------------------------------------------------------------------------------------------------------------
                                                Distribution and/or                    Acquired        Total Annual
                                  Management      Service (12b-1)        Other        Fund Fees       Fund Operating
CLASS C                              Fees               Fees           Expenses    and Expenses(1)     Expenses(2,3)
--------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                     0.50%             1.00%             0.27%             --              1.77%
  High Income Bond Fund              0.70%             1.00%             0.41%           0.06%             2.17%
  Inflation Protected Securities
  Fund                               0.50%             1.00%             0.34%             --              1.84%
  Intermediate Government Bond
  Fund                               0.50%             1.00%             0.40%           0.01%             1.91%
  Short Term Bond Fund               0.50%             1.00%             0.31%           0.01%             1.82%
  Total Return Bond Fund             0.60%             1.00%             0.28%           0.01%             1.89%
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
                                       Less             Net
CLASS C                           Fee Waivers(4)    Expenses(4)
---------------------------------------------------------------------
  Core Bond Fund                      (0.07)%          1.70%
  High Income Bond Fund               (0.26)%          1.91%
  Inflation Protected Securities
  Fund                                (0.25)%          1.59%
  Intermediate Government Bond
  Fund                                (0.30)%          1.61%
  Short Term Bond Fund                (0.21)%          1.61%
  Total Return Bond Fund              (0.13)%          1.76%
---------------------------------------------------------------------





(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.


(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.

(3)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of each fund's net income from securities lending transactions in connection with the lending services it provides each fund.


(4)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class C shares, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.70% for Core Bond Fund, 1.85% for High Income Bond Fund, 1.60% for Inflation Protected Securities Fund, Intermediate Government Bond Fund, and Short Term Bond Fund, and 1.75% for Total Return Bond Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.




--------------------------------------------------------------------------------------------------------------------
                                                Distribution and/or                    Acquired        Total Annual
                                  Management      Service (12b-1)        Other        Fund Fees       Fund Operating
CLASS R                              Fees               Fees           Expenses    and Expenses(1)     Expenses(2,3)
--------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                     0.50%             0.50%             0.27%             --              1.27%
  High Income Bond Fund              0.70%             0.50%             0.41%           0.06%             1.67%
  Inflation Protected Securities
  Fund                               0.50%             0.50%             0.35%             --              1.35%
  Intermediate Government Bond
  Fund                               0.50%             0.50%             0.40%           0.01%             1.41%
  Total Return Bond Fund             0.60%             0.50%             0.28%           0.01%             1.39%
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
                                       Less             Net
CLASS R                           Fee Waivers(4)    Expenses(4)
---------------------------------------------------------------------
  Core Bond Fund                      (0.07)%          1.20%
  High Income Bond Fund               (0.26)%          1.41%
  Inflation Protected Securities
  Fund                                (0.25)%          1.10%
  Intermediate Government Bond
  Fund                                (0.30)%          1.11%
  Total Return Bond Fund              (0.13)%          1.26%
---------------------------------------------------------------------





(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.


(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.

(3)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of each fund's net income from securities lending transactions in connection with the lending services it provides each fund.


(4)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class R shares, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.20% for Core Bond Fund, 1.35% for High Income Bond Fund, 1.10% for Inflation Protected Securities Fund and Intermediate Government Bond Fund, and 1.25% for Total Return Bond Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.



                                       24
                          PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses continued



--------------------------------------------------------------------------------------------------------------------
                                                Distribution and/or                    Acquired        Total Annual
                                  Management      Service (12b-1)        Other        Fund Fees       Fund Operating
CLASS Y                              Fees               Fees           Expenses    and Expenses(1)     Expenses(2,3)
--------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                     0.50%              None             0.27%             --              0.77%
  High Income Bond Fund              0.70%              None             0.41%           0.06%             1.17%
  Inflation Protected Securities
  Fund                               0.50%              None             0.35%             --              0.85%
  Intermediate Government Bond
  Fund                               0.50%              None             0.40%           0.01%             0.91%
  Intermediate Term Bond Fund        0.50%              None             0.26%           0.01%             0.77%
  Short Term Bond Fund               0.50%              None             0.31%           0.01%             0.82%
  Total Return Bond Fund             0.60%              None             0.28%           0.01%             0.89%
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
                                       Less             Net
CLASS Y                           Fee Waivers(4)    Expenses(4)
---------------------------------------------------------------------
  Core Bond Fund                      (0.07)%          0.70%
  High Income Bond Fund               (0.26)%          0.91%
  Inflation Protected Securities
  Fund                                (0.25)%          0.60%
  Intermediate Government Bond
  Fund                                (0.30)%          0.61%
  Intermediate Term Bond Fund         (0.06)%          0.71%
  Short Term Bond Fund                (0.22)%          0.60%
  Total Return Bond Fund              (0.13)%          0.76%
---------------------------------------------------------------------




(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.


(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.

(3)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of each fund's net income from securities lending transactions in connection with the lending services it provides each fund.


(4)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class Y shares, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.70% for Core Bond Fund and Intermediate Term Bond Fund, 0.85% for High Income Bond Fund, 0.60% for Inflation Protected Securities Fund, Intermediate Government Bond Fund and Short Term Bond Fund, and 0.75% for Total Return Bond Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.



EXAMPLES These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. The examples assume that contractual fee waivers were in effect throughout the first year of each period (i.e., the entire one year period), but were discontinued for the balance of each period longer than one year. Although your actual costs and returns may differ, based on these assumptions your costs would be:




CLASS A                                                   One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                              $518              $729           $  958          $1,614
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                       $538              $831           $1,145          $2,033
---------------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                         $508              $736           $  982          $1,687
---------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond                                $301              $546           $  811          $1,567
---------------------------------------------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                 $311              $527           $  760          $1,431
---------------------------------------------------------------------------------------------------------------------
  Short Term Bond Fund                                        $300              $527           $  772          $1,473
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                      $513              $749           $1,004          $1,732







CLASS B
(assuming redemption at end of each period)               One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                            $673            $  950           $1,153           $1,880
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                     $694            $1,054           $1,341           $2,292
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                    $679            $  981           $1,209           $2,005







CLASS B
(assuming no redemption at end of each period)            One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                              $173              $550           $  953          $1,880
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                       $194              $654           $1,141          $2,292
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                      $179              $581           $1,009          $2,005






                                       25
                          PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses continued



CLASS C
(assuming redemption at end of each period)               One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                              $273              $550           $  953          $2,078
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                       $294              $654           $1,141          $2,483
---------------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                         $262              $554           $  972          $2,138
---------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond Fund                           $264              $571           $1,004          $2,208
---------------------------------------------------------------------------------------------------------------------
  Short Term Bond Fund                                        $264              $552           $  966          $2,120
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                      $279              $581           $1,009          $2,201







CLASS C
(assuming no redemption at end of each period)            One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                              $173              $550           $  953          $2,078
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                       $194              $654           $1,141          $2,483
---------------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                         $162              $554           $  972          $2,138
---------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond Fund                           $164              $571           $1,004          $2,208
---------------------------------------------------------------------------------------------------------------------
  Short Term Bond Fund                                        $164              $552           $  966          $2,120
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                      $179              $581           $1,009          $2,201







CLASS R                                                   One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                              $122              $396             $690          $1,528
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                       $144              $501             $883          $1,954
---------------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                         $112              $403             $715          $1,602
---------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond Fund                           $113              $417             $743          $1,665
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                      $128              $427             $748          $1,657







CLASS Y                                                   One Year       Three Years       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                             $72             $239             $421            $  948
---------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                      $93             $346             $619            $1,397
---------------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                        $61             $246             $447            $1,026
---------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond Fund                          $62             $260             $475            $1,092
---------------------------------------------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                $73             $240             $422            $  949
---------------------------------------------------------------------------------------------------------------------
  Short Term Bond Fund                                       $61             $240             $433            $  993
---------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                     $78             $271             $480            $1,084






                                       26
                          PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides more information about some of the funds' principal and non-principal investment strategies. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

U.S. Government Agency Securities. The U.S. Government agency securities in which the funds may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank
(FFCB), the U.S. Agency for International Development (U.S. AID), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the funds invest are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Inflation Protected Securities Fund may invest in inflation protected securities issued by U.S. Government agencies. Currently, there are such securities available in the secondary market that have been issued by FNMA, FHLB, and TVA.

Asset-Backed Securities. Asset-backed securities in which the funds may invest are supported by credit card loans, automobile loans, home equity loans, corporate bonds, commercial loans, or other loans or receivables that by their terms convert into cash within a finite time period.

Effective Maturity and Effective Duration. Certain funds attempt to maintain a specified weighted average effective maturity and/or average effective duration. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective duration, another measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Ratings. Certain funds have investment strategies requiring them to invest in debt securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in each fund are identified in the "Fund Summaries" section. These risks are described below.


                                       27
                          PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters CONTINUED


Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk. Each of the funds may invest in debt securities, which are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Each of the funds is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.


Intermediate Government Bond Fund invests primarily in U.S. government securities, which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Intermediate Government Bond Fund and Intermediate Term Bond Fund attempt to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.



Derivative Instrument Risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. For example, in a credit default swap, the advisor may not correctly evaluate the creditworthiness of the company or companies on which the swap is based. Furthermore, when a fund sells protection in a credit default swap, in addition to being subject to investment exposure on its total net assets, the fund is subject to investment exposure on the notional amount of the swap. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.


The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.



Dollar Roll Transaction Risk. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable (which includes an amplified risk of war and terrorism), than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Fluctuations in the prices of securities of issuers in emerging markets can be especially sudden and substantial. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on economies and securities markets of certain emerging market countries.


                                       28
                          PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters CONTINUED



Foreign Security Risk. Each fund (other than Intermediate Government Bond Fund) may invest in dollar denominated foreign securities. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.




High-Yield Securities Risk. A significant portion of the portfolio of High Income Bond Fund, and up to 10% of the total assets of Core Bond Fund and Short Term Bond Fund, 10% of the net assets of Inflation Protected Securities Fund, and 20% of the total assets of Total Return Bond Fund, may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below), in lower-yielding securities.


Inflation Protected Securities Fund is subject to the risk that, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.


Indexing Methodology Risk. Interest payments on inflation protected debt securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

The effect of interest rate changes on the inflation protected securities held by Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a "real" interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in "real" interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk. Up to 20% of the net assets of Inflation Protected Securities Fund, 20% of the total assets of Total Return Bond Fund, and 10% of the total assets of Core Bond Fund and Short Term Bond Fund may be invested in non-dollar denominated foreign securities. Investing in these securities involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the funds' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the funds.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.


                                       29
                          PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters CONTINUED


Foreign Tax Risk. The funds' income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund are exposed to liquidity risk because of their investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


Securities Lending Risk. When a fund loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. If the borrower fails to return the loaned securities, the fund could suffer a loss if the value of the invested collateral is insufficient to purchase replacement securities.


Tax Consequences of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


                                       30
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).


The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."


Some financial intermediaries may charge a fee for helping you purchase, redeem or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

CHOOSING A SHARE CLASS

The funds issue their shares in two or more classes, as indicated by an "x" in the following table, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.


                                             Share Class
FUND                                  A       C       R       Y
----------------------------------------------------------------
Core Bond Fund                        x       x       x       x
High Income Bond Fund                 x       x       x       x
Inflation Protected Securities
  Fund                                x       x       x       x
Intermediate Government Bond
  Fund                                x       x       x       x
Intermediate Term Bond Fund           x                       x
Short Term Bond Fund                  x       x               x
Total Return Bond Fund                x       x       x       x
----------------------------------------------------------------



Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, were allowed in Class B shares of the First American funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged. Class B shareholders wishing to make additional investments in the funds' shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.


CLASS Y SHARES generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.


Class Share Overview

                                 Contingent Deferred
                Front-End Sales      Sales Charge        Annual 12b-1 Fees
                 Charge (FESC)          (CDSC)        (as a % of net assets)
----------------------------------------------------------------------------
Class A          2.25%-4.25%(1)          0.00%(2)              0.25%
Class B(3)            None               5.00%(4)              1.00%
Class C(5)            None               1.00%(6)              1.00%
Class R               None               None                  0.50%
Class Y               None               None                  None
----------------------------------------------------------------------------


(1)The FESC differs by fund and is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.

(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."

(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.


                                       31
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (previously offered by certain First American funds), and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.


Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                          Intermediate Government Bond
                          Fund
                          Intermediate Term Bond Fund
                          Short Term Bond Fund
                          -------------------------------
                                    Sales Charge
                          -------------------------------
                           As a %               As a %
                             of                 of Net
                          Offering              Amount
PURCHASE AMOUNT             Price              Invested
---------------------------------------------------------
Less than $50,000           2.25%                2.30%
$50,000 - $99,999           2.00%                2.04%
$100,000 - $249,999         1.75%                1.78%
$250,000 - $499,999         1.25%                1.27%
$500,000 - $999,999         1.00%                1.01%
$1 million and over         0.00%                0.00%




                          Core Bond Fund
                          High Income Bond Fund
                          Inflation Protected Securities
                          Fund
                          Total Return Bond Fund
                          -------------------------------
                                    Sales Charge
                          -------------------------------
                           As a %               As a %
                             of                 of Net
                          Offering              Amount
PURCHASE AMOUNT             Price              Invested
---------------------------------------------------------
Less than $50,000           4.25%                4.44%
$50,000 - $99,999           4.00%                4.17%
$100,000 - $249,999         3.50%                3.63%
$250,000 - $499,999         2.50%                2.56%
$500,000 - $999,999         2.00%                2.04%
$1 million and over         0.00%                0.00%



Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B (previously offered by certain First American funds), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts.   Concurrent and prior purchases by certain other
accounts of Class A, Class B (previously offered by certain First American funds), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.



Letter of Intent.   If you plan to make an aggregate investment of $50,000 or
more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for


                                       32
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.


- group retirement and employee benefit plans.


In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.


You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class B Shares

Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments were allowed in Class B shares of the First American funds as described above under "Choosing a Share Class."

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your

                                       33
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

Year since
purchase of
original fund             CDSC as a % of the
shares                   value of your shares
---------------------------------------------------
First                            5.00%
Second                           5.00%
Third                            4.00%
Fourth                           3.00%
Fifth                            2.00%
Sixth                            1.00%
Seventh                          0.00%
Eighth                           0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares

Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American Funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows each fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

                                     Annual 12b-1 Fees
                                    (as a percentage of
                                 average daily net assets)
                              ------------------------------
                                                 Shareholder
                              Distribution        Servicing
                                   Fee               Fee
------------------------------------------------------------
Class A(1)                        None              0.25%
Class B                           0.75%             0.25%
Class C                           0.75%             0.25%
Class R                           0.25%             0.25%
Class Y                           None              None
------------------------------------------------------------



(1)The distributor has contractually agreed to limit its Class A share 12b-1 fee for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund to 0.15% through October 31, 2010. In addition, the advisor has contractually agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.11% of average daily net assets for Total Return Bond Fund.



                                       34
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                           Intermediate
                           Government Bond Fund
                           Intermediate Term Bond
                           Fund
                           Short Term Bond Fund
                           ----------------------
                             Maximum Reallowance
                                  as a % of
Purchase Amount                Purchase Price
-------------------------------------------------
Less than $50,000                   2.00%
$50,000 - $99,999                   1.75%
$100,000 - $249,999                 1.50%
$250,000 - $499,999                 1.00%
$500,000 - $999,999                 0.75%
$1 million and over                 0.00%




                           Core Bond Fund
                           High Income Bond Fund
                           Inflation Protected
                           Securities Fund
                           Total Return Bond Fund
                           ----------------------
                             Maximum Reallowance
                                  as a % of
Purchase Amount                Purchase Price
-------------------------------------------------
Less than $50,000                   4.00%
$50,000 - $99,999                   3.75%
$100,000 - $249,999                 3.25%
$250,000 - $499,999                 2.25%
$500,000 - $999,999                 1.75%
$1 million and over                 0.00%



Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees


The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% (0.15% for Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund) of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.


The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.


In all cases, the intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.


Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets

                                       35
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares


You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.





The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.


By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount for your account type by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or

- through automatic monthly exchanges of your fund into another First American fund of the same class.


                                       36
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:

- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.
- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawal when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.
- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


                                       37
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the funds must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class R Shares. If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming, and Exchanging Class Y Shares


You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.


If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


                                       38
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



To exchange your shares, call your financial intermediary.
Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAV on national holidays, or any other days, on which the NYSE is closed for trading.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares

The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in a fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The funds' advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the

                                       39
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds generally seek to apply their short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the funds (or the funds' distributor) have entered into with intermediaries, the funds may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The funds will request that the intermediary provide additional account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the funds' policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

Once a telephone transaction had been placed, it cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.


If the funds elect to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the funds will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.



An intermediary may apply its own procedures in attempting to comply with the funds' low balance account policy.



                                       40
                          PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund's assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund's portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.


                                       41
                          PROSPECTUS - First American Income Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS


Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and that the distributions will not be treated as "qualified dividends" that are taxed at the same rates as long-term capital gains.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients


A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.


More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.


                                       42
                          PROSPECTUS - First American Income Funds

Additional Information
Management


FAF Advisors, Inc. is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2009, FAF Advisors had more than $100 billion in assets under management, including investment company assets of more than $85 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                       Management fee
                                     as a % of average
                                      daily net assets
------------------------------------------------------
CORE BOND FUND                             0.43%
HIGH INCOME BOND FUND                      0.44%
INFLATION PROTECTED SECURITIES
  FUND                                     0.25%
INTERMEDIATE GOVERNMENT BOND FUND          0.18%
INTERMEDIATE TERM BOND FUND                0.44%
SHORT TERM BOND FUND                       0.28%
TOTAL RETURN BOND FUND                     0.47%
------------------------------------------------------




A discussion regarding the basis for the board's approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended June 30, 2009.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:


Administration Services. FAF Advisors and its affiliate, U.S. Bancorp Fund Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.


Custody Services. U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.



Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.


Securities Lending Services. In connection with lending their portfolio securities, the funds pay fees to U.S. Bank of up to 25% of each fund's net income from these securities lending transactions. In addition, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of each fund's average daily net assets.



Transfer Agency Services. Fund Services provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."


                                       43
                          PROSPECTUS - First American Income Funds

Additional Information
Management continued


PORTFOLIO MANAGEMENT

The portfolio managers primarily responsible for the funds' management are set forth below followed by the portfolio managers' biographies.

Core Bond Fund. Chris J. Neuharth has served as the primary portfolio manager for the fund since October 2006 and had previously co-managed the fund since October 2002. Timothy A. Palmer, Wan-Chong Kung, and Jeffrey J. Ebert have co-managed the fund since May 2003, June 2001, and December 2005, respectively.

High Income Bond Fund. John T. Fruit has served as the primary portfolio manager for the fund since October 2006 and had previously co-managed the fund since November 2005. Gregory A. Hanson has co-managed the fund March 2006. Jeffrey T. Schmitz has co-managed the fund since January 2008.


Inflation Protected Securities Fund. Wan-Chong Kung has served as the primary portfolio manager for the fund since October 2004.



Intermediate Government Bond Fund. Wan-Chong Kung has served as the primary portfolio manager for the fund since November 2002. Chris J. Neuharth and Jason
J. O'Brien have co-managed the fund since August 2009.


Intermediate Term Bond Fund. Wan-Chong Kung has served as the primary portfolio manager for the fund since October 2002 and Jeffrey J. Ebert has co-managed the fund since February 2000.

Short Term Bond Fund. Chris J. Neuharth has served as the primary portfolio manager for the fund since March 2004 and Marie A. Newcome has co-managed the fund since January 2005.

Total Return Bond Fund. Timothy A. Palmer has served as the primary portfolio manager for the fund since May 2005. Wan-Chong Kung and Chris J. Neuharth have co-managed the fund since May 2005, and Jeffrey J. Ebert has co-managed the fund since February 2000.



PORTFOLIO MANAGER BIOGRAPHIES

Jeffrey J. Ebert, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1991.

John T. Fruit, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry in 1988 and joined FAF Advisors in 2001.

Gregory A. Hanson, CFA, Director, Taxable Fixed-Income Credit Research, entered the financial services industry in 1977 and joined FAF Advisors in 1997.

Wan-Chong Kung, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry in 1992 and joined FAF Advisors in 1993.


Chris J. Neuharth, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry in 1983 and rejoined FAF Advisors in 2000.


Marie A. Newcome, CFA, Fixed-Income Portfolio Manager, entered the financial services industry in 1992. Prior to joining FAF Advisors in 2004, Ms. Newcome held multiple positions at American Express Financial Advisors, specializing in government, global, corporate, and mortgage-backed bond portfolios.

Jason J. O'Brien, CFA, Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1993.

Timothy A. Palmer, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry in 1986 and joined FAF Advisors in 2003.



Jeffrey T. Schmitz, CFA, Senior Credit Analyst, entered the financial services industry in 1987. Prior to joining FAF Advisors in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


                                       44
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights



The tables that follow present performance information about the Class A, Class B, Class C, Class R, and Class Y shares of the funds (to the extent the funds offered such classes during the periods presented). This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

Core Bond Fund



                                                                                     Fiscal period            Fiscal year ended
                                            Fiscal year ended June 30,                   ended                  September 30,
CLASS A SHARES                         2009(1)       2008(1)        2007(1)       June 30, 2006(1,2)        2005(1)        2004(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period   $ 10.86       $ 10.79       $  10.71            $  11.15            $  11.27       $  11.56
                                       -------       -------       --------            --------            --------       --------
Investment Operations:
 Net Investment Income                    0.61          0.51           0.47                0.33                0.40           0.38
 Realized and Unrealized Gains
  (Losses) on Investments                (0.81)         0.05           0.09               (0.37)              (0.09)         (0.09)
                                       -------       -------       --------            --------            --------       --------
 Total From Investment Operations        (0.20)         0.56           0.56               (0.04)               0.31           0.29
                                       -------       -------       --------            --------            --------       --------
Less Distributions:
 Dividends (from net investment
  income)                                (0.62)        (0.49)         (0.48)              (0.33)              (0.42)         (0.41)
 Distributions (from net realized
  gains)                                    --            --             --               (0.07)              (0.01)         (0.17)
                                       -------       -------       --------            --------            --------       --------
 Total Distributions                     (0.62)        (0.49)         (0.48)              (0.40)              (0.43)         (0.58)
                                       -------       -------       --------            --------            --------       --------
Net Asset Value, End of Period         $ 10.04       $ 10.86       $  10.79            $  10.71            $  11.15       $  11.27
                                       =======       =======       ========            ========            ========       ========
Total Return(3)                          (1.37)%        5.24%          5.26%              (0.34)%              2.75%          2.60%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)        $82,373       $94,571       $102,723            $134,845            $161,410       $184,805
Ratio of Expenses to Average Net
 Assets                                   0.95%         0.95%          0.95%               0.95%               0.95%          0.95%
Ratio of Net Investment Income to
 Average Net Assets                       6.34%         4.63%          4.25%               3.98%               3.51%          3.30%
Ratio of Expenses to Average Net
 Assets (excluding waivers)               1.02%         1.01%          1.01%               1.03%               1.05%          1.05%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                 6.27%         4.57%          4.19%               3.90%               3.41%          3.20%
Portfolio Turnover Rate                    160%          131%           137%                139%                208%           182%
----------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                       45
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Core Bond Fund  (CONTINUED)




                                                                                       Fiscal period           Fiscal year ended
                                               Fiscal year ended June 30,                  ended                 September 30,
CLASS B SHARES                            2009(1)       2008(1)       2007(1)       June 30, 2006(1,2)       2005(1)       2004(1)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period       $10.77        $10.70        $10.63             $ 11.07            $ 11.19       $ 11.48
                                           ------        ------        ------             -------            -------       -------
Investment Operations:
 Net Investment Income                       0.54          0.42          0.38                0.26               0.31          0.29
 Realized and Unrealized Gains (Losses)
  on Investments                            (0.81)         0.06          0.09               (0.36)             (0.09)        (0.09)
                                           ------        ------        ------             -------            -------       -------
 Total From Investment Operations           (0.27)         0.48          0.47               (0.10)              0.22          0.20
                                           ------        ------        ------             -------            -------       -------
Less Distributions:
 Dividends (from net investment income)     (0.55)        (0.41)        (0.40)              (0.27)             (0.33)        (0.32)
 Distributions (from net realized
  gains)                                       --            --            --               (0.07)             (0.01)        (0.17)
                                           ------        ------        ------             -------            -------       -------
 Total Distributions                        (0.55)        (0.41)        (0.40)              (0.34)             (0.34)        (0.49)
                                           ------        ------        ------             -------            -------       -------
Net Asset Value, End of Period             $ 9.95        $10.77        $10.70             $ 10.63            $ 11.07       $ 11.19
                                           ======        ======        ======             =======            =======       =======
Total Return(3)                             (2.12)%        4.50%         4.41%              (0.91)%             2.00%         1.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $5,780        $7,733        $9,634             $13,819            $17,078       $21,046
Ratio of Expenses to Average Net Assets      1.70%         1.70%         1.70%               1.70%              1.70%         1.70%
Ratio of Net Investment Income to
 Average Net Assets                          5.59%         3.87%         3.50%               3.23%              2.76%         2.58%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         1.77%         1.76%         1.76%               1.78%              1.80%         1.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)      5.52%         3.81%         3.44%               3.15%              2.66%         2.48%
Portfolio Turnover Rate                       160%          131%          137%                139%               208%          182%
----------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                         Fiscal period          Fiscal year ended
                                                   Fiscal year ended June 30,                ended                September 30,
CLASS C SHARES                                 2009(1)      2008(1)      2007(1)      June 30, 2006(1,2)      2005(1)      2004(1)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $10.83       $10.75       $10.67            $11.12             $11.24       $11.53
                                                ------       ------       ------            ------             ------       ------
Investment Operations:
 Net Investment Income                            0.54         0.43         0.38              0.26               0.31         0.29
 Realized and Unrealized Gains (Losses) on
  Investments                                    (0.82)        0.06         0.10             (0.37)             (0.09)       (0.09)
                                                ------       ------       ------            ------             ------       ------
 Total From Investment Operations                (0.28)        0.49         0.48             (0.11)              0.22         0.20
                                                ------       ------       ------            ------             ------       ------
Less Distributions:
 Dividends (from net investment income)          (0.55)       (0.41)       (0.40)            (0.27)             (0.33)       (0.32)
 Distributions (from net realized gains)            --           --           --             (0.07)             (0.01)       (0.17)
                                                ------       ------       ------            ------             ------       ------
 Total Distributions                             (0.55)       (0.41)       (0.40)            (0.34)             (0.34)       (0.49)
                                                ------       ------       ------            ------             ------       ------
Net Asset Value, End of Period                  $10.00       $10.83       $10.75            $10.67             $11.12       $11.24
                                                ======       ======       ======            ======             ======       ======
Total Return(3)                                  (2.21)%       4.57%        4.48%            (1.01)%             1.99%        1.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $3,693       $4,383       $4,567            $5,183             $7,266       $9,132
Ratio of Expenses to Average Net Assets           1.70%        1.70%        1.70%             1.70%              1.70%        1.70%
Ratio of Net Investment Income to Average Net
 Assets                                           5.59%        3.89%        3.50%             3.22%              2.76%        2.58%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.77%        1.76%        1.76%             1.78%              1.80%        1.80%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                       5.52%        3.83%        3.44%             3.14%              2.66%        2.48%
Portfolio Turnover Rate                            160%         131%         137%              139%               208%         182%
----------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                       46
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


                                              Core Bond Fund  (CONTINUED)




                                                                                    Fiscal period       Fiscal year ended
                                                  Fiscal year ended June 30,            ended             September 30,
CLASS R SHARES(1)                               2009(2)    2008(2)    2007(2)    June 30, 2006(2,3)    2005(2)    2004(2)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $10.89     $10.81     $10.73          $11.17           $11.30     $11.56
                                                 ------     ------     ------          ------           ------     ------
Investment Operations:
 Net Investment Income                             0.59       0.49       0.44            0.31             0.38       0.38
 Realized and Unrealized Gains (Losses) on
  Investments                                     (0.79)      0.05       0.09           (0.36)           (0.10)     (0.10)
                                                 ------     ------     ------          ------           ------     ------
 Total From Investment Operations                 (0.20)      0.54       0.53           (0.05)            0.28       0.28
                                                 ------     ------     ------          ------           ------     ------
Less Distributions:
 Dividends (from net investment income)           (0.60)     (0.46)     (0.45)          (0.32)           (0.40)     (0.37)
 Distributions (from net realized gains)             --         --         --           (0.07)           (0.01)     (0.17)
                                                 ------     ------     ------          ------           ------     ------
 Total Distributions                              (0.60)     (0.46)     (0.45)          (0.39)           (0.41)     (0.54)
                                                 ------     ------     ------          ------           ------     ------
Net Asset Value, End of Period                   $10.09     $10.89     $10.81          $10.73           $11.17     $11.30
                                                 ======     ======     ======          ======           ======     ======
Total Return(4)                                   (1.43)%     5.06%      4.99%          (0.51)%           2.51%      2.53%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $  406     $  289     $   65          $   34           $   16     $    1
Ratio of Expenses to Average Net Assets            1.20%      1.20%      1.20%           1.20%            1.20%      0.95%
Ratio of Net Investment Income to Average
 Net Assets                                        6.11%      4.42%      4.01%           3.77%            3.37%      3.37%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.27%      1.26%      1.29%           1.43%            1.45%      1.05%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    6.04%      4.36%      3.92%           3.54%            3.12%      3.27%
Portfolio Turnover Rate                             160%       131%       137%            139%             208%       182%
-------------------------------------------------------------------------------------------------------------------------




(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.


                                                                                   Fiscal period          Fiscal year ended
                                            Fiscal year ended June 30,                 ended                September 30,
CLASS Y SHARES                          2009(1)       2008(1)       2007(1)     June 30, 2006(1,2)      2005(1)       2004(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                               $    10.86    $    10.78    $    10.70        $    11.15        $    11.27    $    11.56
                                      ----------    ----------    ----------        ----------        ----------    ----------
Investment Operations:
 Net Investment Income                      0.64          0.54          0.49              0.35              0.42          0.40
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.82)         0.06          0.10             (0.38)            (0.08)        (0.08)
                                      ----------    ----------    ----------        ----------        ----------    ----------
 Total From Investment Operations          (0.18)         0.60          0.59             (0.03)             0.34          0.32
                                      ----------    ----------    ----------        ----------        ----------    ----------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.65)        (0.52)        (0.51)            (0.35)            (0.45)        (0.44)
 Distributions (from net realized
  gains)                                      --            --            --             (0.07)            (0.01)        (0.17)
                                      ----------    ----------    ----------        ----------        ----------    ----------
 Total Distributions                       (0.65)        (0.52)        (0.51)            (0.42)            (0.46)        (0.61)
                                      ----------    ----------    ----------        ----------        ----------    ----------
Net Asset Value, End of Period        $    10.03    $    10.86    $    10.78        $    10.70        $    11.15    $    11.27
                                      ==========    ==========    ==========        ==========        ==========    ==========
Total Return(3)                            (1.22)%        5.60%         5.53%            (0.24)%            3.01%         2.87%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)       $1,279,489    $1,468,599    $1,530,750        $1,680,105        $1,725,850    $1,740,470
Ratio of Expenses to Average Net
 Assets                                     0.70%         0.70%         0.70%             0.70%             0.70%         0.70%
Ratio of Net Investment Income to
 Average Net Assets                         6.57%         4.88%         4.50%             4.24%             3.77%         3.58%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                 0.77%         0.76%         0.76%             0.78%             0.80%         0.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   6.50%         4.82%         4.44%             4.16%             3.67%         3.48%
Portfolio Turnover Rate                      160%          131%          137%              139%              208%          182%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.


                                       47
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


High Income Bond Fund(1)



                                                                                  Fiscal period       Fiscal year ended
                                                Fiscal year ended June 30,            ended             September 30,
CLASS A SHARES                                2009(2)    2008(2)    2007(2)    June 30, 2006(2,3)    2005(2)    2004(2)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  8.65    $  9.61    $  9.22          $  9.41         $  9.45    $  9.13
                                              -------    -------    -------          -------         -------    -------
Investment Operations:
 Net Investment Income                           0.73       0.71       0.65             0.49            0.66       0.68
 Realized and Unrealized Gains (Losses)
  on Investments                                (1.47)     (0.97)      0.38            (0.20)          (0.04)      0.32
                                              -------    -------    -------          -------         -------    -------
 Total From Investment Operations               (0.74)     (0.26)      1.03             0.29            0.62       1.00
                                              -------    -------    -------          -------         -------    -------
Less Distributions:
 Dividends (from net investment income)         (0.76)     (0.70)     (0.64)           (0.48)          (0.66)     (0.68)
 Distributions (from return of capital)            --         --         --               --              --(4)      --
                                              -------    -------    -------          -------         -------    -------
 Total Distributions                            (0.76)     (0.70)     (0.64)           (0.48)          (0.66)     (0.68)
                                              -------    -------    -------          -------         -------    -------
Net Asset Value, End of Period                $  7.15    $  8.65    $  9.61          $  9.22         $  9.41    $  9.45
                                              =======    =======    =======          =======         =======    =======
Total Return(5)                                 (7.26)%    (2.84)%    11.46%            3.14%           6.74%     11.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $25,696    $24,420    $28,932          $29,573         $34,144    $43,842
Ratio of Expenses to Average Net Assets          1.10%      1.10%      1.10%            1.10%           1.02%      1.00%
Ratio of Net Investment Income to Average
 Net Assets                                     10.79%      7.74%      6.74%            6.94%           6.88%      7.25%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.36%      1.31%      1.30%            1.29%           1.27%      1.26%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                 10.53%      7.53%      6.54%            6.75%           6.63%      6.99%
Portfolio Turnover Rate                           108%       100%       101%              68%             77%        80%
-----------------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.


(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                                     Fiscal period       Fiscal year ended
                                                   Fiscal year ended June 30,            ended             September 30,
CLASS B SHARES                                   2009(2)    2008(2)    2007(2)    June 30, 2006(2,3)    2005(2)    2004(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 8.61     $ 9.57     $ 9.18          $ 9.37           $ 9.41     $ 9.09
                                                  ------     ------     ------          ------           ------     ------
Investment Operations:
 Net Investment Income                              0.68       0.63       0.57            0.43             0.58       0.61
 Realized and Unrealized Gains (Losses) on
  Investments                                      (1.47)     (0.96)      0.39           (0.19)           (0.03)      0.32
                                                  ------     ------     ------          ------           ------     ------
 Total From Investment Operations                  (0.79)     (0.33)      0.96            0.24             0.55       0.93
                                                  ------     ------     ------          ------           ------     ------
Less Distributions:
 Dividends (from net investment income)            (0.71)     (0.63)     (0.57)          (0.43)           (0.59)     (0.61)
 Distributions (from return of capital)               --         --         --              --               --(4)      --
                                                  ------     ------     ------          ------           ------     ------
 Total Distributions                               (0.71)     (0.63)     (0.57)          (0.43)           (0.59)     (0.61)
                                                  ------     ------     ------          ------           ------     ------
Net Asset Value, End of Period                    $ 7.11     $ 8.61     $ 9.57          $ 9.18           $ 9.37     $ 9.41
                                                  ======     ======     ======          ======           ======     ======
Total Return(5)                                    (7.99)%    (3.57)%    10.67%           2.57%            5.97%     10.52%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $2,157     $3,496     $4,814          $5,988           $7,191     $8,521
Ratio of Expenses to Average Net Assets             1.85%      1.85%      1.85%           1.85%            1.77%      1.75%
Ratio of Net Investment Income to Average Net
 Assets                                             9.92%      6.97%      6.00%           6.19%            6.13%      6.50%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                2.11%      2.06%      2.05%           2.04%            2.02%      2.01%
Ratio of Net Investment Income to Average Net
 Assets
 (excluding waivers)                                9.66%      6.76%      5.80%           6.00%            5.88%      6.24%
Portfolio Turnover Rate                              108%       100%       101%             68%              77%        80%
--------------------------------------------------------------------------------------------------------------------------




(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                       48
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


High Income Bond Fund(1)  (CONTINUED)




                                                                                   Fiscal period       Fiscal year ended
                                                 Fiscal year ended June 30,            ended             September 30,
CLASS C SHARES                                 2009(2)    2008(2)    2007(2)    June 30, 2006(2,3)    2005(2)    2004(2)
------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA
Net Asset Value, Beginning of Period            $ 8.62     $ 9.58     $ 9.19          $ 9.38          $  9.42    $  9.10
                                                ------     ------     ------          ------          -------    -------
Investment Operations:
 Net Investment Income                            0.68       0.63       0.57            0.43             0.58       0.61
 Realized and Unrealized Gains (Losses) on
  Investments                                    (1.47)     (0.96)      0.39           (0.19)           (0.03)      0.32
                                                ------     ------     ------          ------          -------    -------
 Total From Investment Operations                (0.79)     (0.33)      0.96            0.24             0.55       0.93
                                                ------     ------     ------          ------          -------    -------
Less Distributions:
 Dividends (from net investment income)          (0.71)     (0.63)     (0.57)          (0.43)           (0.59)     (0.61)
 Distributions (from return of capital)             --         --         --              --               --(4)      --
                                                ------     ------     ------          ------          -------    -------
 Total Distributions                             (0.71)     (0.63)     (0.57)          (0.43)           (0.59)     (0.61)
                                                ------     ------     ------          ------          -------    -------
Net Asset Value, End of Period                  $ 7.12     $ 8.62     $ 9.58          $ 9.19          $  9.38    $  9.42
                                                ======     ======     ======          ======          =======    =======
Total Return(5)                                  (7.98)%    (3.57)%    10.66%           2.56%            5.96%     10.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $5,038     $6,490     $8,522          $9,873          $13,403    $17,349
Ratio of Expenses to Average Net Assets           1.85%      1.85%      1.85%           1.85%            1.77%      1.75%
Ratio of Net Investment Income to Average
 Net Assets                                       9.98%      6.97%      5.98%           6.19%            6.13%      6.50%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              2.11%      2.06%      2.05%           2.04%            2.02%      2.01%
Ratio of Net Investment Income to Average
 Net Assets
 (excluding waivers)                              9.72%      6.76%      5.78%           6.00%            5.88%      6.24%
Portfolio Turnover Rate                            108%       100%       101%             68%              77%        80%
------------------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                       49
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


High Income Bond Fund(1)  (CONTINUED)




                                                                                     Fiscal period       Fiscal year ended
                                                   Fiscal year ended June 30,            ended             September 30,
CLASS R SHARES(2)                                2009(3)    2008(3)    2007(3)    June 30, 2006(3,4)    2005(3)    2004(3)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 8.79     $ 9.75     $ 9.35          $ 9.53           $ 9.60     $ 9.21
                                                  ------     ------     ------          ------           ------     ------
Investment Operations:
 Net Investment Income                              0.73       0.69       0.62            0.49             0.62       0.69
 Realized and Unrealized Gains (Losses) on
  Investments                                      (1.49)     (0.98)      0.40           (0.20)           (0.04)      0.32
                                                  ------     ------     ------          ------           ------     ------
 Total From Investment Operations                  (0.76)     (0.29)      1.02            0.29             0.58       1.01
                                                  ------     ------     ------          ------           ------     ------
Less Distributions:
 Dividends (from net investment income)            (0.75)     (0.67)     (0.62)          (0.47)           (0.65)     (0.62)
 Distributions (from return of capital)               --         --         --              --             --(5)        --
                                                  ------     ------     ------          ------           ------     ------
 Total Distributions                               (0.75)     (0.67)     (0.62)          (0.47)           (0.65)     (0.62)
                                                  ------     ------     ------          ------           ------     ------
Net Asset Value, End of Period                    $ 7.28     $ 8.79     $ 9.75          $ 9.35           $ 9.53     $ 9.60
                                                  ======     ======     ======          ======           ======     ======
Total Return(6)                                    (7.49)%    (3.04)%    11.12%           3.09%            6.23%     11.29%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $  265     $  185     $  186          $   73           $    4     $    1
Ratio of Expenses to Average Net Assets             1.35%      1.35%      1.35%           1.35%            1.33%      1.00%
Ratio of Net Investment Income to Average Net
 Assets                                            10.72%      7.37%      6.38%           6.82%            6.31%      7.33%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                1.61%      1.56%      1.56%           1.69%            1.73%      1.26%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                        10.46%      7.16%      6.17%           6.48%            5.91%      7.07%
Portfolio Turnover Rate                              108%       100%       101%             68%              77%        80%
--------------------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into High Income Bond Fund on that date.


(2)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


(3)Per share data calculated using average shares outstanding method.


(4)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(5)Includes a tax return of capital of less than $0.01.


(6)Total return would have been lower had certain expenses not been waived.


                                                                                  Fiscal period       Fiscal period ended
                                              Fiscal year ended June 30,              ended              September 30,
CLASS Y SHARES                              2009(2)     2008(2)     2007(2)    June 30, 2006(2,3)     2005(2)     2004(2)
-------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period       $   8.66    $   9.62    $   9.23         $   9.42         $   9.46    $   9.13
                                           --------    --------    --------         --------         --------    --------
Investment Operations:
 Net Investment Income                         0.75        0.73        0.67             0.51             0.68        0.70
 Realized and Unrealized Gains
  (Losses) on Investments                     (1.47)      (0.97)       0.39            (0.20)           (0.03)       0.34
                                           --------    --------    --------         --------         --------    --------
 Total From Investment Operations             (0.72)      (0.24)       1.06             0.31             0.65        1.04
                                           --------    --------    --------         --------         --------    --------
Less Distributions:
 Dividends (from net investment
  income)                                     (0.78)      (0.72)      (0.67)           (0.50)           (0.69)      (0.71)
 Distributions (from return of
  capital)                                       --          --          --               --               --(4)       --
                                           --------    --------    --------         --------         --------    --------
 Total Distributions                          (0.78)      (0.72)      (0.67)           (0.50)           (0.69)      (0.71)
                                           --------    --------    --------         --------         --------    --------
Net Asset Value, End of Period             $   7.16    $   8.66    $   9.62         $   9.23         $   9.42    $   9.46
                                           ========    ========    ========         ========         ========    ========
Total Return(5)                               (7.01)%     (2.59)%     11.73%            3.34%            7.01%      11.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $182,051    $204,164    $232,998         $205,382         $207,610    $234,770
Ratio of Expenses to Average Net Assets        0.85%       0.85%       0.85%            0.85%            0.77%       0.75%
Ratio of Net Investment Income to
 Average Net Assets                           10.93%       7.99%       6.98%            7.19%            7.13%       7.49%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.11%       1.06%       1.05%            1.04%            1.02%       1.01%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                     10.67%       7.78%       6.78%            7.00%            6.88%       7.23%
Portfolio Turnover Rate                         108%        100%        101%              68%              77%         80%
-------------------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Includes a tax return of capital of less than $0.01.

(5)Total return would have been lower had certain expenses not been waived.


                                       50
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Inflation Protected Securities Fund



                                                                                                 Fiscal period
                                                         Fiscal year ended June 30,                  ended
CLASS A SHARES                                      2009(1)       2008(1)       2007(1)       June 30, 2006(1,2)
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $10.20        $ 9.43        $ 9.54             $10.12
                                                     ------        ------        ------             ------
Investment Operations:
 Net Investment Income                                 0.14          0.54          0.39               0.38
 Realized and Unrealized Losses on
  Investments                                         (0.37)         0.76         (0.16)             (0.55)
                                                     ------        ------        ------             ------
 Total From Investment Operations                     (0.23)         1.30          0.23              (0.17)
                                                     ------        ------        ------             ------
Less Distributions:
 Dividends (from net investment income)               (0.26)        (0.53)        (0.34)             (0.40)
 Distributions (from net realized gains)                 --            --            --              (0.01)
 Distribution (from return of capital)                (0.12)           --            --                 --
                                                     ------        ------        ------             ------
 Total Distributions                                  (0.38)        (0.53)        (0.34)             (0.41)
                                                     ------        ------        ------             ------
 Net Asset Value, End of Period                      $ 9.59        $10.20        $ 9.43             $ 9.54
                                                     ======        ======        ======             ======
Total Return(4)                                       (2.18)%       14.01%         2.41%             (1.69)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $5,439        $3,294        $2,712             $5,042
Ratio of Expenses to Average Net Assets                0.85%         0.85%         0.85%              0.85%
Ratio of Net Investment Income to Average Net
 Assets                                                1.52%         5.40%         4.09%              5.20%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.10%         1.08%         1.06%              1.08%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            1.27%         5.17%         3.88%              4.97%
Portfolio Turnover Rate                                  24%           71%           90%                85%
----------------------------------------------------------------------------------------------------------------
                                                     Fiscal year
                                                        ended
                                                    September 30,
CLASS A SHARES                                        2005(1,3)
-----------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                    $10.00
                                                        ------
Investment Operations:
 Net Investment Income                                    0.51
 Realized and Unrealized Losses on
  Investments                                            (0.02)
                                                        ------
 Total From Investment Operations                         0.49
                                                        ------
Less Distributions:
 Dividends (from net investment income)                  (0.37)
 Distributions (from net realized gains)                    --
 Distribution (from return of capital)                      --
                                                        ------
 Total Distributions                                     (0.37)
                                                        ------
 Net Asset Value, End of Period                         $10.12
                                                        ======
Total Return(4)                                           4.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                         $6,917
Ratio of Expenses to Average Net Assets                   0.85%
Ratio of Net Investment Income to Average Net
 Assets                                                   5.04%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      1.09%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                               4.80%
Portfolio Turnover Rate                                     23%
-----------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on October 1, 2004. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                                 Fiscal period
                                                         Fiscal year ended June 30,                  ended
CLASS C SHARES                                      2009(1)       2008(1)       2007(1)       June 30, 2006(1,2)
----------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                 $10.18        $ 9.41        $ 9.53             $10.11
                                                     ------        ------        ------             ------
Investment Operations:
 Net Investment Income                                 0.11          0.48          0.33               0.31
 Realized and Unrealized Gains on
  Investments                                         (0.43)         0.75         (0.18)             (0.53)
                                                     ------        ------        ------             ------
 Total From Investment Operations                     (0.32)         1.23          0.15              (0.22)
                                                     ------        ------        ------             ------
Less Distributions:
 Dividends (from net investment income)               (0.21)        (0.46)        (0.27)             (0.35)
 Distributions (from net realized gains)                 --            --            --              (0.01)
 Distribution (from return of capital)                (0.12)           --            --                 --
                                                     ------        ------        ------             ------
 Total Distributions                                  (0.33)        (0.46)        (0.27)             (0.36)
                                                     ------        ------        ------             ------
Net Asset Value, End of Period                       $ 9.53        $10.18        $ 9.41             $ 9.53
                                                     ======        ======        ======             ======
Total Return(4)                                       (3.03)%       13.20%         1.53              (2.26)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $1,406        $  365        $  348             $  552
Ratio of Expenses to Average Net Assets                1.59%         1.60%         1.60%              1.60%
Ratio of Net Investment Income to Average Net
 Assets                                                1.19%         4.82%         3.44%              4.29%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.84%         1.83%         1.81%              1.83%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            0.94%         4.59%         3.23%              4.06%
Portfolio Turnover Rate                                  24%           71%           90%                85%
----------------------------------------------------------------------------------------------------------------
                                                     Fiscal year
                                                        ended
                                                    September 30,
CLASS C SHARES                                        2005(1,3)
-----------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                    $10.00
                                                        ------
Investment Operations:
 Net Investment Income                                    0.40
 Realized and Unrealized Gains on
  Investments                                             0.02
                                                        ------
 Total From Investment Operations                         0.42
                                                        ------
Less Distributions:
 Dividends (from net investment income)                  (0.31)
 Distributions (from net realized gains)                    --
 Distribution (from return of capital)                      --
                                                        ------
 Total Distributions                                     (0.31)
                                                        ------
Net Asset Value, End of Period                          $10.11
                                                        ======
Total Return(4)                                           4.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                         $  855
Ratio of Expenses to Average Net Assets                   1.60%
Ratio of Net Investment Income to Average Net
 Assets                                                   3.98%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      1.84%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                               3.74%
Portfolio Turnover Rate                                     23%
-----------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on October 1, 2004. All ratios for the period ended have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                       51
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Inflation Protected Securities Fund  (CONTINUED)




                                                                                                                      Fiscal year
                                                                                               Fiscal period             ended
                                                       Fiscal year ended June 30,                  ended             September 30,
CLASS R SHARES                                    2009(1)       2008(1)       2007(1)       June 30, 2006(1,2)         2001(1,3)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $10.20        $ 9.43        $ 9.55             $10.13                 $10.00
                                                   ------        ------        ------             ------                 ------
Investment Operations:
 Net Investment Income                               0.13          0.52          0.33               0.38                   0.43
 Realized and Unrealized Gains on
  Investments                                       (0.39)         0.75         (0.13)             (0.56)                  0.05
                                                   ------        ------        ------             ------                 ------
 Total From Investment Operations                   (0.26)         1.27          0.20              (0.18)                  0.48
                                                   ------        ------        ------             ------                 ------
Less Distributions:
 Dividends (from net investment income)             (0.24)        (0.50)        (0.32)             (0.39)                 (0.35)
 Distributions (from net realized gains)               --            --            --              (0.01)                    --
 Distributions (from return of capital)             (0.12)           --            --                 --                     --
                                                   ------        ------        ------             ------                 ------
 Total Distributions                                (0.36)        (0.50)        (0.32)             (0.40)                 (0.35)
                                                   ------        ------        ------             ------                 ------
Net Asset Value, End of Period                     $ 9.58        $10.20        $ 9.43             $ 9.55                 $10.13
                                                   ======        ======        ======             ======                 ======
Total Return(4)                                     (2.43)%       13.73%         2.09%             (1.80)%                 4.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $1,262        $1,175        $  822             $    1                 $    1
Ratio of Expenses to Average Net Assets              1.10%         1.10%         1.10%              1.10%                  1.10%
Ratio of Net Investment Income to Average
 Net Assets                                          1.34%         5.21%         3.45%              5.17%                  4.22%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 1.35%         1.33%         1.31%              1.48%                  1.49%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                      1.09%         4.98%         3.24%              4.79%                  3.83%
Portfolio Turnover Rate                                24%           71%           90%                85%                    23%
----------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on October 1, 2004. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.


                                                                                                                     Fiscal year
                                                                                              Fiscal period             ended
                                                    Fiscal year ended June 30,                    ended             September 30,
CLASS Y SHARES                                 2009(1)        2008(1)        2007(1)       June 30, 2006(1,2)         2005(1,3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  10.20       $   9.43       $   9.55            $  10.13              $  10.00
                                              --------       --------       --------            --------              ---------
Investment Operations:
 Net Investment Income                            0.23           0.56           0.40                0.42                  0.51
 Realized and Unrealized Gains on
  Investments                                    (0.45)          0.76          (0.16)              (0.57)                 0.01
                                              --------       --------       --------            --------              ---------
 Total From Investment Operations                (0.22)          1.32           0.24               (0.15)                 0.52
                                              --------       --------       --------            --------              ---------
Less Distributions:
 Dividends (from net investment
  income)                                        (0.27)         (0.55)         (0.36)              (0.42)                 (0.39)
 Distributions (from net realized
  gains)                                            --             --             --               (0.01)                   --
 Distributions (from return of
  capital)                                       (0.12)            --             --                  --                     --
                                              --------       --------       --------            --------              ---------
 Total Distributions                             (0.39)         (0.55)         (0.36)              (0.43)                 (0.39)
                                              --------       --------       --------            --------              ---------
Net Asset Value, End of Period                $   9.59       $  10.20       $   9.43            $   9.55              $  10.13
                                              ========       ========       ========            ========              =========
Total Return(4)                                  (2.03)%        14.29%          2.56%              (1.50)%                 5.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $167,501       $278,749       $273,312            $317,977              $269,412
Ratio of Expenses to Average Net Assets           0.60%          0.60%          0.60%               0.60%                  0.60%
Ratio of Net Investment Income to
 Average Net Assets                               2.48%          5.64%          4.21%               5.73%                  5.05%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              0.85%          0.83%          0.81%               0.83%                  0.84%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                         2.23%          5.41%          4.00%               5.50%                  4.81%
Portfolio Turnover Rate                             24%            71%            90%                 85%                    23%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on October 1, 2004. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.


                                       52
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Intermediate Government Bond Fund


                                                                                     Fiscal period     Fiscal year ended
                                                     Fiscal year ended June 30,          ended           September 30,
CLASS A SHARES                                      2009(1)   2008(1)   2007(1)   June 30, 2006(1,2)   2005(1)   2004(1)
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  8.42    $ 8.00    $ 7.99         $ 8.26          $ 8.82    $10.01
                                                    -------    ------    ------         ------          ------    ------
Investment Operations:
 Net Investment Income                                 0.19      0.28      0.31           0.22            0.27      0.24
 Realized and Unrealized Gains (Losses) on
  Investments                                          0.25      0.43      0.06          (0.22)          (0.15)    (0.16)
                                                    -------    ------    ------         ------          ------    ------
 Total From Investment Operations                      0.44      0.71      0.37           0.00            0.12      0.08
                                                    -------    ------    ------         ------          ------    ------
Less Distributions:
 Dividends (from net investment income)               (0.19)    (0.29)    (0.33)         (0.22)          (0.28)    (0.24)
 Distributions (from net realized gains)                 --        --        --          (0.05)          (0.40)    (1.03)
 Distributions (from return of capital)                  --        --     (0.03)            --              --        --
                                                    -------    ------    ------         ------          ------    ------
 Total Distributions                                  (0.19)    (0.29)    (0.36)         (0.27)          (0.68)    (1.27)
                                                    -------    ------    ------         ------          ------    ------
Net Asset Value, End of Period                      $  8.67    $ 8.42    $ 8.00         $ 7.99          $ 8.26    $ 8.82
                                                    =======    ======    ======         ======          ======    ======
Total Return(3)                                        5.30%     8.90%     4.68%          0.06%           1.40%     0.98%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $10,496    $6,504    $1,619         $1,689          $1,970    $1,872
Ratio of Expenses to Average Net Assets                0.75%     0.75%     0.75%          0.75%           0.75%     0.75%
Ratio of Net Investment Income to Average Net
 Assets                                                2.22%     3.32%     3.80%          3.56%           3.21%     2.69%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.15%     1.33%     1.46%          1.26%           1.09%     1.03%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            1.82%     2.74%     3.09%          3.05%           2.87%     2.41%
Portfolio Turnover Rate                                 133%      118%       84%            70%            161%       53%
------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 and June 30. All ratios for the period have been annualized, except total return and portfolio turnover.




(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                                       Fiscal period       Fiscal year ended
                                                    Fiscal year ended June 30,             ended             September 30,
CLASS Y SHARES                                     2009(1)    2008(1)    2007(1)    June 30, 2006(1,2)    2005(1)     2004(1)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $   8.42    $  8.00    $  7.99          $  8.25         $  8.82    $  10.01
                                                  --------    -------    -------          -------         -------    --------
Investment Operations:
 Net Investment Income                                0.21       0.30       0.32             0.22            0.28        0.26
 Realized and Unrealized Gains (Losses) on
  Investments                                         0.25       0.42       0.06            (0.20)          (0.16)      (0.17)
                                                  --------    -------    -------          -------         -------    --------
 Total From Investment Operations                     0.46       0.72       0.38             0.02            0.12        0.09
                                                  --------    -------    -------          -------         -------    --------
Less Distributions:
 Dividends (from net investment income)              (0.21)     (0.30)     (0.34)           (0.23)          (0.29)      (0.25)
 Distributions (from net realized gains)                --         --         --            (0.05)          (0.40)      (1.03)
 Distributions (from return of capital)                 --         --      (0.03)              --              --          --
                                                  --------    -------    -------          -------         -------    --------
 Total Distributions                                 (0.21)     (0.30)     (0.37)           (0.28)          (0.69)      (1.28)
                                                  --------    -------    -------          -------         -------    --------
Net Asset Value, End of Period                    $   8.67    $  8.42    $  8.00          $  7.99         $  8.25    $   8.82
                                                  ========    =======    =======          =======         =======    ========
Total Return(3)                                       5.46%      9.07%      4.84%            0.30%           1.43%       1.14%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $101,253    $63,784    $37,705          $42,781         $69,349    $129,769
Ratio of Expenses to Average Net Assets               0.60%      0.60%      0.60%            0.60%           0.60%       0.60%
Ratio of Net Investment Income to Average Net
 Assets                                               2.41%      3.60%      3.94%            3.70%           3.34%       2.84%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  0.90%      1.08%      1.21%            1.01%           0.84%       0.78%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           2.11%      3.12%      3.33%            3.29%           3.10%       2.66%
Portfolio Turnover Rate                                133%       118%        84%              70%            161%         53%
-----------------------------------------------------------------------------------------------------------------------------




(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.




(3)Total return would have been lower had certain expenses not been waived.



                                       53
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Intermediate Term Bond Fund


                                                                               Fiscal period        Fiscal year ended
                                             Fiscal year ended June 30,            ended              September 30,
CLASS A SHARES                              2009(1)    2008(1)    2007(1)   June 30, 2006(1,2)     2005(1)      2004(1)
------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period        $  9.90    $  9.73    $  9.68         $  9.99            $ 10.25     $ 10.46
                                           --------   --------   --------        --------        -----------   ---------
Investment Operations:
 Net Investment Income                         0.48       0.44       0.41            0.29               0.34        0.31
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.40)      0.14       0.05           (0.27)             (0.17)      (0.10)
                                           --------   --------   --------        --------        -----------   ---------
 Total From Investment Operations              0.08       0.58       0.46            0.02               0.17        0.21
                                           --------   --------   --------        --------        -----------   ---------
Less Distributions:
 Dividends (from net investment income)       (0.51)     (0.41)     (0.41)          (0.30)             (0.33)      (0.31)
 Distributions (from net realized
  gains)                                         --         --         --           (0.03)             (0.10)      (0.11)
                                           --------   --------   --------        --------        -----------   ---------
 Total Distributions                          (0.51)     (0.41)     (0.41)          (0.33)             (0.43)      (0.42)
                                           --------   --------   --------        --------        -----------   ---------
Net Asset Value, End of Period              $  9.47    $  9.90    $  9.73         $  9.68            $  9.99     $ 10.25
                                           ========   ========   ========        ========        ===========   =========
Total Return(3)                                1.21%      6.02%      4.80%           0.23%              1.69%       2.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $ 23,905   $ 28,364   $ 30,655        $ 38,296        $    48,426   $  63,219
Ratio of Expenses to Average Net Assets        0.85%      0.85%      0.85%           0.75%              0.75%       0.75%
Ratio of Net Investment Income to
 Average Net Assets                            5.25%      4.38%      4.07%           3.88%              3.39%       2.97%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.01%      1.01%      1.01%           1.03%              1.05%       1.04%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)        5.09%      4.22%      3.91%           3.60%              3.09%       2.68%
Portfolio Turnover Rate                          41%       102%       110%            113%               118%        169%
------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 and June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                               Fiscal period        Fiscal year ended
                                             Fiscal year ended June 30,            ended              September 30,
CLASS Y SHARES                              2009(1)    2008(1)    2007(1)   June 30, 2006(1,2)     2005(1)      2004(1)
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $   9.87   $   9.70   $   9.65        $   9.96        $    10.22   $    10.43
                                           --------   --------   --------        --------        ----------   ----------
Investment Operations:
 Net Investment Income                         0.49       0.45       0.42            0.30              0.36         0.33
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.40)      0.15       0.06           (0.27)            (0.17)       (0.11)
                                           --------   --------   --------        --------        ----------   ----------
 Total From Investment Operations              0.09       0.60       0.48            0.03              0.19         0.22
                                           --------   --------   --------        --------        ----------   ----------
Less Distributions:
 Dividends (from net investment income)       (0.53)     (0.43)     (0.43)          (0.31)            (0.35)       (0.32)
 Distributions (from net realized
  gains)                                         --         --         --           (0.03)            (0.10)       (0.11)
                                           --------   --------   --------        --------        ----------   ----------
 Total Distributions                          (0.53)     (0.43)     (0.43)          (0.34)            (0.45)       (0.43)
                                           --------   --------   --------        --------        ----------   ----------
Net Asset Value, End of Period             $   9.43   $   9.87   $   9.70        $   9.65        $     9.96   $    10.22
                                           ========   ========   ========        ========        ==========   ==========
Total Return(3)                                1.26%      6.20%      4.98%           0.34%             1.85%        2.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $724,531   $766,932   $752,984        $899,175        $1,074,624   $1,219,707
Ratio of Expenses to Average Net Assets        0.70%      0.70%      0.70%           0.60%             0.60%        0.60%
Ratio of Net Investment Income to
 Average Net Assets                            5.39%      4.53%      4.22%           4.03%             3.55%        3.12%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           0.76%      0.76%      0.76%           0.78%             0.80%        0.79%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)        5.33%      4.47%      4.16%           3.85%             3.35%        2.93%
Portfolio Turnover Rate                          41%       102%       110%            113%              118%         169%
------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.


                                       54
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Short Term Bond Fund



                                                                                 Fiscal period         Fiscal year ended
                                             Fiscal year ended June 30,              ended               September 30,
CLASS A SHARES                            2009(1)     2008(1)     2007(1)     June 30, 2006(1,2)     2005(1)      2004(1)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $  9.89     $  9.90     $  9.83           $  9.93          $ 10.11     $  10.26
                                          -------     -------     -------           -------          -------     --------
Investment Operations:
 Net Investment Income                       0.46        0.45        0.36              0.23             0.27         0.23
 Realized and Unrealized Gains (Losses)
  on Investments                            (0.26)      (0.03)       0.09             (0.06)           (0.16)       (0.15)
                                          -------     -------     -------           -------          -------     --------
 Total From Investment Operations            0.20        0.42        0.45              0.17             0.11         0.08
                                          -------     -------     -------           -------          -------     --------
Less Distributions:
 Dividends (from net investment income)     (0.43)      (0.43)      (0.38)            (0.27)           (0.29)       (0.23)
 Distributions (from return of capital)        --          --          --                --               --(3)        --
                                          -------     -------     -------           -------          -------     --------
 Total Distributions                        (0.43)      (0.43)      (0.38)            (0.27)           (0.29)       (0.23)
                                          -------     -------     -------           -------          -------     --------
Net Asset Value, End of Period            $  9.66     $  9.89     $  9.90           $  9.83          $  9.93     $  10.11
                                          =======     =======     =======           =======          =======     ========
Total Return(4)                              2.22%       4.30%       4.60%             1.75%            1.08%        0.76%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $65,704     $59,933     $66,722           $78,771          $97,863     $130,531
Ratio of Expenses to Average Net Assets      0.74%       0.74%       0.75%             0.75%            0.75%        0.75%
Ratio of Net Investment Income to
 Average Net Assets                          4.87%       4.48%       3.61%             3.11%            2.68%        2.28%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         1.06%       1.05%       1.04%             1.04%            1.05%        1.05%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)      4.55%       4.17%       3.32%             2.82%            2.38%        1.98%
Portfolio Turnover Rate                        54%         55%         47%               60%              64%          89%
-------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Includes a tax return of capital of less than $0.01.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                    Fiscal period         Fiscal year ended
                                              Fiscal year ended June 30,                ended               September 30,
CLASS Y SHARES                             2009(1)      2008(1)      2007(1)     June 30, 2006(1,2)      2005(1)      2004(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $   9.89     $   9.91     $   9.83          $   9.93          $  10.11     $  10.26
                                          --------     --------     --------          --------          --------     --------
Investment Operations:
 Net Investment Income                        0.48         0.46         0.37              0.24              0.28         0.25
 Realized and Unrealized Gains (Losses)
  on Investments                             (0.25)       (0.03)        0.10             (0.06)            (0.16)       (0.16)
                                          --------     --------     --------          --------          --------     --------
 Total From Investment Operations             0.23         0.43         0.47              0.18              0.12         0.09
                                          --------     --------     --------          --------          --------     --------
Less Distributions:
 Dividends (from net investment income)      (0.45)       (0.45)       (0.39)            (0.28)            (0.29)       (0.24)
 Distributions (from return of capital)         --           --           --                --             (0.01)          --
                                          --------     --------     --------          --------          --------     --------
 Total Distributions                         (0.45)       (0.45)       (0.39)            (0.28)            (0.30)       (0.24)
                                          --------     --------     --------          --------          --------     --------
Net Asset Value, End of Period            $   9.67     $   9.89     $   9.91          $   9.83          $   9.93     $  10.11
                                          ========     ========     ========          ========          ========     ========
Total Return(3)                               2.48%        4.35%        4.86%             1.87%             1.23%        0.91%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $315,024     $257,403     $311,131          $454,665          $625,392     $943,181
Ratio of Expenses to Average Net Assets       0.59%        0.59%        0.60%             0.60%             0.60%        0.60%
Ratio of Net Investment Income to
 Average Net Assets                           5.02%        4.62%        3.74%             3.26%             2.83%        2.43%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                          0.81%        0.80%        0.79%             0.79%             0.80%        0.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)       4.80%        4.41%        3.55%             3.07%             2.63%        2.23%
Portfolio Turnover Rate                         54%          55%          47%               60%               64%          89%
-----------------------------------------------------------------------------------------------------------------------------




(1)Per share data calculated using average shares outstanding method.

(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.


                                       55
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Total Return Bond Fund(1)



                                                                                 Fiscal period        Fiscal year ended
                                             Fiscal year ended June 30,              ended              September 30,
CLASS A SHARES                            2009(2)     2008(2)     2007(2)     June 30, 2006(2,3)     2005(2)     2004(2)
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $  9.90     $  9.83     $  9.86           $ 10.18          $ 10.25     $ 10.23
                                          -------     -------     -------           -------          -------     -------
Investment Operations:
 Net Investment Income                       0.64        0.49        0.45              0.31             0.43        0.46
 Realized and Unrealized Gains (Losses)
  on Investments                            (0.74)       0.05       (0.02)            (0.33)           (0.07)       0.03
                                          -------     -------     -------           -------          -------     -------
 Total From Investment Operations            0.10        0.54        0.43             (0.02)            0.36        0.49
                                          -------     -------     -------           -------          -------     -------
Less Distributions:
 Dividends (from net investment income)     (0.63)      (0.47)      (0.46)            (0.30)           (0.43)      (0.47)
 Distributions (from net realized
  gains)                                    (0.16)         --          --                --               --          --
 Distributions (from return of capital)        --          --          --                --               --          --(4)
                                          -------     -------     -------           -------          -------     -------
 Total Distributions                        (0.79)      (0.47)      (0.46)            (0.30)           (0.43)      (0.47)
                                          -------     -------     -------           -------          -------     -------
Net Asset Value, End of Period            $  9.01     $  9.90     $  9.83           $  9.86          $ 10.18     $ 10.25
                                          =======     =======     =======           =======          =======     =======
Total Return(5)                              0.16%       5.51%       4.36%            (0.17)%           3.57%       4.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $13,948     $15,567     $13,198           $15,522          $19,113     $21,034
Ratio of Expenses to Average Net Assets      1.00%       0.99%       1.00%             1.00%            1.00%       1.00%
Ratio of Net Investment Income to
 Average Net Assets                          7.58%       4.87%       4.48%             4.14%            4.20%       4.54%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         1.13%       1.11%       1.13%             1.17%            1.25%       1.25%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)      7.45%       4.75%       4.35%             3.97%            3.95%       4.29%
Portfolio Turnover Rate                       147%        124%        180%              166%             285%        132%
------------------------------------------------------------------------------------------------------------------------



(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                    Fiscal period          Fiscal year ended
                                              Fiscal year ended June 30,                ended                September 30,
CLASS B SHARES                            2009(2)      2008(2)      2007(2)      June 30, 2006(2,3)      2005(2)      2004(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $ 9.86       $ 9.80       $ 9.82            $10.14             $10.21       $10.20
                                           ------       ------       ------            ------             ------       ------
Investment Operations:
 Net Investment Income                       0.58         0.41         0.38              0.25               0.35         0.39
 Realized and Unrealized Gains (Losses)
  on Investments                            (0.74)        0.05        (0.02)            (0.32)             (0.07)        0.01
                                           ------       ------       ------            ------             ------       ------
 Total From Investment Operations           (0.16)        0.46         0.36             (0.07)              0.28         0.40
                                           ------       ------       ------            ------             ------       ------
Less Distributions:
 Dividends (from net investment income)     (0.57)       (0.40)       (0.38)            (0.25)             (0.35)       (0.39)
 Distributions (from net realized
  gains)                                    (0.16)          --           --                --                 --           --
 Distributions (from return of capital)        --           --           --                --                 --           --(4)
                                           ------       ------       ------            ------             ------       ------
 Total Distributions                        (0.73)       (0.40)       (0.38)            (0.25)             (0.35)       (0.39)
                                           ------       ------       ------            ------             ------       ------
Net Asset Value, End of Period             $ 8.97       $ 9.86       $ 9.80            $ 9.82             $10.14       $10.21
                                           ======       ======       ======            ======             ======       ======
Total Return(5)                             (0.58)%       4.65%        3.69%            (0.74)%             2.81%        3.97%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $1,719       $2,384       $2,272            $3,657             $4,395       $5,474
Ratio of Expenses to Average Net Assets      1.75%        1.74%        1.75%             1.75%              1.75%        1.75%
Ratio of Net Investment Income to
 Average Net Assets                          6.84%        4.13%        3.74%             3.40%              3.45%        3.83%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         1.88%        1.86%        1.88%             1.92%              2.00%        2.00%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)      6.71%        4.01%        3.61%             3.23%              3.20%        3.58%
Portfolio Turnover Rate                       147%         124%         180%              166%               285%         132%
-----------------------------------------------------------------------------------------------------------------------------



(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                       56
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Total Return Bond Fund(1)  (CONTINUED)




                                                                                     Fiscal period       Fiscal year ended
                                                   Fiscal year ended June 30,            ended             September 30,
CLASS C SHARES                                   2009(2)    2008(2)    2007(2)    June 30, 2006(2,3)    2005(2)    2004(2)
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $ 9.84     $ 9.78     $ 9.80          $10.12           $10.20     $10.18
                                                  ------     ------     ------          ------           ------     ------
Investment Operations:
 Net Investment Income                              0.58       0.42       0.37            0.25             0.35       0.39
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.73)      0.04      (0.01)          (0.32)           (0.07)      0.02
                                                  ------     ------     ------          ------           ------     ------
 Total From Investment Operations                  (0.15)      0.46       0.36           (0.07)            0.28       0.41
                                                  ------     ------     ------          ------           ------     ------
Less Distributions:
 Dividends (from net investment income)            (0.57)     (0.40)     (0.38)          (0.25)           (0.36)     (0.39)
 Distributions (from net realized gains)           (0.16)        --         --              --               --         --
 Distributions (from return of capital)               --         --         --              --               --         --(4)
                                                  ------     ------     ------          ------           ------     ------
 Total Distributions                               (0.73)     (0.40)     (0.38)          (0.25)           (0.36)     (0.39)
                                                  ------     ------     ------          ------           ------     ------
Net Asset Value, End of Period                    $ 8.96     $ 9.84     $ 9.78          $ 9.80           $10.12     $10.20
                                                  ======     ======     ======          ======           ======     ======
Total Return(5)                                    (0.48)%     4.66%      3.70%          (0.74)%           2.71%      4.11%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $2,778     $3,673     $1,792          $2,501           $2,858     $3,789
Ratio of Expenses to Average Net Assets             1.75%      1.74%      1.75%           1.75%            1.75%      1.75%
Ratio of Net Investment Income to Average Net
 Assets                                             6.77%      4.22%      3.73%           3.40%            3.46%      3.81%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                1.88%      1.86%      1.88%           1.92%            2.00%      2.00%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                         6.64%      4.10%      3.60%           3.23%            3.21%      3.56%
Portfolio Turnover Rate                              147%       124%       180%            166%             285%       132%
--------------------------------------------------------------------------------------------------------------------------



(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                                     Fiscal period       Fiscal year ended
                                                   Fiscal year ended June 30,            ended             September 30,
CLASS R SHARES(2)                                2009(3)    2008(3)    2007(3)    June 30, 2006(3,4)    2005(3)    2004(3)
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $ 9.95     $ 9.88     $ 9.90          $10.23           $10.29     $10.23
                                                  ------     ------     ------          ------           ------     ------
Investment Operations:
 Net Investment Income                              0.62       0.47       0.43            0.30             0.41       0.48
 Realized and Unrealized Gains on
  Investments                                      (0.73)      0.05      (0.02)          (0.34)           (0.07)        --
                                                  ------     ------     ------          ------           ------     ------
 Total From Investment Operations                  (0.11)      0.52       0.41           (0.04)            0.34       0.48
                                                  ------     ------     ------          ------           ------     ------
Less Distributions:
 Dividends (from net investment income)            (0.61)     (0.45)     (0.43)          (0.29)           (0.40)     (0.42)
 Distributions (from net realized gains)           (0.16)        --         --              --               --         --
 Distributions (from return of capital)               --         --         --              --               --         --(5)
                                                  ------     ------     ------          ------           ------     ------
 Total Distributions                               (0.77)     (0.45)     (0.43)          (0.29)           (0.40)     (0.42)
                                                  ------     ------     ------          ------           ------     ------
Net Asset Value, End of Period                    $ 9.07     $ 9.95     $ 9.88          $ 9.90           $10.23     $10.29
                                                  ======     ======     ======          ======           ======     ======
Total Return(6)                                     0.02%      5.22%      4.20%          (0.44)%           3.40%      4.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $  681     $  293     $  219          $   14           $    3     $    1
Ratio of Expenses to Average Net Assets             1.25%      1.24%      1.25%           1.25%            1.25%      1.00%
Ratio of Net Investment Income to Average Net
 Assets                                             7.39%      4.66%      4.22%           4.05%            3.98%      4.64%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                1.38%      1.36%      1.44%           1.57%            1.65%      1.25%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                         7.26%      4.54%      4.03%           3.73%            3.58%      4.39%
Portfolio Turnover Rate                              147%       124%       180%            166%             285%       132%
--------------------------------------------------------------------------------------------------------------------------



(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.

(2)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(3)Per share data calculated using average shares outstanding method.

(4)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Includes a tax return of capital of less than $0.01.

(6)Total return would have been lower had certain expenses not been waived.


                                       57
                          PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights continued


Total Return Bond Fund(1)  (CONTINUED)




                                                                                       Fiscal period          Fiscal period ended
                                              Fiscal year ended June 30,                   ended                 September 30,
CLASS Y SHARES                           2009(2)        2008(2)        2007(2)      June 30, 2006(2,3)       2005(2)       2004(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period    $   9.89      $     9.83      $   9.85           $  10.17           $  10.24      $  10.23
                                        --------      ----------      --------           --------           --------      --------
Investment Operations:
 Net Investment Income                      0.66            0.52          0.47               0.33               0.46          0.49
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.73)           0.04         (0.01)             (0.33)             (0.07)         0.01
                                        --------      ----------      --------           --------           --------      --------
 Total From Investment Operations          (0.07)           0.56          0.46               0.00               0.39          0.50
                                        --------      ----------      --------           --------           --------      --------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.65)          (0.50)        (0.48)             (0.32)             (0.46)        (0.49)
 Distributions (from net realized
  gains)                                   (0.16)             --            --                 --                 --            --
 Distributions (from return of
  capital)                                    --              --            --                 --                 --          --(4)
                                        --------      ----------      --------           --------           --------      --------
 Total Distributions                       (0.81)          (0.50)        (0.48)             (0.32)             (0.46)        (0.49)
                                        --------      ----------      --------           --------           --------      --------
Net Asset Value, End of Period          $   9.01      $     9.89      $   9.83           $   9.85           $  10.17      $  10.24
                                        ========      ==========      ========           ========           ========      ========
Total Return(5)                             0.52%           5.67%         4.73%              0.02%              3.83%         5.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $633,108      $1,069,211      $851,513           $378,338           $278,777      $243,018
Ratio of Expenses to Average Net
 Assets                                     0.75%           0.74%         0.75%              0.75%              0.75%         0.75%
Ratio of Net Investment Income to
 Average Net Assets                         7.77%           5.15%         4.71%              4.43%              4.43%         4.80%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                 0.88%           0.86%         0.88%              0.92%              1.00%         1.00%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   7.64%           5.03%         4.58%              4.26%              4.18%         4.55%
Portfolio Turnover Rate                      147%            124%          180%               166%               285%          132%
----------------------------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to May 13, 2005 are those of the Corporate Bond Fund, which changed its principal investment strategies and changed its name to Total Return Bond Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return would have been lower had certain expenses not been waived.


                                       58
                          PROSPECTUS - First American Income Funds

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

-  First American Funds, Inc.                  -  American Select Portfolio Inc.
-  First American Investment Funds, Inc.       -  American Municipal Income Portfolio Inc.
-  First American Strategy Funds, Inc.         -  Minnesota Municipal Income Portfolio Inc.
-  American Strategic Income Portfolio Inc.    -  First American Minnesota Municipal Income Fund II, Inc.
-  American Strategic Income Portfolio Inc. II -  American Income Fund, Inc
-  American Strategic Income Portfolio Inc.
   III


                               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
                     THIS PAGE IS NOT PART OF THE PROSPECTUS

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330


--------------------------------------------------------------------------------

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION


More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-05309                                       PROBOND  10/09

(FIRST AMERICAN FUNDS LOGO)



October 28, 2009           PROSPECTUS

                           First American Investment Funds, Inc.
                           ASSET CLASS - BOND FUNDS

TAX FREE INCOME FUNDS

Class A, Class C, and Class Y Shares


SHORT TAX FREE FUND


INTERMEDIATE TAX FREE FUND


TAX FREE FUND

CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND

MINNESOTA INTERMEDIATE TAX FREE FUND

MINNESOTA TAX FREE FUND
MISSOURI TAX FREE FUND
NEBRASKA TAX FREE FUND
OHIO TAX FREE FUND

OREGON INTERMEDIATE TAX FREE FUND


As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARIES
   Objectives, Principal Investment Strategies, and Principal
  Risks                                                                       2
   Fund Performance                                                           5
     Short Tax Free Fund                                                      5
     Intermediate Tax Free Fund                                               6
     Tax Free Fund                                                            7
     California Tax Free Fund                                                 8
     Colorado Tax Free Fund                                                   9
     Minnesota Intermediate Tax Free Fund                                    10
     Minnesota Tax Free Fund                                                 11
     Missouri Tax Free Fund                                                  12
     Nebraska Tax Free Fund                                                  13
     Ohio Tax Free Fund                                                      14
     Oregon Intermediate Tax Free Fund                                       15
   Fees and Expenses                                                         16
MORE ABOUT THE FUNDS
   Investment Strategies and Other Investment Matters                        20
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                              21
   Managing Your Investment                                                  30
ADDITIONAL INFORMATION
   Management                                                                32
   Financial Highlights                                                      34
FOR MORE INFORMATION                                                 Back Cover





Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

Fund Summaries
Introduction

               This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

               AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               THIS PROSPECTUS AND THE RELATED STATEMENT OF
               ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

               THE FUNDS MAY BE OFFERED ONLY TO PERSONS IN THE
               UNITED STATES. THIS PROSPECTUS SHOULD NOT BE
               CONSIDERED A SOLICITATION OR OFFERING OF FUND
               SHARES OUTSIDE THE UNITED STATES.


                                    1
                    Prospectus - First American Tax Free Income Funds

Fund Summaries

Objectives, Principal Investment Strategies, and Principal Risks


This section summarizes the investment objectives and principal strategies and risks of investing in First American Tax Free Funds. Each fund, except Short Tax Free Fund, Intermediate Tax Free Fund, and Tax Free Fund, is referred to in this prospectus as a "state-specific fund." You will find more specific information about each fund in the pages that follow.


INVESTMENT OBJECTIVES




The funds have the following investment objectives:



SHORT TAX FREE FUND


INTERMEDIATE TAX FREE FUND



To provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.



TAX FREE FUND



To provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.



MINNESOTA INTERMEDIATE TAX FREE FUND


OREGON INTERMEDIATE TAX FREE FUND



To provide current income that is exempt from both federal income tax and from the income tax of the state specified in the fund's name, to the extent consistent with preservation of capital.



CALIFORNIA TAX FREE FUND


COLORADO TAX FREE FUND


MINNESOTA TAX FREE FUND


MISSOURI TAX FREE FUND


NEBRASKA TAX FREE FUND


OHIO TAX FREE FUND



To provide maximum current income that is exempt from both federal income tax and from the income tax of the state specified in the fund's name, to the extent consistent with prudent investment risk.




PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, as a fundamental policy, each fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and, for the state-specific funds, applicable state income tax, including the federal alternative minimum tax and, in the case of California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Minnesota Tax Free Fund, the applicable state alternative minimum tax.


Each fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax and applicable state alternative minimum tax, if any.

Each fund may invest in:

- "general obligation" bonds;

- "revenue" bonds;

- participation interests in municipal leases; and

- zero coupon municipal securities.

Each fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. However, each fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.




Short Tax Free Fund will attempt to maintain the average effective duration of its portfolio securities at three and one-half years or less under normal market conditions. The fund's effective duration is a measure of how the fund may react to interest rate changes. See "More About the Funds" for a discussion of effective duration.



Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund each will attempt to maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions.



California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund each will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.



Each fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund's portfolio. A fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of each fund will change daily due to changes in interest rates and other factors, which means you

                                    2
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Objectives, Principal Investment Strategies, and Principal Risks CONTINUED



could lose money. The principal risks of investing in these funds are described below:

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

Futures Risk. The use of futures contracts exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures contracts include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund's initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses futures contracts and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

High-Yield Securities Risk. Each fund may invest in high-yield securities. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above), in lower-yielding securities.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.

Liquidity Risk. Each fund is exposed to liquidity risk because of its investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.

Municipal Lease Obligations Risk. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.


                                    3
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Objectives, Principal Investment Strategies, and Principal Risks CONTINUED



Non-Diversification Risk. Each of the state-specific funds is non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.



Political and Economic Risks. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.



To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The state of California is currently facing a severe financial crisis, which heightens the credit risk associated with investing in California municipal obligations. For California Tax Free Fund, this heightened risk could result in a reduction in the market value of the bonds held by the fund and in a decrease in the fund's net asset value and/or its distributions.



                                    4
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Short Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)


                                  (BAR CHART)


             2.25%      1.00%      0.79%      2.93%      3.83%     (0.34)%

             2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2004      1.55%
           Worst Quarter:
           Quarter ended  September 30, 2008     (1.56)%







AVERAGE ANNUAL TOTAL RETURNS                                 Inception                                           Since
AS OF 12/31/08                                                    Date       One Year       Five Years       Inception
----------------------------------------------------------------------------------------------------------------------
Short Tax Free Fund
----------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               10/25/02         (2.62)%           1.18%           1.68%
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (2.62)%           1.18%           1.66%
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and
  sale of fund shares)                                                         (0.71)%           1.41%           1.84%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               10/25/02         (0.19)%           1.79%           2.21%
----------------------------------------------------------------------------------------------------------------------
Barclays Capital 3-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                            5.53%            3.23%           3.44%
----------------------------------------------------------------------------------------------------------------------
Lipper Short Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                              0.12%            1.66%           2.30%






(1)Total return for the period from 1/1/09 through 9/30/09 was 6.75%.



(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.



(3)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.



                                    5
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Intermediate Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower. Class C shares were not offered prior to the date of this prospectus.

The table compares the performance for Class A and Class Y shares of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


            (1.46)%     8.84%      4.83%      9.02%      4.28%      2.95%      2.20%      3.85%      3.12%     (1.11)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      4.30%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.10)%







AVERAGE ANNUAL TOTAL RETURNS                                Inception
AS OF 12/31/08                                                   Date       One Year       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                              12/22/87         (3.38)%           1.73%           3.37%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                               (3.40)%           1.68%           3.34%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                             (0.79)%           2.07%           3.48%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/4/94         (1.07)%           2.32%           3.70%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                           4.59%            3.69%           4.80%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital 1-15 Year Blend Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                           2.48%            3.35%           4.50%
---------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or taxes)                            (1.79)%           1.85%           3.35%






(1)Total return for the period from 1/1/09 through 9/30/09 was 12.12%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.


(3)Previously, the fund used the Barclays Capital 7-Year Municipal Bond Index as a benchmark. Going forward, the fund's performance will be compared to the Barclays Capital 1-15 Year Blend Municipal Bond Index because it more closely reflects the fund's investment universe. The Barclays Capital 1-15 Year Blend Municipal Bond Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.


(4)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years.


                                    6
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

                                  (BAR CHART)


            (4.33)%    12.31%      3.73%      9.46%      5.83%      4.23%      4.19%      4.74%      0.03%    (14.07)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      5.16%
           Worst Quarter:
           Quarter ended  December 31, 2008      (9.36)%







                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/08(2)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Tax Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                     11/18/96       (17.74)%          (1.31)%           1.91%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                    (17.76)%          (1.40)%           1.83%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                         (10.00)%          (0.39)%           2.29%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (15.48)%          (0.93)%            N/A            1.17%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                     11/18/96       (14.01)%          (0.25)%           2.56%            N/A
----------------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                              (2.47)%           2.71%            4.26%           3.82%
----------------------------------------------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or
taxes)                                                              (9.02)%           0.55%            2.46%           2.02%






(1)Total return for the period from 1/1/09 through 9/30/09 was 28.30%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund, a series of Firstar Funds, Inc., which merged with the fund on that date.

(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4)Represents funds that invest primarily in municipal debt issues in the top four credit ratings.


                                    7
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
California Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                   (BAR CHART)



             4.31%      9.33%      4.98%      4.76%      2.93%      4.44%      2.46%     (7.79)%

             2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      5.92%
           Worst Quarter:
           Quarter ended  September 30, 2008     (4.39)%








AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/08                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
California Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                2/1/00       (11.72)%            0.38%           3.88%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                             (11.73)%            0.32%           3.79%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (6.19)%            0.95%           3.96%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/00        (9.13)%            0.82%           3.97%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/1/00        (7.65)%            1.48%           4.62%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (2.47)%            2.71%           5.08%
---------------------------------------------------------------------------------------------------------------------
Lipper California Municipal Debt Funds Category
Average(3)
(reflects no deduction for sales charges or taxes)                          (10.78)%            0.46%           3.47%






(1)Total return for the period from 1/1/09 through 9/30/09 was 17.95%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in California.


                                    8
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Colorado Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                   (BAR CHART)



             5.35%     10.35%      5.26%      4.27%      3.09%      4.12%      0.45%     (8.70)%

             2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      5.55%
           Worst Quarter:
           Quarter ended  December 31, 2008      (5.33)%








AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/08                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Colorado Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                2/1/00       (12.57)%          (0.34)%           3.56%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                             (12.74)%          (0.54)%           3.42%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (6.55)%           0.38%            3.74%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/00        (9.95)%           0.11%            3.66%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/1/00        (8.45)%           0.78%            4.34%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (2.47)%           2.71%            5.08%
---------------------------------------------------------------------------------------------------------------------
Lipper Colorado Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                           (8.93)%           0.93%            3.86%






(1)Total return for the period from 1/1/09 through 9/30/09 was 18.05%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Colorado.


                                    9
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Minnesota Intermediate Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower. Class C shares were not offered prior to the date of this prospectus.

The table compares the performance for Class A and Class Y shares of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


            (1.26)%     8.75%      4.74%      8.23%      3.99%      3.02%      2.14%      3.90%      2.64%     (2.21)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      3.79%
           Worst Quarter:
           Quarter ended  September 30, 2008     (1.81)%







AVERAGE ANNUAL TOTAL RETURNS                                Inception
AS OF 12/31/08                                                   Date       One Year       Five Years       Ten Years
---------------------------------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               2/25/94         (4.44)%           1.42%           3.10%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                               (4.48)%           1.36%           3.06%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                             (1.47)%           1.78%           3.24%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               2/25/94         (2.17)%           2.00%           3.45%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                           4.59%            3.69%           4.80%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital 1-15 Year Blend Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                           2.48%            3.35%           4.50%
---------------------------------------------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Funds
Category Average(4)
(reflects no deduction for sales charges or taxes)                            (0.26)%           1.94%           3.21%






(1)Total return for the period from 1/1/09 through 9/30/09 was 12.69%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.


(3)Previously, the fund used the Barclays Capital 7-Year Municipal Bond Index as a benchmark. Going forward, the fund's performance will be compared to the Barclays Capital 1-15 Year Blend Municipal Bond Index because it more closely reflects the fund's investment universe. The Barclays Capital 1-15 Year Blend Municipal Bond Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.


(4)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.


                                    10
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Minnesota Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

                                   (BAR CHART)



            (2.92)%     9.60%      4.62%      8.56%      5.18%      3.73%      4.26%      4.61%     (0.02)%    (8.93)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      4.23%
           Worst Quarter:
           Quarter ended  December 31, 2008      (4.91)%








                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/08(2)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      7/11/88       (12.77)%          (0.27)%           2.29%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                    (12.85)%          (0.34)%           2.23%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                          (6.83)%           0.42%            2.60%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                       2/1/99       (10.21)%           0.17%             N/A            2.24%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                       8/1/97        (8.71)%           0.83%            2.99%            N/A
----------------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                              (2.47)%           2.71%            4.26%           4.17%
----------------------------------------------------------------------------------------------------------------------------
Lipper Minnesota Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or
taxes)                                                              (7.25)%           1.45%            3.01%           2.88%






(1)Total return for the period from 1/1/09 through 9/30/09 was 21.04%.


(2)Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc., which merged into the fund on that date.

(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Minnesota.


                                    11
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Missouri Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A and Class C shares will be lower due to their higher expenses.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A and Class C shares, the table only includes returns before taxes. After-tax returns for Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS Y)(1,2)


                                   (BAR CHART)



            (2.85)%    10.88%      4.10%      9.42%      5.11%      3.54%      2.76%      4.14%      1.58%     (5.79)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      4.86%
           Worst Quarter:
           Quarter ended  September 30, 2008     (3.98)%








                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/08(2)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Missouri Tax Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/28/90        (9.97)%            0.08%           2.50%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01        (7.23)%            0.54%            N/A            1.98%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      7/15/88        (5.79)%            1.19%           3.22%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                     (5.83)%            1.11%           3.14%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions
  and sale of fund shares)                                          (2.25)%            1.64%           3.37%            N/A
----------------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                              (2.47)%            2.71%           4.26%           3.82%
----------------------------------------------------------------------------------------------------------------------------
Lipper Missouri Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or
taxes)                                                              (9.34)%            0.75%           2.73%           2.20%






(1)Total return for the period from 1/1/09 through 9/30/09 was 17.72%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund.

(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Missouri.


                                    12
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Nebraska Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                   (BAR CHART)



            10.19%      4.97%      3.96%      3.02%      4.07%      1.67%     (6.43)%

             2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      4.97%
           Worst Quarter:
           Quarter ended  September 30, 2008     (4.48)%








AVERAGE ANNUAL TOTAL RETURNS                                Inception                                         Since
AS OF 12/31/08                                                 Date         One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Nebraska Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               2/28/01       (10.38)%            0.31%           2.50%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                             (10.38)%            0.28%           2.46%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (5.36)%            0.88%           2.74%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               2/28/01        (7.75)%            0.79%           2.60%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               2/28/01        (6.19)%            1.43%           3.32%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (2.47)%            2.71%           4.09%
---------------------------------------------------------------------------------------------------------------------
Lipper Other States Municipal Debt Funds Category
Average(3)
(reflects no deduction for sales charges or taxes)                           (8.58)%            0.87%           2.56%






(1)Total return for the period from 1/1/09 through 9/30/09 was 18.12%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state.


                                    13
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Ohio Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)


                                   (BAR CHART)



             4.89%      3.77%      2.64%      4.11%      2.25%     (5.02)%

             2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2004      4.12%
           Worst Quarter:
           Quarter ended  September 30, 2008     (3.95)%








AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/08                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Ohio Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               4/30/02        (9.02)%            0.61%           2.23%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              (9.03)%            0.58%           2.17%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (4.56)%            1.07%           2.44%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               4/30/02        (6.37)%            1.05%           2.31%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               4/30/02        (4.88)%            1.71%           3.13%
---------------------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (2.47)%            2.71%           3.79%
---------------------------------------------------------------------------------------------------------------------
Lipper Ohio Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                           (6.88)%            1.71%           2.80%






(1)Total return for the period from 1/1/09 through 9/30/09 was 15.81%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Ohio.


                                    14
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Oregon Intermediate Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A shares will be lower due to their higher expenses.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns before taxes. For Class Y shares, the table includes returns both before and after taxes. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS Y)(1)



                                  (BAR CHART)


            (1.50)%     8.76%      4.38%      8.61%      4.40%      2.89%      1.79%      3.43%      2.99%     (0.03)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2002      4.14%
           Worst Quarter:
           Quarter ended  June 30, 2004          (1.96)%







                                                                                                                        Since
AVERAGE ANNUAL TOTAL RETURNS                        Inception                                                       Inception
AS OF 12/31/08                                           Date       One Year       Five Years       Ten Years       (Class A)
-----------------------------------------------------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund
-----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                        2/1/99         (2.47)%           1.57%             N/A           3.09%
-----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      10/31/86         (0.03)%           2.21%           3.53%             N/A
-----------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                       (0.03)%           2.17%           3.49%             N/A
-----------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions
  and sale of fund shares)                                             1.28%            2.44%           3.60%             N/A
-----------------------------------------------------------------------------------------------------------------------------
Barclays Capital 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or
taxes)                                                                 4.59%            3.69%           4.80%           4.69%
-----------------------------------------------------------------------------------------------------------------------------
Barclays Capital 1-15 Year Blend Municipal Bond
Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                                 2.48%            3.35%           4.50%          4.41%
-----------------------------------------------------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt
Funds Category Average(4)
(reflects no reduction for sales charges or
taxes)                                                                (0.26)%           1.94%           3.21%           3.60%






(1)Total return for the period from 1/1/09 through 9/30/09 was 10.97%.



(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.



(3)Previously, the fund used the Barclays Capital 7-Year Municipal Bond Index as a benchmark. Going forward, the fund's performance will be compared to the Barclays Capital 1-15 Year Blend Municipal Bond Index because it more closely reflects the fund's investment universe. The Barclays Capital 1-15 Year Blend Municipal Bond Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.



(4)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.



                                    15
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses


As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds.


Short Tax Free Fund(1)
Intermediate Tax Free Fund
Minnesota Intermediate Tax Free Fund
Oregon Intermediate Tax Free Fund(1)



---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(2)
(fees paid directly from your investment)                                Class A(3)       Class C       Class Y
---------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                         2.25%         0.00%          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                                0.00%         1.00%          None
---------------------------------------------------------------------------------------------------------------




(1)This fund does not offer Class C shares.



(2)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(3)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



California Tax Free Fund
Colorado Tax Free Fund
Minnesota Tax Free Fund
Missouri Tax Free Fund
Nebraska Tax Free Fund
Ohio Tax Free Fund
Tax Free Fund



---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                                Class A(2)       Class C       Class Y
---------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                         4.25%         0.00%         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                                0.00%         1.00%          None
---------------------------------------------------------------------------------------------------------------





(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)



---------------------------------------------------------------------------------------------------------------------------
                                                                                  Acquired
                                               Distribution and/or               Fund Fees     Total Annual
                                  Management     Service (12b-1)       Other        and       Fund Operating     Less Fee
CLASS A                              Fees            Fees(1)         Expenses   Expenses(2)     Expenses(3)    Waivers(1,4)
---------------------------------------------------------------------------------------------------------------------------
  Short Tax Free Fund                0.50%            0.25%            0.36%       0.01%           1.12%          (0.36)%
  Intermediate Tax Free Fund         0.50%            0.25%            0.27%          --           1.02%          (0.27)%
  Tax Free Fund                      0.50%            0.25%            0.29%       0.01%           1.05%          (0.29)%
  California Tax Free Fund           0.50%            0.25%            0.53%         --            1.28%          (0.63)%
  Colorado Tax Free Fund             0.50%            0.25%            0.70%         --            1.45%          (0.70)%
  Minnesota Intermediate Tax
  Free Fund                          0.50%            0.25%            0.32%       0.01%           1.08%          (0.32)%
  Minnesota Tax Free Fund            0.50%            0.25%            0.36%       0.01%           1.12%          (0.26)%
  Missouri Tax Free Fund             0.50%            0.25%            0.37%         --            1.12%          (0.27)%
  Nebraska Tax Free Fund             0.50%            0.25%            0.75%       0.01%           1.51%          (0.75)%
  Ohio Tax Free Fund                 0.50%            0.25%            0.64%       0.01%           1.40%          (0.64)%
  Oregon Intermediate Tax Free
  Fund                               0.50%            0.25%            0.37%          --           1.12%          (0.27)%
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------
                                       Net
CLASS A                           Expenses(1,4)
-----------------------------------------------------
  Short Tax Free Fund                 0.76%
  Intermediate Tax Free Fund          0.75%
  Tax Free Fund                       0.76%
  California Tax Free Fund            0.65%
  Colorado Tax Free Fund              0.75%
  Minnesota Intermediate Tax
  Free Fund                           0.76%
  Minnesota Tax Free Fund             0.86%
  Missouri Tax Free Fund              0.85%
  Nebraska Tax Free Fund              0.76%
  Ohio Tax Free Fund                  0.76%
  Oregon Intermediate Tax Free
  Fund                                0.85%
-----------------------------------------------------





                                    16
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses continued





(1)The distributor has contractually agreed to limit its Class A share 12b-1 fees for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund to 0.15% of average daily net assets through October 31, 2010. In addition, the advisor has contractually agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.10% of average daily net assets for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, California Tax Free Fund, Minnesota Tax Free Fund, and Missouri Tax Free Fund, and 0.20% of average daily net assets for Tax Free Fund through October 31, 2010. After such waivers and reimbursements, the net 12b-1 fee to be paid by each fund through October 31, 2010, as a percentage of average daily net assets, is 0.05% for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Tax Free Fund, 0.15% for Oregon Intermediate Tax Free Fund, Short Tax Free Fund, California Tax Free Fund, Minnesota Tax Free Fund, and Missouri Tax Free Fund, and 0.25% for each other fund.



(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.


(3)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.


(4)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class A shares, after waivers and/or reimbursements by the advisor and the distributor and excluding Acquired Fund Fees and Expenses, do not exceed 0.65% for California Tax Free Fund, 0.75% for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Short Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund, and 0.85% for Oregon Intermediate Tax Free Fund, Minnesota Tax Free Fund, and Missouri Tax Free Fund. These waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.






------------------------------------------------------------------------------------------------------------------------
                                                                                           Acquired
                                                  Distribution and/or                     Fund Fees        Total Annual
                                  Management        Service (12b-1)          Other           and          Fund Operating
CLASS C                              Fees                 Fees             Expenses      Expenses(1)        Expenses(2)
------------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund         0.50%               0.65%               0.27%            --               1.42%
  Tax Free Fund                      0.50%               0.65%               0.29%          0.01%              1.45%
  California Tax Free Fund           0.50%               0.65%               0.53%            --               1.68%
  Colorado Tax Free Fund             0.50%               0.65%               0.70%            --               1.85%
  Minnesota Intermediate Tax
  Free Fund                          0.50%               0.65%               0.32%          0.01%              1.48%
  Minnesota Tax Free Fund            0.50%               0.65%               0.36%          0.01%              1.52%
  Missouri Tax Free Fund             0.50%               0.65%               0.37%            --               1.52%
  Nebraska Tax Free Fund             0.50%               0.65%               0.75%          0.01%              1.91%
  Ohio Tax Free Fund                 0.50%               0.65%               0.64%          0.01%              1.80%
------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------
                                   Less Fee           Net
CLASS C                           Waivers(3)      Expenses(3)
-------------------------------------------------------------
  Intermediate Tax Free Fund         (0.07)%         1.35%
  Tax Free Fund                      (0.09)%         1.36%
  California Tax Free Fund           (0.53)%         1.15%
  Colorado Tax Free Fund             (0.70)%         1.15%
  Minnesota Intermediate Tax
  Free Fund                          (0.12)%         1.36%
  Minnesota Tax Free Fund            (0.16)%         1.36%
  Missouri Tax Free Fund             (0.17)%         1.35%
  Nebraska Tax Free Fund             (0.75)%         1.16%
  Ohio Tax Free Fund                 (0.64)%         1.16%
-------------------------------------------------------------





(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.

(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.


(3)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class C shares, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.15% for California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, and 1.35% for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, and Tax Free Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.




------------------------------------------------------------------------------------------------------------------------
                                                                                           Acquired
                                                  Distribution and/or                     Fund Fees        Total Annual
                                  Management        Service (12b-1)          Other           and          Fund Operating
CLASS Y                              Fees                 Fees             Expenses      Expenses(1)        Expenses(2)
------------------------------------------------------------------------------------------------------------------------
  Short Tax Free Fund                0.50%                None               0.36%          0.01%              0.87%
  Intermediate Tax Free Fund         0.50%                None               0.27%            --               0.77%
  Tax Free Fund                      0.50%                None               0.29%          0.01%              0.80%
  California Tax Free Fund           0.50%                None               0.53%            --               1.03%
  Colorado Tax Free Fund             0.50%                None               0.70%            --               1.20%
  Minnesota Intermediate Tax
  Free Fund                          0.50%                None               0.32%          0.01%              0.83%
  Minnesota Tax Free Fund            0.50%                None               0.36%          0.01%              0.87%
  Missouri Tax Free Fund             0.50%                None               0.37%            --               0.87%
  Nebraska Tax Free Fund             0.50%                None               0.75%          0.01%              1.26%
  Ohio Tax Free Fund                 0.50%                None               0.64%          0.01%              1.15%
  Oregon Intermediate Tax
  Free Fund                          0.50%                None               0.37%            --               0.87%
------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------
                                   Less Fee           Net
CLASS Y                           Waivers(3)      Expenses(3)
-------------------------------------------------------------
  Short Tax Free Fund                (0.26)%         0.61%
  Intermediate Tax Free Fund         (0.07)%         0.70%
  Tax Free Fund                      (0.09)%         0.71%
  California Tax Free Fund           (0.53)%         0.50%
  Colorado Tax Free Fund             (0.70)%         0.50%
  Minnesota Intermediate Tax
  Free Fund                          (0.12)%         0.71%
  Minnesota Tax Free Fund            (0.16)%         0.71%
  Missouri Tax Free Fund             (0.17)%         0.70%
  Nebraska Tax Free Fund             (0.75)%         0.51%
  Ohio Tax Free Fund                 (0.64)%         0.51%
  Oregon Intermediate Tax
  Free Fund                          (0.17)%         0.70%
-------------------------------------------------------------





(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of any other investment companies in which the funds invest.

(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.


(3)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010, so that total annual fund operating expenses for Class Y shares, after waivers and/or reimbursements by the advisor and the distributor and excluding Acquired Fund Fees and Expenses, do not exceed 0.50% for California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, 0.60% for Short Tax Free Fund, and 0.70% for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund. These waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.



                                    17
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses continued




EXAMPLES These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. The examples assume that contractual fee waivers were in effect throughout the first year of each period (i.e., the entire one year period), but were discontinued for the balance of each period longer than one year. Although your actual costs and returns may differ, based on these assumptions your costs would be:






CLASS A                                                     One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Short Tax Free Fund                                          $301             $538            $  794           $1,526
-----------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                   $300             $516            $  750           $1,421
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                $499             $717            $  953           $1,628
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                   $  489           $  754          $  1,039         $  1,852
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                       $498             $798            $1,120           $2,029
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                         $301             $530            $  777           $1,484
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                      $509             $741            $  992           $1,708
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                       $508             $740            $  991           $1,707
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                       $499             $811            $1,146           $2,089
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                           $499             $789            $1,100           $1,980
-----------------------------------------------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                            $310             $547            $  803           $1,534







CLASS C (ASSUMING REDEMPTION AT END OF EACH PERIOD)         One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                   $237             $442             $770            $1,696
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                $238             $450             $784            $1,728
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                   $  217           $  478           $  863          $  1,943
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                       $217             $514             $935            $2,112
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                         $238             $456             $797            $1,758
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                      $238             $465             $814            $1,799
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                       $237             $464             $813            $1,798
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                       $218             $527             $962            $2,172
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                           $218             $504             $915            $2,063







CLASS C (ASSUMING NO REDEMPTION AT END OF EACH PERIOD)      One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                   $137             $442             $770            $1,696
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                $138             $450             $784            $1,728
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                   $  117           $  478           $  863          $  1,943
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                       $117             $514             $935            $2,112
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                         $138             $456             $797            $1,758
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                      $138             $465             $814            $1,799
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                       $137             $464             $813            $1,798
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                       $118             $527             $962            $2,172
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                           $118             $504             $915            $2,063






                                    18
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses continued




CLASS Y                                                     One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Short Tax Free Fund                                           $62             $252             $457            $1,049
-----------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                    $72             $239             $421            $  948
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                 $73             $246             $435            $  981
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                    $  51           $  275           $  517          $  1,211
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                        $51             $312             $592            $1,392
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                          $73             $253             $449            $1,014
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                       $73             $262             $467            $1,058
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                        $72             $261             $466            $1,057
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                        $52             $325             $619            $1,456
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                            $52             $302             $571            $1,340
-----------------------------------------------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                             $72             $261             $466            $1,057






                                    19
                    Prospectus - First American Tax Free Income Funds

More About the Funds
Investment Strategies and Other Investment Matters

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides more information about some of the funds' principal and non-principal investment strategies. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.


Investment Approach. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Short Tax Free Fund, Intermediate Tax Free Fund, and Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.


Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.


Effective Duration. Short Tax Free Fund attempts to maintain the average effective duration of its portfolio securities at 3 1/2 years or less under normal market conditions. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of three years would decrease by 3%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities.


Ratings. The funds have investment strategies requiring them to invest in municipal securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.




                                    20
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).


The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."


Some financial intermediaries may charge a fee for helping you purchase, redeem or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

CHOOSING A SHARE CLASS


The funds issue their shares in two or more classes, as indicated by an "x" in the following table, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class Y shares of the funds, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.



                                        Share Class
                                   --------------------
FUND                                 A       C       Y
-------------------------------------------------------
Short Tax Free Fund                  x               x
Intermediate Tax Free Fund           x       x       x
Tax Free Fund                        x       x       x
California Tax Free Fund             x       x       x
Colorado Tax Free Fund               x       x       x
Minnesota Intermediate Tax Free
  Fund                               x       x       x
Minnesota Tax Free Fund              x       x       x
Missouri Tax Free Fund               x       x       x
Nebraska Tax Free Fund               x       x       x
Ohio Tax Free Fund                   x       x       x
Oregon Intermediate Tax Free Fund    x               x



Eligibility to Invest in Class Y Shares


Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.


Class Share Overview


                     Front-End      Contingent
                   Sales Charge   Deferred Sales      Annual 12b-1 Fees
                      (FESC)       Charge (CDSC)   (as a % of net assets)
-------------------------------------------------------------------------
Class A             2.25%-4.25%(1)     0.00%(2)             0.25%
Class C(3)                None         1.00%(4)             0.65%
Class Y                   None         None                 None
-------------------------------------------------------------------------




(1)The FESC differs by fund and is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.


(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.

(3)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(4)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.


Between the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (previously offered by certain First American funds), and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.


Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase this share class.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.


                                    21
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



Short Tax Free Fund


Intermediate Tax Free Fund


Minnesota Intermediate Tax Free Fund


Oregon Intermediate Tax Free Fund



                                    Sales Charge
                            ----------------------------
                                                  As a%
                              As a%               of Net
                               of                 Amount
                            Offering             Invest-
PURCHASE AMOUNT               Price                 ed
--------------------------------------------------------
Less than $50,000             2.25%               2.30%
$50,000 - $99,999             2.00%               2.04%
$100,000 - $249,999           1.75%               1.78%
$250,000 - $499,999           1.25%               1.27%
$500,000 - $999,999           1.00%               1.01%
$1 million and over           0.00%               0.00%




California Tax Free Fund


Colorado Tax Free Fund


Minnesota Tax Free Fund


Missouri Tax Free Fund


Nebraska Tax Free Fund


Ohio Tax Free Fund


Tax Free Fund


                                    Sales Charge
                            ----------------------------
                                                  As a %
                             As a %               of Net
                               of                 Amount
                            Offering             Invest-
PURCHASE AMOUNT               Price                 ed
--------------------------------------------------------
Less than $50,000             4.25%               4.44%
$50,000 - $99,999             4.00%               4.17%
$100,000 - $249,999           3.50%               3.63%
$250,000 - $499,999           2.50%               2.56%
$500,000 - $999,999           2.00%               2.04%
$1 million and over           0.00%               0.00%


Reducing Your Sales Charge on Class A Shares.
As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B (previously offered by certain First American funds), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B (previously offered by certain First American funds), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.


Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.

- all of your accounts at any other financial intermediary.

- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.


                                    22
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.

- current and retired officers and directors of the funds.

- full-time employees of any broker-dealer authorized to sell fund shares.

- full-time employees of the fund's counsel.

- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).

- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.

- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.

- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.



- group retirement and employee benefit plans.


In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.


You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Waiving Contingent Deferred Sales Charges

CDSCs on Class A and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.

- redemptions required as a result of over-contribution to an IRA plan.

Class Y Shares

Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.


                                    23
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows each fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.


                                   Annual 12b-1 Fees
                                  (as a percentage of
                               average daily net assets)
                               -------------------------
                                             Shareholder
                               Distribution   Servicing
                                    Fee          Fee
--------------------------------------------------------
Class A(1)                         None          0.25%
Class C                            0.40%         0.25%
Class Y                            None          None
--------------------------------------------------------




(1)The distributor has contractually agreed to limit its Class A share 12b-1 fees for Short Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund to 0.15% of average daily net assets through October 31, 2010. In addition, the advisor has contractually agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.10% of average daily net assets for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, California Tax Free Fund, Minnesota Tax Free Fund, and Missouri Tax Free Fund, and 0.20% of average daily net assets for Tax Free Fund through October 31, 2010.


Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:


Short Tax Free Fund


Intermediate Tax Free Fund


Minnesota Intermediate Tax Free Fund


Oregon Intermediate Tax Free Fund



                                     Maximum
                                   Reallowance
                                    as a % of
Purchase Amount                  Purchase Price
------------------------------------------------
Less than $50,000                     2.00%
$50,000 - $99,999                     1.75%
$100,000 - $249,999                   1.50%
$250,000 - $499,999                   1.00%
$500,000 - $999,999                   0.75%
$1 million and over                   0.00%




California Tax Free Fund


Colorado Tax Free Fund


Minnesota Tax Free Fund


Missouri Tax Free Fund


Nebraska Tax Free Fund


Ohio Tax Free Fund


Tax Free Fund


                                     Maximum
                                   Reallowance
                                    as a % of
Purchase Amount                  Purchase Price
------------------------------------------------
Less than $50,000                     4.00%
$50,000 - $99,999                     3.75%
$100,000 - $249,999                   3.25%
$250,000 - $499,999                   2.25%
$500,000 - $999,999                   1.75%
$1 million and over                   0.00%


Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees


The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of a fund's Class A share and Class C share average daily net assets attributable to shares sold through them. For so long as the distributor agrees to limit its Class A share 12b-1 fees to 0.15% of average daily net assets for Short Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund, the amounts paid to intermediaries will be reduced to 0.15% of a fund's Class A share average daily net assets. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder


                                    24
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued




servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.



The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.40% annual distribution fee beginning one year after the shares are sold.



In both cases, the intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.


Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares


You can become a shareholder in any of the funds by making a minimum initial investment of $2,500. The minimum additional investment is $100.





The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.



By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.


By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202




                                    25
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.


- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:


- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or


- through automatic monthly exchanges of your fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:

- name of the fund

- account number

- dollar amount or number of shares redeemed

- name on the account

- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is in excess of $50,000.

- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.


                                    26
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawals when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American Fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American Fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class Y Shares


You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment generally must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.


If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.


                                    27
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value


The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAV on national holidays, or any other days, on which the NYSE is closed for trading.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares

The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in a fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The funds' advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve

                                    28
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds generally seek to apply their short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the funds (or the funds' distributor) have entered into with intermediaries, the funds may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The funds will request that the intermediary provide additional account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the funds' policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.


If the funds elect to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the funds will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.



An intermediary may apply its own procedures in attempting to comply with the funds' low balance account policy.


Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund's assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund's portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.


                                    29
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS


Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Federal Taxes on Distributions


Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Short Tax Free Fund's, Intermediate Tax Free Fund's, and Tax Free Fund's exempt-interest dividends generally will be subject to state or local income taxes.


Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as "qualifying dividends" that are taxed at the same rate as long-term capital gains. Distributions of a fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Federal Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

State Taxes on Distributions

Arizona Income Taxation. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

California Income Taxation. California Tax Free Fund intends to comply with certain state tax requirements so that

                                    30
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Managing Your Investment continued



dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.


Minnesota Income Taxation. Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund intend to comply with certain state tax requirements so that dividends they pay that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the funds must be derived from interest income on Minnesota municipal securities. A portion of the funds' dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.


Missouri Income Taxation. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

Nebraska Income Taxation. Dividends paid by Nebraska Tax Free Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations. A portion of the fund's dividends may be subject to the Nebraska minimum tax.

Ohio Income Taxation. Dividends paid by Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.


Oregon Income Taxation. Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.


More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.


                                    31
                    Prospectus - First American Tax Free Income Funds

Additional Information
Management


FAF Advisors, Inc. is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2009, FAF Advisors had more than $100 billion in assets under management, including investment company assets of more than $85 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                       Management fee
                                    as a % of average
                                     daily net assets
-----------------------------------------------------
SHORT TAX FREE FUND                        0.24%
INTERMEDIATE TAX FREE FUND                 0.43%
TAX FREE FUND                              0.39%
ARIZONA TAX FREE FUND                      0.00%
CALIFORNIA TAX FREE FUND                   0.00%
COLORADO TAX FREE FUND                     0.00%
MINNESOTA INTERMEDIATE TAX FREE
  FUND                                     0.35%
MINNESOTA TAX FREE FUND                    0.28%
MISSOURI TAX FREE FUND                     0.33%
NEBRASKA TAX FREE FUND                     0.00%
OHIO TAX FREE FUND                         0.00%
OREGON INTERMEDIATE TAX FREE FUND          0.33%
-----------------------------------------------------




A discussion regarding the basis for the board's approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended June 30, 2009.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:


Administration Services. FAF Advisors and its affiliate, U.S. Bancorp Fund Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.


Custody Services. U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.




Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.


Transfer Agency Services. Fund Services provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum per share class fee. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.



Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."


                                    32
                    Prospectus - First American Tax Free Income Funds

Additional Information
Management continued


PORTFOLIO MANAGEMENT

The portfolio managers primarily responsible for the funds' management are set forth below, followed by the portfolio managers' biographies.




California Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since May 2005 and, prior to that, he co-managed the fund from February 2000 to May 2005. Michael S. Hamilton has co-managed the fund since May 2005 and, prior to that, he served as the primary portfolio manager for the fund from December 2002 to May 2005.



Colorado Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since June 2007 and, prior to that, co-managed the fund since February 2000. Michael L. Welle has co-managed the fund since June 2007.



Intermediate Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since July 1998 and, prior to that, he co-managed the fund since February 1994. Douglas J. White has co-managed the fund since June 2007.



Minnesota Intermediate Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since January 1998 and, prior to that, he co-managed the fund since February 1994. Douglas J. White has co-managed the fund since July 1998.


Minnesota Tax Free Fund. Douglas J. White has served as the primary portfolio manager for the fund since July 1988 and Christopher L. Drahn has co-managed the fund since February 2001.

Missouri Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since December 2002 and Douglas J. White has co-managed the fund since September 2001.

Nebraska Tax Free Fund. Michael L. Welle has served as the primary portfolio manager for the fund since June 2007 and Christopher L. Drahn has co-managed the fund since February 2001.


Ohio Tax Free Fund. Michael S. Hamilton has served as the primary portfolio manager for the fund since December 2002 and Christopher L. Drahn has co-managed the Fund since April 2002.


Oregon Intermediate Tax Free Fund. Michael S. Hamilton has served as the primary portfolio manager for the fund since May 1997 and Christopher L. Drahn has co-managed the fund since July 1998.



Short Tax Free Fund. Michael L. Welle has served as the primary portfolio manager for the fund since June 2007 and Christopher L. Drahn has co-managed the fund since October 2002.


Tax Free Fund. Douglas J. White has served as the primary portfolio manager for the fund since September 2001 and Christopher L. Drahn has co-managed the fund since June 2007.

PORTFOLIO MANAGER BIOGRAPHIES

Christopher L. Drahn, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1980.

Michael S. Hamilton, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1989.

Michael L. Welle, CFA, Fixed-Income Trader, Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1992.

Douglas J. White, CFA, Head of Tax Exempt Fixed Income, entered the financial services industry in 1983 and joined FAF Advisors in 1987.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


                                    33
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights


The tables that follow present performance information about the Class A, Class C, and Class Y shares of each fund (to the extent the funds offered such classes during the periods presented). This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


Short Tax Free Fund





                                                           Fiscal year ended           Fiscal period      Fiscal year ended
                                                               June 30,                    ended            September 30,
CLASS A SHARES                                         2009       2008      2007     June 30, 2006(1)      2005       2004
---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                  $ 9.79     $ 9.70    $ 9.68         $ 9.78          $ 9.96     $10.18
                                                      ------     ------    ------         ------          ------     ------
Investment Operations:
 Net Investment Income                                  0.28       0.30      0.28           0.19            0.24       0.26
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.07)      0.10      0.03          (0.09)          (0.17)     (0.17)
                                                      ------     ------    ------         ------          ------     ------
 Total From Investment Operations                       0.21       0.40      0.31           0.10            0.07       0.09
                                                      ------     ------    ------         ------          ------     ------
Less Distributions:
 Dividends (from net investment income)                (0.26)     (0.31)    (0.29)         (0.20)          (0.25)     (0.25)
 Distributions (from net realized gains)                  --         --        --             --              --      (0.06)
                                                      ------     ------    ------         ------          ------     ------
 Total Distributions                                   (0.26)     (0.31)    (0.29)         (0.20)          (0.25)     (0.31)
                                                      ------     ------    ------         ------          ------     ------
Net Asset Value, End of Period                        $ 9.74     $ 9.79    $ 9.70         $ 9.68          $ 9.78     $ 9.96
                                                      ======     ======    ======         ======          ======     ======
Total Return(2)                                         2.17%      4.17%     3.22%          1.02%           0.67%      0.90%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $3,376     $2,308    $2,410         $3,321          $4,103     $6,329
Ratio of Expenses to Average Net Assets                 0.75%      0.75%     0.75%          0.75%           0.75%      0.75%
Ratio of Net Investment Income to Average Net Assets    2.71%      3.05%     2.94%          2.65%           2.46%      2.55%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                               1.11%      1.11%     1.08%          1.08%           1.06%      1.05%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                    2.35%      2.69%     2.61%          2.32%           2.15%      2.25%
Portfolio Turnover Rate                                   70%        58%       57%            22%             37%        30%
---------------------------------------------------------------------------------------------------------------------------




(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                    34
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED



SHORT TAX FREE FUND   (CONTINUED)





                                                         Fiscal year ended              Fiscal period        Fiscal year ended
                                                             June 30,                       ended              September 30,
CLASS Y SHARES                                     2009         2008        2007      June 30, 2006(1)       2005        2004
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $   9.79     $   9.70    $   9.68        $   9.78         $   9.96    $  10.18
                                                 --------     --------    --------        --------         --------    --------
Investment Operations:
 Net Investment Income                               0.27         0.31        0.31            0.21             0.26        0.27
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.05)        0.10        0.01           (0.10)           (0.18)      (0.17)
                                                 --------     --------    --------        --------         --------    --------
 Total From Investment Operations                    0.22         0.41        0.32            0.11             0.08        0.10
                                                 --------     --------    --------        --------         --------    --------
Less Distributions:
 Dividends (from net investment income)             (0.27)       (0.32)      (0.30)          (0.21)           (0.26)      (0.26)
 Distributions (from net realized gains)               --           --          --              --               --       (0.06)
                                                 --------     --------    --------        --------         --------    --------
 Total Distributions                                (0.27)       (0.32)      (0.30)          (0.21)           (0.26)      (0.32)
                                                 --------     --------    --------        --------         --------    --------
Net Asset Value, End of Period                   $   9.74     $   9.79    $   9.70        $   9.68         $   9.78    $   9.96
                                                 ========     ========    ========        ========         ========    ========
Total Return(2)                                      2.32%        4.33%       3.37%           1.13%            0.83%       1.05%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $178,950     $143,985    $161,468        $235,900         $329,647    $419,359
Ratio of Expenses to Average Net Assets              0.60%        0.60%       0.60%           0.60%            0.60%       0.60%
Ratio of Net Investment Income to Average Net
 Assets                                              2.84%        3.20%       3.09%           2.80%            2.62%       2.70%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 0.86%        0.86%       0.83%           0.83%            0.81%       0.80%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          2.58%        2.94%       2.86%           2.57%            2.41%       2.50%
Portfolio Turnover Rate                                70%          58%         57%             22%              37%         30%
-------------------------------------------------------------------------------------------------------------------------------




(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return would have been lower had certain expenses not been waived.




                                    35
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Intermediate Tax Free Fund



                                                           Fiscal year ended            Fiscal period       Fiscal year ended
                                                               June 30,                     ended             September 30,
CLASS A SHARES                                        2009        2008       2007     June 30, 2006(1)       2005        2004
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                $ 10.51     $ 10.63    $ 10.63         $ 10.92         $ 11.18     $ 11.30
                                                    -------     -------    -------         -------         -------     -------
Investment Operations:
 Net Investment Income                                 0.45        0.44       0.44            0.32            0.44        0.44
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.03)      (0.09)      0.01           (0.26)          (0.19)      (0.10)
                                                    -------     -------    -------         -------         -------     -------
 Total From Investment Operations                      0.42        0.35       0.45            0.06            0.25        0.34
                                                    -------     -------    -------         -------         -------     -------
Less Distributions:
 Dividends (from net investment income)               (0.46)      (0.43)     (0.44)          (0.32)          (0.45)      (0.45)
 Distributions (from net realized gains)              (0.01)      (0.04)     (0.01)          (0.03)          (0.06)      (0.01)
                                                    -------     -------    -------         -------         -------     -------
 Total Distributions                                  (0.47)      (0.47)     (0.45)          (0.35)          (0.51)      (0.46)
                                                    -------     -------    -------         -------         -------     -------
Net Asset Value, End of Period                      $ 10.46     $ 10.51    $ 10.63         $ 10.63         $ 10.92     $ 11.18
                                                    =======     =======    =======         =======         =======     =======
Total Return(2)                                        4.09%       3.33%      4.27%           0.56%           2.31%       3.06%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $35,017     $27,554    $29,687         $32,521         $34,658     $35,276
Ratio of Expenses to Average Net Assets                0.75%       0.77%      0.85%           0.85%           0.85%       0.85%
Ratio of Net Investment Income to Average Net
 Assets                                                4.29%       4.10%      4.08%           3.95%           3.98%       3.98%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.02%       1.02%      1.02%           1.05%           1.05%       1.05%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            4.02%       3.85%      3.91%           3.75%           3.78%       3.78%
Portfolio Turnover Rate                                  13%         19%        27%             15%             15%         10%
------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.




                                                          Fiscal year ended           Fiscal period     Fiscal year ended
                                                              June 30,                    ended           September 30,
CLASS Y SHARES                                       2009       2008       2007     June 30, 2006(1)     2005       2004
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $  10.49   $  10.61   $  10.61       $  10.90       $  11.16   $  11.28
                                                   --------   --------   --------       --------       --------   --------
Investment Operations:
 Net Investment Income                                 0.45       0.44       0.45           0.33           0.46       0.46
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.04)     (0.08)      0.01          (0.26)         (0.19)     (0.11)
                                                   --------   --------   --------       --------       --------   --------
 Total From Investment Operations                      0.41       0.36       0.46           0.07           0.27       0.35
                                                   --------   --------   --------       --------       --------   --------
Less Distributions:
 Dividends (from net investment income)               (0.46)     (0.44)     (0.45)         (0.33)         (0.47)     (0.46)
 Distributions (from net realized gains)              (0.01)     (0.04)     (0.01)         (0.03)         (0.06)     (0.01)
                                                   --------   --------   --------       --------       --------   --------
 Total Distributions                                  (0.47)     (0.48)     (0.46)         (0.36)         (0.53)     (0.47)
                                                   --------   --------   --------       --------       --------   --------
Net Asset Value, End of Period                     $  10.43   $  10.49   $  10.61       $  10.61       $  10.90   $  11.16
                                                   ========   ========   ========       ========       ========   ========
Total Return(2)                                        4.05%      3.41%      4.43%          0.67%          2.47%      3.22%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $642,395   $630,820   $554,618       $596,306       $641,141   $637,361
Ratio of Expenses to Average Net Assets                0.70%      0.70%      0.70%          0.70%          0.70%      0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                4.34%      4.17%      4.23%          4.10%          4.13%      4.13%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   0.77%      0.77%      0.77%          0.80%          0.80%      0.80%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            4.27%      4.10%      4.16%          4.00%          4.03%      4.03%
Portfolio Turnover Rate                                  13%        19%        27%            15%            15%        10%
--------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.



                                    36
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Tax Free Fund



                                                                                       Fiscal period          Fiscal year ended
                                                Fiscal year ended June 30,                 ended                September 30,
CLASS A SHARES                               2009          2008          2007        June 30, 2006(1)         2005          2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $ 10.26       $ 10.77       $ 10.86            $ 11.10           $ 11.18       $ 11.28
                                           -------       -------       -------            -------           -------       -------
Income From Investment Operations:
 Net Investment Income                        0.48          0.45          0.45               0.35              0.47          0.47
 Realized and Unrealized Gains
  (Losses) on Investments                    (0.59)        (0.46)           --              (0.20)             0.03          0.02
                                           -------       -------       -------            -------           -------       -------
 Total From Investment Operations            (0.11)        (0.01)         0.45               0.15              0.50          0.49
                                           -------       -------       -------            -------           -------       -------
Less Distributions:
 Dividends (from net investment
  income)                                    (0.48)        (0.44)        (0.45)             (0.35)            (0.47)        (0.48)
 Distributions (from net realized
  gains)                                     (0.02)        (0.06)        (0.09)             (0.04)            (0.11)        (0.11)
                                           -------       -------       -------            -------           -------       -------
 Total Distributions                         (0.50)        (0.50)        (0.54)             (0.39)            (0.58)        (0.59)
                                           -------       -------       -------            -------           -------       -------
Net Asset Value, End of Period             $  9.65       $ 10.26       $ 10.77            $ 10.86           $ 11.10       $ 11.18
                                           =======       =======       =======            =======           =======       =======
Total Return(2)                              (0.80)%       (0.05)%        4.16%              1.37%             4.51%         4.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $35,276       $35,557       $37,760            $36,519           $38,205       $40,156
Ratio of Expenses to Average Net
 Assets                                       0.75%         0.78%         0.95%              0.95%             0.95%         0.95%
Ratio of Net Investment Income to
 Average Net Assets                           5.07%         4.28%         4.08%              4.28%             4.20%         4.18%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                   1.04%         1.02%         1.03%              1.06%             1.06%         1.05%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                     4.78%         4.04%         4.00%              4.17%             4.09%         4.08%
Portfolio Turnover Rate                         34%           52%           31%                13%                8%           23%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                       Fiscal period         Fiscal year ended
                                                 Fiscal year ended June 30,                ended               September 30,
CLASS C SHARES                                 2009         2008         2007        June 30, 2006(1)        2005         2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.21       $10.72       $10.81            $11.05            $11.13       $11.24
                                              ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                          0.42         0.39         0.40              0.32              0.42         0.43
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.57)       (0.45)        0.01             (0.20)             0.03           --
                                              ------       ------       ------            ------            ------       ------
 Total From Investment Operations              (0.15)       (0.06)        0.41              0.12              0.45         0.43
                                              ------       ------       ------            ------            ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.43)       (0.39)       (0.41)            (0.32)            (0.42)       (0.43)
 Distributions (from net realized
  gains)                                       (0.02)       (0.06)       (0.09)            (0.04)            (0.11)       (0.11)
                                              ------       ------       ------            ------            ------       ------
 Total Distributions                           (0.45)       (0.45)       (0.50)            (0.36)            (0.53)       (0.54)
                                              ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period                $ 9.61       $10.21       $10.72            $10.81            $11.05       $11.13
                                              ======       ======       ======            ======            ======       ======
Total Return(2)                                (1.30)%      (0.61)%       3.76%             1.06%             4.13%        3.92%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $3,442       $3,104       $2,495            $2,210            $2,712       $2,682
Ratio of Expenses to Average Net Assets         1.35%        1.35%        1.35%             1.35%             1.35%        1.35%
Ratio of Net Investment Income to
 Average Net Assets                             4.48%        3.72%        3.67%             3.87%             3.80%        3.77%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.44%        1.43%        1.51%             1.81%             1.81%        1.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       4.39%        3.64%        3.51%             3.41%             3.34%        3.32%
Portfolio Turnover Rate                           34%          52%          31%               13%                8%          23%

-------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    37
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Tax Free Fund  (CONTINUED)




                                                                                       Fiscal period           Fiscal year ended
                                              Fiscal year ended June 30,                   ended                 September 30,
CLASS Y SHARES                            2009           2008           2007         June 30, 2006(1)         2005           2004
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                 $  10.27       $  10.78       $  10.87           $  11.11           $  11.19       $  11.29
                                        --------       --------       --------           --------           --------       --------
Investment Operations:
 Net Investment Income                      0.49           0.46           0.48               0.37               0.50           0.50
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.59)         (0.46)            --              (0.20)              0.02           0.01
                                        --------       --------       --------           --------           --------       --------
 Total From Investment
  Operations                               (0.10)            --           0.48               0.17               0.52           0.51
                                        --------       --------       --------           --------           --------       --------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.49)         (0.45)         (0.48)             (0.37)             (0.49)         (0.50)
 Distributions (from net
  realized gains)                          (0.02)         (0.06)         (0.09)             (0.04)             (0.11)         (0.11)
                                        --------       --------       --------           --------           --------       --------
 Total Distributions                       (0.51)         (0.51)         (0.57)             (0.41)             (0.60)         (0.61)
                                        --------       --------       --------           --------           --------       --------
Net Asset Value, End of Period          $   9.66       $  10.27       $  10.78           $  10.87           $  11.11       $  11.19
                                        ========       ========       ========           ========           ========       ========
Total Return(2)                            (0.75)%         0.04%          4.42%              1.57%              4.77%          4.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $381,048       $448,774       $539,360           $455,910           $436,303       $416,651
Ratio of Expenses to Average Net
 Assets                                     0.70%          0.70%          0.70%              0.70%              0.70%          0.70%
Ratio of Net Investment Income to
 Average Net Assets                         5.10%          4.36%          4.32%              4.53%              4.45%          4.43%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                 0.79%          0.78%          0.78%              0.81%              0.81%          0.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   5.01%          4.28%          4.24%              4.42%              4.34%          4.33%
Portfolio Turnover Rate                       34%            52%            31%                13%                 8%            23%

-----------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.


                                    38
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


California Tax Free Fund



                                                                                        Fiscal period          Fiscal year ended
                                                 Fiscal year ended June 30,                 ended                September 30,
CLASS A SHARES                                2009          2008          2007        June 30, 2006(1)         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.71       $ 10.98       $ 10.96            $ 11.24           $ 11.40       $11.40
                                            -------       -------       -------            -------           -------       ------
Investment Operations:
 Net Investment Income                         0.46          0.46          0.45               0.33              0.44         0.46
 Realized and Unrealized Gains
  (Losses) on Investments                     (0.44)        (0.23)         0.06              (0.26)            (0.05)        0.08
                                            -------       -------       -------            -------           -------       ------
 Total From Investment Operations              0.02          0.23          0.51               0.07              0.39         0.54
                                            -------       -------       -------            -------           -------       ------
Less Distributions:
 Dividends (from net investment
  income)                                     (0.46)        (0.46)        (0.45)             (0.33)            (0.44)       (0.46)
 Distributions (from net realized
  gains)                                         --         (0.04)        (0.04)             (0.02)            (0.11)       (0.08)
                                            -------       -------       -------            -------           -------       ------
 Total Distributions                          (0.46)        (0.50)        (0.49)             (0.35)            (0.55)       (0.54)
                                            -------       -------       -------            -------           -------       ------
Net Asset Value, End of Period              $ 10.27       $ 10.71       $ 10.98            $ 10.96           $ 11.24       $11.40
                                            =======       =======       =======            =======           =======       ======
Total Return(2)                                0.29%         2.11%         4.62%              0.63%             3.50%        4.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $16,417       $12,076       $11,375            $10,783           $11,888       $9,513
Ratio of Expenses to Average Net
 Assets                                        0.65%         0.67%         0.75%              0.75%             0.75%        0.75%
Ratio of Net Investment Income to
 Average
 Net Assets                                    4.51%         4.19%         4.00%              3.99%             3.88%        4.03%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                    1.28%         1.46%         1.46%              1.34%             1.15%        1.09%
Ratio of Net Investment Income to
 Average
 Net Assets (excluding waivers)                3.88%         3.40%         3.29%              3.40%             3.48%        3.69%
Portfolio Turnover Rate                          27%           45%           36%                24%               14%          16%

---------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                       Fiscal period         Fiscal year ended
                                                 Fiscal year ended June 30,                ended               September 30,
CLASS C SHARES                                 2009         2008         2007        June 30, 2006(1)        2005         2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.72       $10.99       $10.97            $11.25            $11.41       $11.41
                                              ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                          0.41         0.40         0.41              0.30              0.40         0.41
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.44)       (0.22)        0.05             (0.26)            (0.05)        0.09
                                              ------       ------       ------            ------            ------       ------
 Total From Investment Operations              (0.03)        0.18         0.46              0.04              0.35         0.50
                                              ------       ------       ------            ------            ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.41)       (0.41)       (0.40)            (0.30)            (0.40)       (0.42)
 Distributions (from net realized
  gains)                                          --        (0.04)       (0.04)            (0.02)            (0.11)       (0.08)
                                              ------       ------       ------            ------            ------       ------
 Total Distributions                           (0.41)       (0.45)       (0.44)            (0.32)            (0.51)       (0.50)
                                              ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period                $10.28       $10.72       $10.99            $10.97            $11.25       $11.41
                                              ======       ======       ======            ======            ======       ======
Total Return(2)                                (0.21)%       1.61%        4.17%             0.33%             3.11%        4.52%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $4,064       $2,480       $1,507            $3,592            $3,068       $1,294
Ratio of Expenses to Average Net Assets         1.15%        1.15%        1.15%             1.15%             1.15%        1.15%
Ratio of Net Investment Income to
 Average Net Assets                             4.01%        3.68%        3.60%             3.60%             3.47%        3.65%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.68%        1.85%        1.98%             2.09%             1.90%        1.84%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       3.48%        2.98%        2.77%             2.66%             2.72%        2.96%
Portfolio Turnover Rate                           27%          45%          36%               24%               14%          16%

-------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    39
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


California Tax Free Fund  (CONTINUED)





                                                                                       Fiscal period          Fiscal year ended
                                                Fiscal year ended June 30,                 ended                September 30,
CLASS Y SHARES                               2009          2008          2007        June 30, 2006(1)         2005          2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $ 10.71       $ 10.98       $ 10.97            $ 11.25           $ 11.40       $ 11.40
                                           -------       -------       -------            -------           -------       -------
Investment Operations:
 Net Investment Income                        0.48          0.48          0.47               0.35              0.47          0.48
 Realized and Unrealized Gains
  (Losses) on Investments                    (0.45)        (0.23)         0.05              (0.26)            (0.04)         0.09
                                           -------       -------       -------            -------           -------       -------
 Total From Investment Operations             0.03          0.25          0.52               0.09              0.43          0.57
                                           -------       -------       -------            -------           -------       -------

Less Distributions:
 Dividends (from net investment
  income)                                    (0.47)        (0.48)        (0.47)             (0.35)            (0.47)        (0.49)
 Distributions (from net realized
  gains)                                        --         (0.04)        (0.04)             (0.02)            (0.11)        (0.08)
                                           -------       -------       -------            -------           -------       -------
 Total Distributions                         (0.47)        (0.52)        (0.51)             (0.37)            (0.58)        (0.57)
                                           -------       -------       -------            -------           -------       -------
Net Asset Value, End of Period             $ 10.27       $ 10.71       $ 10.98            $ 10.97           $ 11.25       $ 11.40
                                           =======       =======       =======            =======           =======       =======
Total Return(2)                               0.44%         2.28%         4.78%              0.82%             3.85%         5.19%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $77,616       $30,485       $24,835            $21,767           $19,556       $16,047
Ratio of Expenses to Average Net
 Assets                                       0.50%         0.50%         0.50%              0.50%             0.50%         0.50%
Ratio of Net Investment Income to
 Average Net Assets                           4.62%         4.36%         4.25%              4.24%             4.12%         4.29%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                   1.03%         1.20%         1.21%              1.09%             0.90%         0.84%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                     4.09%         3.66%         3.54%              3.65%             3.72%         3.95%
Portfolio Turnover Rate                         27%           45%           36%                24%               14%           16%

---------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    40
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Colorado Tax Free Fund



                                                                                         Fiscal period          Fiscal year ended
                                                   Fiscal year ended June 30,                ended                September 30,
CLASS A SHARES                                   2009         2008         2007        June 30, 2006(1)        2005          2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $ 10.28       $10.61       $10.73            $11.30            $11.52       $ 11.57
                                               -------       ------       ------            ------            ------       -------
Investment Operations:
 Net Investment Income                            0.41         0.48         0.46              0.35              0.49          0.51
 Realized and Unrealized Gains (Losses)
  on Investments                                 (0.56)       (0.33)       (0.02)            (0.26)            (0.11)         0.02
                                               -------       ------       ------            ------            ------       -------
 Total From Investment Operations                (0.15)        0.15         0.44              0.09              0.38          0.53
                                               -------       ------       ------            ------            ------       -------
Less Distributions:
 Dividends (from net investment income)          (0.45)       (0.45)       (0.48)            (0.34)            (0.51)        (0.50)
 Distributions (from net realized
  gains)                                         (0.08)       (0.03)       (0.08)            (0.32)            (0.09)        (0.08)
                                               -------       ------       ------            ------            ------       -------
 Total Distributions                             (0.53)       (0.48)       (0.56)            (0.66)            (0.60)        (0.58)
                                               -------       ------       ------            ------            ------       -------
Net Asset Value, End of Period                 $  9.60       $10.28       $10.61            $10.73            $11.30       $ 11.52
                                               =======       ======       ======            ======            ======       =======
Total Return(2)                                  (1.20)%       1.52%        4.13%             0.77%             3.36%         4.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $11,088       $5,815       $8,788            $8,507            $8,362       $10,598
Ratio of Expenses to Average Net Assets           0.75%        0.75%        0.75%             0.75%             0.75%         0.75%
Ratio of Net Investment Income to
 Average Net Assets                               4.58%        4.40%        4.27%             4.30%             4.23%         4.25%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.45%        1.80%        1.75%             1.52%             1.18%         1.09%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           3.88%        3.35%        3.27%             3.53%             3.80%         3.91%
Portfolio Turnover Rate                             41%          49%          47%               35%               30%           12%
----------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                       Fiscal period         Fiscal year ended
                                                 Fiscal year ended June 30,                ended               September 30,
CLASS C SHARES                                 2009         2008         2007        June 30, 2006(1)        2005         2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.26       $10.59       $10.71            $11.28            $11.50       $11.56
                                              ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                          0.41         0.42         0.42              0.32              0.43         0.44
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.61)       (0.31)       (0.02)            (0.27)            (0.10)        0.03
                                              ------       ------       ------            ------            ------       ------
 Total From Investment Operations              (0.20)        0.11         0.40              0.05              0.33         0.47
                                              ------       ------       ------            ------            ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.41)       (0.41)       (0.44)            (0.30)            (0.46)       (0.45)
 Distributions (from net realized
  gains)                                       (0.08)       (0.03)       (0.08)            (0.32)            (0.09)       (0.08)
                                              ------       ------       ------            ------            ------       ------
 Total Distributions                           (0.49)       (0.44)       (0.52)            (0.62)            (0.55)       (0.53)
                                              ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period                $ 9.57       $10.26       $10.59            $10.71            $11.28       $11.50
                                              ======       ======       ======            ======            ======       ======
Total Return(2)                                (1.70)%       1.12%        3.72%             0.47%             2.95%        4.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $2,891       $2,859       $2,888            $3,007            $3,423       $3,787
Ratio of Expenses to Average Net Assets         1.15%        1.15%        1.15%             1.15%             1.15%        1.15%
Ratio of Net Investment Income to
 Average Net Assets                             4.19%        3.98%        3.87%             3.90%             3.83%        3.85%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.85%        2.20%        2.24%             2.27%             1.93%        1.84%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       3.49%        2.93%        2.78%             2.78%             3.05%        3.16%
Portfolio Turnover Rate                           41%          49%          47%               35%               30%          12%
-------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    41
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Colorado Tax Free Fund  (CONTINUED)




                                                                                        Fiscal period         Fiscal year ended
                                                 Fiscal year ended June 30,                 ended               September 30,
CLASS Y SHARES                                2009          2008          2007        June 30, 2006(1)        2005         2004
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.29       $ 10.63       $ 10.75            $ 11.32           $11.53       $11.59
                                            -------       -------       -------            -------           ------       ------
Investment Operations:
 Net Investment Income                         0.44          0.49          0.50               0.37             0.51         0.52
 Realized and Unrealized Gains
  (Losses) on Investments                     (0.58)        (0.32)        (0.03)             (0.26)           (0.09)        0.03
                                            -------       -------       -------            -------           ------       ------
 Total From Investment Operations             (0.14)         0.17          0.47               0.11             0.42         0.55
                                            -------       -------       -------            -------           ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                     (0.45)        (0.48)        (0.51)             (0.36)           (0.54)       (0.53)
 Distributions (from net realized
  gains)                                      (0.08)        (0.03)        (0.08)             (0.32)           (0.09)       (0.08)
                                            -------       -------       -------            -------           ------       ------
 Total Distributions                          (0.53)        (0.51)        (0.59)             (0.68)           (0.63)       (0.61)
                                            -------       -------       -------            -------           ------       ------
Net Asset Value, End of Period              $  9.62       $ 10.29       $ 10.63            $ 10.75           $11.32       $11.53
                                            =======       =======       =======            =======           ======       ======
Total Return(2)                               (0.85)%        1.67%         4.39%              0.96%            3.70%        4.87%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $51,521       $15,889       $13,477            $10,181           $8,363       $9,439
Ratio of Expenses to Average Net
 Assets                                        0.50%         0.50%         0.50%              0.50%            0.50%        0.50%
Ratio of Net Investment Income to
 Average Net Assets                            4.81%         4.63%         4.51%              4.58%            4.48%        4.51%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                    1.20%         1.55%         1.50%              1.27%            0.93%        0.84%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                      4.11%         3.58%         3.51%              3.81%            4.05%        4.17%
Portfolio Turnover Rate                          41%           49%           47%                35%              30%          12%

--------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    42
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Minnesota Intermediate Tax Free Fund



                                                                                       Fiscal period       Fiscal year ended
                                                      Fiscal year ended June 30,           ended             September 30,
CLASS A SHARES                                        2009        2008      2007     June 30, 2006(1)       2005        2004
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                $  9.75     $  9.83   $  9.88         $ 10.16         $ 10.34     $ 10.44
                                                    -------     -------   -------         -------         -------     -------
Investment Operations:
 Net Investment Income                                 0.38        0.39      0.39            0.29            0.39        0.39
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.05)      (0.05)    (0.01)          (0.22)          (0.15)      (0.08)
                                                    -------     -------   -------         -------         -------     -------
 Total From Investment Operations                      0.33        0.34      0.38            0.07            0.24        0.31
                                                    -------     -------   -------         -------         -------     -------
Less Distributions:
 Dividends (from net investment income)               (0.38)      (0.39)    (0.38)          (0.29)          (0.39)      (0.39)
 Distributions (from net realized gains)              (0.03)      (0.03)    (0.05)          (0.06)          (0.03)      (0.02)
                                                    -------     -------   -------         -------         -------     -------
 Total Distributions                                  (0.41)      (0.42)    (0.43)          (0.35)          (0.42)      (0.41)
                                                    -------     -------   -------         -------         -------     -------
Net Asset Value, End of Period                      $  9.67     $  9.75   $  9.83         $  9.88         $ 10.16     $ 10.34
                                                    =======     =======   =======         =======         =======     =======
Total Return(2)                                        3.53%       3.53%     3.87%           0.74%           2.33%       3.03%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $23,019     $22,059   $21,153         $26,526         $32,326     $35,047
Ratio of Expenses to Average Net Assets                0.75%       0.77%     0.85%           0.85%           0.85%       0.85%
Ratio of Net Investment Income to Average Net
 Assets                                                4.00%       3.95%     3.86%           3.85%           3.78%       3.77%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.07%       1.07%     1.07%           1.08%           1.06%       1.05%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.68%       3.65%     3.64%           3.62%           3.57%       3.57%
Portfolio Turnover Rate                                  18%         15%       18%             11%             15%          8%
-----------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                                      Fiscal period        Fiscal year ended
                                                   Fiscal year ended June 30,             ended              September 30,
CLASS Y SHARES                                    2009         2008       2007      June 30, 2006(1)       2005         2004
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $   9.69     $   9.78   $   9.83        $  10.11         $  10.29     $  10.40
                                                --------     --------   --------        --------         --------     --------
Investment Operations:
 Net Investment Income                              0.39         0.39       0.40            0.30             0.40         0.41
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.04)       (0.05)        --           (0.22)           (0.15)       (0.10)
                                                --------     --------   --------        --------         --------     --------
 Total From Investment Operations                   0.35         0.34       0.40            0.08             0.25         0.31
                                                --------     --------   --------        --------         --------     --------
Less Distributions:
 Dividends (from net investment income)            (0.39)       (0.40)     (0.40)          (0.30)           (0.40)       (0.40)
 Distributions (from net realized gains)           (0.03)       (0.03)     (0.05)          (0.06)           (0.03)       (0.02)
                                                --------     --------   --------        --------         --------     --------
 Total Distributions                               (0.42)       (0.43)     (0.45)          (0.36)           (0.43)       (0.42)
                                                --------     --------   --------        --------         --------     --------
Net Asset Value, End of Period                  $   9.62     $   9.69   $   9.78        $   9.83         $  10.11     $  10.29
                                                ========     ========   ========        ========         ========     ========
Total Return(2)                                     3.71%        3.51%      4.05%           0.85%            2.50%        3.10%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $172,440     $175,681   $168,920        $175,485         $197,251     $216,906
Ratio of Expenses to Average Net Assets             0.70%        0.70%      0.70%           0.70%            0.70%        0.70%
Ratio of Net Investment Income to Average Net
 Assets                                             4.04%        4.02%      4.01%           4.00%            3.93%        3.92%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                0.82%        0.82%      0.82%           0.83%            0.81%        0.80%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                         3.92%        3.90%      3.89%           3.87%            3.82%        3.82%
Portfolio Turnover Rate                               18%          15%        18%             11%              15%           8%
------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.



                                    43
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Minnesota Tax Free Fund



                                                                                      Fiscal period           Fiscal year ended
                                              Fiscal year ended June 30,                  ended                 September 30,
CLASS A SHARES                            2009          2008           2007         June 30, 2006(1)         2005           2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                 $ 10.48       $  10.93       $  10.97           $  11.21           $  11.23       $  11.34
                                        -------       --------       --------           --------           --------       --------
Investment Operations:
 Net Investment Income                     0.43           0.44           0.46               0.35               0.45           0.44
 Realized and Unrealized Gains
  (Losses) on Investments                 (0.44)         (0.38)         (0.02)             (0.21)              0.03          (0.01)
                                        -------       --------       --------           --------           --------       --------
 Total From Investment
  Operations                              (0.01)          0.06           0.44               0.14               0.48           0.43
                                        -------       --------       --------           --------           --------       --------
Less Distributions:
 Dividends (from net investment
  income)                                 (0.43)         (0.45)         (0.45)             (0.35)             (0.45)         (0.45)
 Distributions (from net
  realized gains)                         (0.06)         (0.06)         (0.03)             (0.03)             (0.05)         (0.09)
                                        -------       --------       --------           --------           --------       --------
 Total Distributions                      (0.49)         (0.51)         (0.48)             (0.38)             (0.50)         (0.54)
                                        -------       --------       --------           --------           --------       --------
Net Asset Value, End of Period          $  9.98       $  10.48       $  10.93           $  10.97           $  11.21       $  11.23
                                        =======       ========       ========           ========           ========       ========
Total Return(2)                            0.07%          0.54%          4.05%              1.28%              4.42%          3.94%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $87,218       $102,089       $106,732           $101,142           $106,783       $114,981
Ratio of Expenses to Average Net
 Assets                                    0.85%          0.87%          0.95%              0.95%              0.95%          0.95%
Ratio of Net Investment Income to
 Average Net Assets                        4.32%          4.14%          4.10%              4.15%              4.04%          3.87%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                1.11%          1.10%          1.10%              1.10%              1.06%          1.05%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                  4.06%          3.91%          3.95%              4.00%              3.93%          3.77%
Portfolio Turnover Rate                      28%            37%            20%                11%                16%            25%
----------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    44
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Minnesota Tax Free Fund  (CONTINUED)




                                                                                       Fiscal period        Fiscal year ended
                                                  Fiscal year ended June 30,               ended              September 30,
CLASS C SHARES                                  2009         2008         2007       June 30, 2006(1)       2005         2004
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 10.44      $ 10.89      $ 10.93           $ 11.17          $11.19      $ 11.31
                                              -------      -------      -------           -------          ------      -------
Investment Operations:
 Net Investment Income                           0.38         0.40         0.42              0.31            0.41         0.39
 Realized and Unrealized Gains (Losses)
  on Investments                                (0.44)       (0.39)       (0.02)            (0.20)           0.03        (0.01)
                                              -------      -------      -------           -------          ------      -------
 Total From Investment Operations               (0.06)        0.01         0.40              0.11            0.44         0.38
                                              -------      -------      -------           -------          ------      -------

Less Distributions:
 Dividends (from net investment income)         (0.38)       (0.40)       (0.41)            (0.32)          (0.41)       (0.41)
 Distributions (from net realized
  gains)                                        (0.06)       (0.06)       (0.03)            (0.03)          (0.05)       (0.09)
                                              -------      -------      -------           -------          ------      -------
 Total Distributions                            (0.44)       (0.46)       (0.44)            (0.35)          (0.46)       (0.50)
                                              -------      -------      -------           -------          ------      -------
Net Asset Value, End of Period                $  9.94      $ 10.44      $ 10.89           $ 10.93          $11.17      $ 11.19
                                              =======      =======      =======           =======          ======      =======
Total Return(2)                                 (0.42)%       0.06%        3.65%             0.98%           4.02%        3.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $20,489      $20,061      $14,221           $10,359          $9,841      $10,387
Ratio of Expenses to Average Net Assets          1.35%        1.35%        1.35%             1.35%           1.35%        1.35%
Ratio of Net Investment Income to
 Average Net Assets                              3.82%        3.63%        3.69%             3.75%           3.64%        3.47%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.51%        1.50%        1.58%             1.85%           1.81%        1.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          3.66%        3.48%        3.46%             3.25%           3.18%        3.02%
Portfolio Turnover Rate                            28%          37%          20%               11%             16%          25%

------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                         Fiscal period          Fiscal year ended
                                                  Fiscal year ended June 30,                 ended                September 30,
CLASS Y SHARES                                  2009         2008          2007        June 30, 2006(1)         2005          2004
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 10.47      $ 10.92       $ 10.96            $ 11.20           $ 11.22       $ 11.33
                                              -------      -------       -------            -------           -------       -------
Investment Operations:
 Net Investment Income                           0.44         0.46          0.48               0.36              0.48          0.47
 Realized and Unrealized Gains (Losses)
 on Investments                                 (0.44)       (0.38)        (0.01)             (0.20)             0.03         (0.01)
                                              -------      -------       -------            -------           -------       -------
 Total From Investment Operations                  --         0.08          0.47               0.16              0.51          0.46
                                              -------      -------       -------            -------           -------       -------
Less Distributions:
 Dividends (from net investment income)         (0.44)       (0.47)        (0.48)             (0.37)            (0.48)        (0.48)
 Distributions (from net realized
 gains)                                         (0.06)       (0.06)        (0.03)             (0.03)            (0.05)        (0.09)
                                              -------      -------       -------            -------           -------       -------
 Total Distributions                            (0.50)       (0.53)        (0.51)             (0.40)            (0.53)        (0.57)
                                              -------      -------       -------            -------           -------       -------
Net Asset Value, End of Period                $  9.97      $ 10.47       $ 10.92            $ 10.96           $ 11.20       $ 11.22
                                              =======      =======       =======            =======           =======       =======
Total Return(2)                                  0.23%        0.71%         4.31%              1.47%             4.69%         4.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $42,093      $44,993       $56,181            $48,760           $46,471       $42,900
Ratio of Expenses to Average Net Assets          0.70%        0.70%         0.70%              0.70%             0.70%         0.70%
Ratio of Net Investment Income to
 Average Net Assets                              4.47%        4.32%         4.35%              4.40%             4.29%         4.12%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             0.86%        0.85%         0.85%              0.85%             0.81%         0.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          4.31%        4.17%         4.20%              4.25%             4.18%         4.02%
Portfolio Turnover Rate                            28%          37%           20%                11%               16%           25%

-----------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    45
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Missouri Tax Free Fund



                                                                                       Fiscal period         Fiscal year ended
                                                  Fiscal year ended June 30,               ended               September 30,
CLASS A SHARES                                  2009         2008         2007       June 30, 2006(1)        2005         2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 11.40      $ 11.72      $ 11.76           $ 12.14          $ 12.32      $ 12.37
                                              -------      -------      -------           -------          -------      -------
Investment Operations:
 Net Investment Income                           0.47         0.46         0.45              0.34             0.45         0.45
 Realized and Unrealized gains (Losses)
  on Investments                                (0.26)       (0.29)        0.05             (0.29)           (0.12)       (0.02)
                                              -------      -------      -------           -------          -------      -------
 Total From Investment Operations                0.21         0.17         0.50              0.05             0.33         0.43
                                              -------      -------      -------           -------          -------      -------
Less Distributions:
 Dividends (from net investment income)         (0.47)       (0.46)       (0.45)            (0.34)           (0.45)       (0.45)
 Distributions (from net realized
  gains)                                        (0.03)       (0.03)       (0.09)            (0.09)           (0.06)       (0.03)
                                              -------      -------      -------           -------          -------      -------
 Total Distributions                            (0.50)       (0.49)       (0.54)            (0.43)           (0.51)       (0.48)
                                              -------      -------      -------           -------          -------      -------
Net Asset Value, End of Period                $ 11.11      $ 11.40      $ 11.72           $ 11.76          $ 12.14      $ 12.32
                                              =======      =======      =======           =======          =======      =======
Total Return(2)                                  2.01%        1.44%        4.23%             0.38%            2.74%        3.60%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $22,766      $23,135      $24,945           $26,972          $30,188      $27,114
Ratio of Expenses to Average Net Assets          0.95%        0.95%        0.95%             0.95%            0.95%        0.95%
Ratio of Net Investment Income to
 Average Net Assets                              4.25%        3.92%        3.78%             3.74%            3.65%        3.68%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.12%        1.10%        1.10%             1.09%            1.06%        1.05%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          4.08%        3.77%        3.63%             3.60%            3.54%        3.58%
Portfolio Turnover Rate                            17%          20%          33%               20%              19%          15%

-------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                          Fiscal period         Fiscal year ended
                                                    Fiscal year ended June 30,                ended               September 30,
CLASS C SHARES                                    2009         2008         2007        June 30, 2006(1)        2005         2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $11.36       $11.69       $11.73            $12.12            $12.29       $12.35
                                                 ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                             0.43         0.41         0.41              0.30              0.40         0.40
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.25)       (0.30)        0.04             (0.30)            (0.11)       (0.03)
                                                 ------       ------       ------            ------            ------       ------
 Total From Investment Operations                  0.18         0.11         0.45              0.00              0.29         0.37
                                                 ------       ------       ------            ------            ------       ------
Less Distributions:
 Dividends (from net investment income)           (0.43)       (0.41)       (0.40)            (0.30)            (0.40)       (0.40)
 Distributions (from net realized gains)          (0.03)       (0.03)       (0.09)            (0.09)            (0.06)       (0.03)
                                                 ------       ------       ------            ------            ------       ------
 Total Distributions                              (0.46)       (0.44)       (0.49)            (0.39)            (0.46)       (0.43)
                                                 ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period                   $11.08       $11.36       $11.69            $11.73            $12.12       $12.29
                                                 ======       ======       ======            ======            ======       ======
Total Return(2)                                    1.70%        0.95%        3.84%             0.00%             2.42%        3.11%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $  757       $  406       $  518            $  214            $  190       $  218
Ratio of Expenses to Average Net Assets            1.35%        1.35%        1.35%             1.35%             1.35%        1.35%
Ratio of Net Investment Income to Average
 Net Assets                                        3.85%        3.53%        3.35%             3.34%             3.25%        3.28%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.52%        1.50%        1.57%             1.84%             1.81%        1.80%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.68%        3.38%        3.13%             2.85%             2.79%        2.83%
Portfolio Turnover Rate                              17%          20%          33%               20%               19%          15%

----------------------------------------------------------------------------------------------------------------------------------




(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    46
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Missouri Tax Free Fund  (CONTINUED)




                                                                                         Fiscal period        Fiscal year ended
                                                    Fiscal year ended June 30,               ended              September 30,
CLASS Y SHARES                                    2009         2008         2007       June 30, 2006(1)       2005         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $  11.40     $  11.73     $  11.76         $  12.15         $  12.32     $  12.38
                                                --------     --------     --------         --------         --------     --------

Investment Operations:
 Net Investment Income                              0.49         0.48         0.48             0.36             0.48         0.48
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.24)       (0.30)        0.06            (0.30)           (0.11)       (0.03)
                                                --------     --------     --------         --------         --------     --------
 Total From Investment Operations                   0.25         0.18         0.54             0.06             0.37         0.45
                                                --------     --------     --------         --------         --------     --------

Less Distributions:
 Dividends (from net investment income)            (0.50)       (0.48)       (0.48)           (0.36)           (0.48)       (0.48)
 Distributions (from net realized gains)           (0.03)       (0.03)       (0.09)           (0.09)           (0.06)       (0.03)
                                                --------     --------     --------         --------         --------     --------
 Total Distributions                               (0.53)       (0.51)       (0.57)           (0.45)           (0.54)       (0.51)
                                                --------     --------     --------         --------         --------     --------
Net Asset Value, End of Period                  $  11.12     $  11.40     $  11.73         $  11.76         $  12.15     $  12.32
                                                ========     ========     ========         ========         ========     ========
Total Return(2)                                     2.36%        1.60%        4.58%            0.49%            3.08%        3.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $119,522     $137,746     $130,644         $138,394         $151,710     $152,676
Ratio of Expenses to Average Net Assets             0.70%        0.70%        0.70%            0.70%            0.70%        0.70%
Ratio of Net Investment Income to Average
 Net Assets                                         4.49%        4.17%        4.03%            3.99%            3.90%        3.93%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                0.87%        0.85%        0.85%            0.84%            0.81%        0.80%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     4.32%        4.02%        3.88%            3.85%            3.79%        3.83%
Portfolio Turnover Rate                               17%          20%          33%              20%              19%          15%

---------------------------------------------------------------------------------------------------------------------------------




(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    47
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Nebraska Tax Free Fund



                                                                                          Fiscal period         Fiscal year ended
                                                    Fiscal year ended June 30,                ended               September 30,
CLASS A SHARES                                    2009         2008         2007        June 30, 2006(1)        2005         2004
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $10.06       $10.30       $10.33            $10.58            $10.66       $10.66
                                                 ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                             0.43         0.42         0.42              0.31              0.39         0.41
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.21)       (0.20)        0.02             (0.24)            (0.05)        0.03
                                                 ------       ------       ------            ------            ------       ------
 Total From Investment Operations                  0.22         0.22         0.44              0.07              0.34         0.44
                                                 ------       ------       ------            ------            ------       ------

Less Distributions:
 Dividends (from net investment income)           (0.44)       (0.41)       (0.42)            (0.30)            (0.42)       (0.40)
 Distributions (from net realized gains)             --        (0.05)       (0.05)            (0.02)               --        (0.04)
                                                 ------       ------       ------            ------            ------       ------
 Total Distributions                              (0.44)       (0.46)       (0.47)            (0.32)            (0.42)       (0.44)
                                                 ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period                   $ 9.84       $10.06       $10.30            $10.33            $10.58       $10.66
                                                 ======       ======       ======            ======            ======       ======
Total Return(2)                                    2.33%        2.19%        4.24%             0.65%             3.20%        4.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $5,847       $5,689       $7,091            $6,910            $7,136       $4,925
Ratio of Expenses to Average Net Assets            0.75%        0.75%        0.75%             0.75%             0.75%        0.75%
Ratio of Net Investment Income to Average
 Net Assets                                        4.41%        4.06%        3.97%             3.89%             3.78%        3.82%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.50%        1.47%        1.44%             1.30%             1.12%        1.08%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.66%        3.34%        3.28%             3.34%             3.41%        3.49%
Portfolio Turnover Rate                              34%          22%          39%               35%               21%          17%
----------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                          Fiscal period         Fiscal year ended
                                                    Fiscal year ended June 30,                ended               September 30,
CLASS C SHARES                                    2009         2008         2007        June 30, 2006(1)        2005         2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $ 9.99       $10.23       $10.26            $10.50            $10.58       $10.58
                                                 ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                             0.39         0.38         0.37              0.27              0.35         0.35
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.22)       (0.20)        0.02             (0.22)            (0.06)        0.04
                                                 ------       ------       ------            ------            ------       ------
 Total From Investment Operations                  0.17         0.18         0.39              0.05              0.29         0.39
                                                 ------       ------       ------            ------            ------       ------

Less Distributions:
 Dividends (from net investment income)           (0.40)       (0.37)       (0.37)            (0.27)            (0.37)       (0.35)
 Distributions (from net realized gains)             --        (0.05)       (0.05)            (0.02)               --        (0.04)
                                                 ------       ------       ------            ------            ------       ------
 Total Distributions                              (0.40)       (0.42)       (0.42)            (0.29)            (0.37)       (0.39)
                                                 ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period                   $ 9.76       $ 9.99       $10.23            $10.26            $10.50       $10.58
                                                 ======       ======       ======            ======            ======       ======
Total Return(2)                                    1.84%        1.81%        3.86%             0.46%             2.81%        3.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $2,585       $1,798       $1,559            $1,487            $1,565       $1,861
Ratio of Expenses to Average Net Assets            1.15%        1.15%        1.15%             1.15%             1.15%        1.15%
Ratio of Net Investment Income to Average
 Net Assets                                        4.02%        3.65%        3.56%             3.49%             3.38%        3.42%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.90%        1.87%        1.92%             2.05%             1.87%        1.83%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.27%        2.93%        2.79%             2.59%             2.66%        2.74%
Portfolio Turnover Rate                              34%          22%          39%               35%               21%          17%

----------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    48
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Nebraska Tax Free Fund  (CONTINUED)




                                                                                    Fiscal period          Fiscal year ended
                                              Fiscal year ended June 30,                ended                September 30,
CLASS Y SHARES                              2009        2008          2007        June 30, 2006(1)         2005          2004
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $ 10.06     $ 10.30       $ 10.33            $ 10.58           $ 10.66       $ 10.65
                                          -------     -------       -------            -------           -------       -------
Investment Operations:
 Net Investment Income                       0.45        0.44          0.44               0.32              0.43          0.43
 Realized and Unrealized Gains (Losses)
  on Investments                            (0.22)      (0.19)         0.02              (0.23)            (0.07)         0.04
                                          -------     -------       -------            -------           -------       -------
 Total From Investment Operations            0.23        0.25          0.46               0.09              0.36          0.47
                                          -------     -------       -------            -------           -------       -------
Less Distributions:
 Dividends (from net investment income)     (0.46)      (0.44)        (0.44)             (0.32)            (0.44)        (0.42)
 Distributions (from net realized
  gains)                                       --       (0.05)        (0.05)             (0.02)               --         (0.04)
                                          -------     -------       -------            -------           -------       -------
 Total Distributions                        (0.46)      (0.49)        (0.49)             (0.34)            (0.44)        (0.46)
                                          -------     -------       -------            -------           -------       -------
Net Asset Value, End of Period            $  9.83     $ 10.06       $ 10.30            $ 10.33           $ 10.58       $ 10.66
                                          =======     =======       =======            =======           =======       =======
Total Return(2)                              2.48%       2.45%         4.51%              0.85%             3.45%         4.54%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $30,689     $29,533       $32,502            $31,347           $32,418       $29,722
Ratio of Expenses to Average Net Assets      0.50%       0.50%         0.50%              0.50%             0.50%         0.50%
Ratio of Net Investment Income to
 Average Net Assets                          4.67%       4.31%         4.22%              4.14%             4.03%         4.07%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         1.25%       1.22%         1.19%              1.05%             0.87%         0.83%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)      3.92%       3.59%         3.53%              3.59%             3.66%         3.74%
Portfolio Turnover Rate                        34%         22%           39%                35%               21%           17%

------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.

Ohio Tax Free Fund



                                                                                     Fiscal period         Fiscal year ended
                                                Fiscal year ended June 30,               ended               September 30,
CLASS A SHARES                                 2009       2008         2007        June 30, 2006(1)        2005         2004
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.02     $10.20       $10.17            $10.42            $10.52       $10.54
                                              ------     ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                          0.40       0.39         0.38              0.29              0.36         0.36
 Realized and Unrealized Gains (Losses) on
  Investments                                  (0.12)     (0.15)        0.05             (0.25)            (0.06)        0.07
                                              ------     ------       ------            ------            ------       ------
 Total From Investment Operations               0.28       0.24         0.43              0.04              0.30         0.43
                                              ------     ------       ------            ------            ------       ------
Less Distributions:
 Dividends (from net investment income)        (0.40)     (0.39)       (0.38)            (0.28)            (0.36)       (0.35)
 Distributions (from net realized gains)          --      (0.03)       (0.02)            (0.01)            (0.04)       (0.10)
                                              ------     ------       ------            ------            ------       ------
 Total Distributions                           (0.40)     (0.42)       (0.40)            (0.29)            (0.40)       (0.45)
                                              ------     ------       ------            ------            ------       ------
Net Asset Value, End of Period                $ 9.90     $10.02       $10.20            $10.17            $10.42       $10.52
                                              ======     ======       ======            ======            ======       ======
Total Return(2)                                 2.99%      2.38%        4.28%             0.40%             2.86%        4.16%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $1,048     $  635       $  808            $  841            $  988       $1,200
Ratio of Expenses to Average Net Assets         0.75%      0.75%        0.75%             0.75%             0.75%        0.75%
Ratio of Net Investment Income to Average
 Net Assets                                     4.09%      3.81%        3.70%             3.60%             3.41%        3.43%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.39%      1.39%        1.41%             1.28%             1.11%        1.08%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                 3.45%      3.17%        3.04%             3.07%             3.05%        3.10%
Portfolio Turnover Rate                           12%        12%          33%               11%               13%          19%

-----------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    49
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Ohio Tax Free Fund  (CONTINUED)




                                                                                     Fiscal period         Fiscal year ended
                                               Fiscal year ended June 30,                ended               September 30,
CLASS C SHARES                               2009         2008         2007        June 30, 2006(1)        2005         2004
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 9.89       $10.07       $10.05            $10.32            $10.41       $10.44
                                            ------       ------       ------            ------            ------       ------
Investment Operations:
 Net Investment Income                        0.37         0.35         0.33              0.25              0.32         0.29
 Realized and Unrealized Gains (Losses)
  on Investments                             (0.13)       (0.15)        0.05             (0.26)            (0.05)        0.09
                                            ------       ------       ------            ------            ------       ------
 Total From Investment Operations             0.24         0.20         0.38             (0.01)             0.27         0.38
                                            ------       ------       ------            ------            ------       ------
Less Distributions:
 Dividends (from net investment income)      (0.37)       (0.35)       (0.34)            (0.25)            (0.32)       (0.31)
 Distributions (from net realized gains)        --        (0.03)       (0.02)            (0.01)            (0.04)       (0.10)
                                            ------       ------       ------            ------            ------       ------
 Total Distributions                         (0.37)       (0.38)       (0.36)            (0.26)            (0.36)       (0.41)
                                            ------       ------       ------            ------            ------       ------
Net Asset Value, End of Period              $ 9.76       $ 9.89       $10.07            $10.05            $10.32       $10.41
                                            ======       ======       ======            ======            ======       ======
Total Return(2)                               2.52%        2.00%        3.81%            (0.08)%            2.58%        3.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $  399       $  255       $  187            $  209            $  174       $  120
Ratio of Expenses to Average Net Assets       1.15%        1.15%        1.15%             1.15%             1.15%        1.15%
Ratio of Net Investment Income to Average
 Net Assets                                   3.68%        3.39%        3.29%             3.22%             3.01%        3.03%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                          1.79%        1.78%        1.90%             2.03%             1.86%        1.83%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)               3.04%        2.76%        2.54%             2.34%             2.30%        2.35%
Portfolio Turnover Rate                         12%          12%          33%               11%               13%          19%
-----------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                                     Fiscal period          Fiscal year ended
                                              Fiscal year ended June 30,                 ended                September 30,
CLASS Y SHARES                             2009          2008          2007        June 30, 2006(1)         2005          2004
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period     $ 10.01       $ 10.19       $ 10.17            $ 10.43           $ 10.53       $ 10.55
                                         -------       -------       -------            -------           -------       -------
Investment Operations:
 Net Investment Income                      0.42          0.41          0.41               0.30              0.38          0.38
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.10)        (0.15)         0.04              (0.25)            (0.05)         0.07
                                         -------       -------       -------            -------           -------       -------
 Total From Investment Operations           0.32          0.26          0.45               0.05              0.33          0.45
                                         -------       -------       -------            -------           -------       -------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.43)        (0.41)        (0.41)             (0.30)            (0.39)        (0.37)
 Distributions (from net realized
  gains)                                      --         (0.03)        (0.02)             (0.01)            (0.04)        (0.10)
                                         -------       -------       -------            -------           -------       -------
 Total Distributions                       (0.43)        (0.44)        (0.43)             (0.31)            (0.43)        (0.47)
                                         -------       -------       -------            -------           -------       -------
Net Asset Value, End of Period           $  9.90       $ 10.01       $ 10.19            $ 10.17           $ 10.43       $ 10.53
                                         =======       =======       =======            =======           =======       =======
Total Return(2)                             3.36%         2.63%         4.44%              0.49%             3.12%         4.42%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $44,783       $48,510       $42,223            $40,606           $41,104       $39,240
Ratio of Expenses to Average Net Assets     0.50%         0.50%         0.50%              0.50%             0.50%         0.50%
Ratio of Net Investment Income to
 Average Net Assets                         4.35%         4.06%         3.94%              3.85%             3.66%         3.68%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                        1.14%         1.14%         1.16%              1.03%             0.86%         0.82%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   3.71%         3.42%         3.28%              3.32%             3.30%         3.36%
Portfolio Turnover Rate                       12%           12%           33%                11%               13%           19%
-------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.


                                    50
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


Oregon Intermediate Tax Free Fund



                                                                                        Fiscal period      Fiscal year ended
                                                       Fiscal year ended June 30,           ended            September 30,
CLASS A SHARES                                          2009       2008      2007     June 30, 2006(1)      2005       2004
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $  9.68     $ 9.72    $ 9.78         $10.07          $10.30     $10.43
                                                      -------     ------    ------         ------          ------     ------
Investment Operations:
 Net Investment Income                                   0.36       0.35      0.37           0.27            0.36       0.37
 Realized and Unrealized Gains (Losses) on
  Investments                                            0.09      (0.02)    (0.02)         (0.25)          (0.19)     (0.05)
                                                      -------     ------    ------         ------          ------     ------
 Total From Investment Operations                        0.45       0.33      0.35           0.02            0.17       0.32
                                                      -------     ------    ------         ------          ------     ------
Less Distributions:
 Dividends (from net investment income)                 (0.36)     (0.36)    (0.37)         (0.27)          (0.36)     (0.37)
 Distributions (from net realized gains)                   --      (0.01)    (0.04)         (0.04)          (0.04)     (0.08)
                                                      -------     ------    ------         ------          ------     ------
 Total Distributions                                    (0.36)     (0.37)    (0.41)         (0.31)          (0.40)     (0.45)
                                                      -------     ------    ------         ------          ------     ------
Net Asset Value, End of Period                        $  9.77     $ 9.68    $ 9.72         $ 9.78          $10.07     $10.30
                                                      =======     ======    ======         ======          ======     ======
Total Return(2)                                          4.77%      3.39%     3.54%          0.16%           1.67%      3.20%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $10,963     $5,967    $7,895         $9,456          $9,356     $8,700
Ratio of Expenses to Average Net Assets                  0.85%      0.85%     0.85%          0.85%           0.85%      0.85%
Ratio of Net Investment Income to Average Net
 Assets                                                  3.70%      3.64%     3.71%          3.62%           3.56%      3.62%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                1.12%      1.12%     1.12%          1.11%           1.06%      1.05%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                              3.43%      3.37%     3.44%          3.36%           3.35%      3.42%
Portfolio Turnover Rate                                    19%        15%       43%            13%             20%        12%
----------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                      Fiscal period        Fiscal year ended
                                                    Fiscal year ended June 30,            ended              September 30,
CLASS Y SHARES                                     2009         2008       2007     June 30, 2006(1)       2005         2004
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $   9.68     $   9.72   $   9.78       $  10.07         $  10.30     $  10.43
                                                 --------     --------   --------       --------         --------     --------
Investment Operations:
 Net Investment Income                               0.37         0.37       0.38           0.28             0.38         0.39
 Realized and Unrealized Gains (Losses) on
  Investments                                        0.10        (0.03)     (0.02)         (0.25)           (0.19)       (0.05)
                                                 --------     --------   --------       --------         --------     --------
 Total From Investment Operations                    0.47         0.34       0.36           0.03             0.19         0.34
                                                 --------     --------   --------       --------         --------     --------

Less Distributions:
 Dividends (from net investment income)             (0.38)       (0.37)     (0.38)         (0.28)           (0.38)       (0.39)
 Distributions (from net realized gains)               --        (0.01)     (0.04)         (0.04)           (0.04)       (0.08)
                                                 --------     --------   --------       --------         --------     --------
 Total Distributions                                (0.38)       (0.38)     (0.42)         (0.32)           (0.42)       (0.47)
                                                 --------     --------   --------       --------         --------     --------
Net Asset Value, End of Period                   $   9.77     $   9.68   $   9.72       $   9.78         $  10.07     $  10.30
                                                 ========     ========   ========       ========         ========     ========
Total Return(2)                                      4.92%        3.54%      3.70%          0.28%            1.82%        3.35%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $119,959     $120,800   $109,357       $111,344         $133,613     $137,869
Ratio of Expenses to Average Net Assets              0.70%        0.70%      0.70%          0.70%            0.70%        0.70%
Ratio of Net Investment Income to Average Net
 Assets                                              3.84%        3.78%      3.86%          3.77%            3.71%        3.77%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 0.87%        0.87%      0.87%          0.86%            0.81%        0.80%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          3.67%        3.61%      3.69%          3.61%            3.60%        3.67%
Portfolio Turnover Rate                                19%          15%        43%            13%              20%          12%
------------------------------------------------------------------------------------------------------------------------------



(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.



                                    51
                    Prospectus - First American Tax Free Income Funds

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:
- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.
- American Strategic Income Portfolio Inc. II
- American Strategic Income Portfolio Inc. III

- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
                     THIS PAGE IS NOT PART OF THE PROSPECTUS

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330


--------------------------------------------------------------------------------

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION


More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-05309                                       PROTXFR  10/09

(FIRST AMERICAN FUNDS LOGO)



October 28, 2009            PROSPECTUS

                            First American Investment Funds, Inc.
                            ASSET CLASS - BOND FUNDS


U.S. GOVERNMENT


MORTGAGE FUND







Class A, Class B, Class C, Class R, and Class Y Shares




As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARY
   U.S. Government Mortgage Fund                                              2
MORE ABOUT THE FUND
   Investment Strategies, Risks and Other Investment Matters                  5
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                               7
   Managing Your Investment                                                  17
ADDITIONAL INFORMATION
   Management                                                                18
   Financial Highlights                                                      19
FOR MORE INFORMATION                                                 Back Cover





Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

Fund Summary
Introduction


        This section of the prospectus describes the objectives of the First American U.S. Government Mortgage Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.


        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL
        INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A
        SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY
        JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH
        JURISDICTION.

        THE FUND MAY BE OFFERED ONLY TO PERSONS IN THE UNITED STATES. THIS PROSPECTUS SHOULD NOT BE CONSIDERED A SOLICITATION OR OFFERING OF FUND SHARES OUTSIDE THE UNITED STATES.


                                       1
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Fund Summary
U.S. Government Mortgage Fund



IMPORTANT NOTICE REGARDING PROPOSED MERGER



The Board of Directors of First American Investment Funds, Inc. has approved the merger of U.S. Government Mortgage Fund into First American Intermediate Government Bond Fund. The merger must be approved by the shareholders of U.S. Government Mortgage Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders sometime during the fourth quarter of 2009. Until the merger is completed, U.S. Government Mortgage Fund will remain open for investment by both current and new shareholders.


OBJECTIVE

U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.


The fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities and residential and commercial mortgage-backed securities.


When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:

Active Management Risk. Due to its active management, the fund could underperform its benchmark or other mutual funds with similar objectives.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.


Derivative Instrument Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.


Income Risk. The fund's income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.


Mortgage- and Asset-Backed Securities Risk. These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.


Securities Lending Risk. The other party to a securities lending agreement could default on its obligations.


See "More About the Fund" for further discussion of these risks.



                                       2
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Fund Summary
U.S. Government Mortgage Fund continued




FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)

                                   (BAR CHART)


             0.69%      9.49%      7.34%      8.19%      2.19%      3.23%      1.90%      4.32%      4.33%     (3.92)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  September 30, 2001      4.39%
           Worst Quarter:
           Quarter ended  December 31, 2008      (3.30)%







                                                                                                                   Since
AVERAGE ANNUAL TOTAL RETURNS                          Inception            One          Five         Ten       Inception
AS OF 12/31/08(2)                                          Date           Year         Years       Years       (Class C)
------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage Fund
------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                          6/2/88       (7.99)%         1.05%        3.31%            N/A
------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                       (9.58)%        (0.54)%       1.47%            N/A
------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and
  sale of fund shares)                                                (5.17)%        (0.01)%       1.72%            N/A
------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                         5/11/95       (9.30)%         0.66%        2.96%            N/A
------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                         9/24/01       (5.56)%         1.17%         N/A            1.95%
------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                          6/7/94       (4.26)%         1.69%        3.60%            N/A
------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                          2/1/91       (3.67)%         2.19%        3.98%            N/A
------------------------------------------------------------------------------------------------------------------------
Barclays Capital Mortgage-Backed Securities
Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                                 8.34%          5.54%        6.04%           5.50%






(1)Total return for the period from 1/1/09 through 9/30/09 was 9.88%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index comprised of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.




                                       3
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Fund Summary
U.S. Government Mortgage Fund continued




FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.



------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                        CLASS A  CLASS B  CLASS C  CLASS R  CLASS Y
------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                               4.25%(2) 0.00%    None     None     None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      None(3)  5.00%    1.00%    None     None
------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.50%    0.50%    0.50%    0.50%    0.50%
  Distribution and/or Service (12b-1) Fees                          0.25%    1.00%    1.00%    0.50%    None
  Other Expenses                                                    0.48%    0.48%    0.48%    0.48%    0.48%
  Acquired Fund Fees and Expenses(4)                                0.01%    0.01%    0.01%    0.01%    0.01%
  Total Annual Fund Operating Expenses(5,6)                         1.24%    1.99%    1.99%    1.49%    0.99%
  Less Fee Waivers(7)                                              (0.28)%  (0.28)%  (0.28)%  (0.28)%  (0.28)%
  Net Expenses(7)                                                   0.96%    1.71%    1.71%    1.21%    0.71%
------------------------------------------------------------------------------------------------------------





EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. The examples assume that contractual fee waivers were in effect throughout the first year of each period (i.e., the entire one year period), but were discontinued for the balance of each period longer than one year. Although your actual costs and returns may differ, based on these assumptions your costs would be:




                                     CLASS B           CLASS B           CLASS C           CLASS C
                                    assuming       assuming no          assuming       assuming no
                                 redemption        redemption         redemption        redemption
                                   at end of         at end of         at end of         at end of
                   CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
One year            $  519            $  674            $  174            $  274            $  174        $  123        $   73
------------------------------------------------------------------------------------------------------------------------------
Three years         $  775            $  997            $  597            $  597            $  597        $  444        $  287
------------------------------------------------------------------------------------------------------------------------------
Five years          $1,051            $1,247            $1,047            $1,047            $1,047        $  787        $  520
------------------------------------------------------------------------------------------------------------------------------
Ten years           $1,838            $2,100            $2,100            $2,294            $2,294        $1,756        $1,188





(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.




(4)In addition to the operating expenses that the fund bears directly, the fund's shareholders indirectly bear the expenses of any other investment companies in which the fund invests.



(5)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended June 30, 2009, absent any expense reimbursements or fee waivers. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.



(6)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(7)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2010 so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively, for Class A,
   Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.



                                       4
                    PROSPECTUS - First American U.S. Government Mortgage Fund

More About the Fund
Investment Strategies, Risks and Other Investment Matters

OBJECTIVES

The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES

The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. This section provides more information about some of the fund's principal and non-principal investment strategies. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

U.S. Government Agency Securities. The U.S. Government agency securities in which the fund may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank
(FFCB), the U.S. Agency for International Development (U.S. AID), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the fund invests are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.




Effective Maturity. The fund attempts to maintain a specified weighted average effective maturity. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.




Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund's advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent the fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the fund are identified in the "Fund Summaries" section. These risks are described below.

Active Management Risk. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform its benchmark or other mutual funds with a similar investment objective.




Credit Risk. The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. While the fund invests primarily in U.S. government securities, which have historically involved little risk of loss of principal if held to maturity, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.



Derivative Investment Risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. For example, in a credit default swap, the advisor may not correctly evaluate the creditworthiness of the company or companies on which the swap is based. Furthermore, when the fund sells protection in a credit default swap, in addition to being subject to investment exposure on its total net assets, the


                                       5
                    PROSPECTUS - First American U.S. Government Mortgage Fund

More About the Fund
Investment Strategies, Risks and Other Investment Matters CONTINUED




fund is subject to investment exposure on the notional amount of the swap. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.



The fund may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.



Income Risk. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage-Backed Securities Risk" below), in lower-yielding securities.


Interest Rate Risk. Debt securities in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.


Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.



Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.



Securities Lending Risk. When the fund loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. If the borrower fails to return the loaned securities, the fund could suffer a loss if the value of the invested collateral is insufficient to purchase replacement securities.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.


                                       6
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).


The fund has authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on its behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."


Some financial intermediaries may charge a fee for helping you purchase, redeem or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund.

CHOOSING A SHARE CLASS


The fund issues its shares in five classes, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the fund, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.



Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, were allowed in Class B shares of the First American funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distribution in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged. Class B shareholders wishing to make additional investments in the funds' shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.


Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.


CLASS Y SHARES generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.


Class Share Overview


                                 Contingent Deferred
                Front-End Sales      Sales Charge        Annual 12b-1 Fees
                 Charge (FESC)          (CDSC)        (as a % of net assets)
----------------------------------------------------------------------------
Class A               4.25%(1)           None(2)               0.25%
Class B(3)            None               5.00%(4)              1.00%
Class C(5)            None               1.00%(6)              1.00%
Class R               None               None                  0.50%
Class Y               None               None                  None
----------------------------------------------------------------------------



(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.


(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.



(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."



(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.



(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.



Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (previously offered by certain First American funds), and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on


                                       7
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.


                                    Sales Charge
                          -------------------------------
                           As a %               As a %
                             of                 of Net
                          Offering              Amount
PURCHASE AMOUNT             Price              Invested
---------------------------------------------------------
Less than $50,000           4.25%                4.44%
$50,000 - $99,999           4.00%                4.17%
$100,000 - $249,999         3.50%                3.63%
$250,000 - $499,999         2.50%                2.56%
$500,000 - $999,999         2.00%                2.04%
$1 million and over         0.00%                0.00%



Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B (previously offered by certain First American funds), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts.   Concurrent and prior purchases by certain other
accounts of Class A, Class B (previously offered by certain First American funds), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.


Letter of Intent.   If you plan to make an aggregate investment of $50,000 or
more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the fund, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.


                                       8
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Purchasing Class A Shares Without a Sales Charge. The following persons may purchase the fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the fund.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the fund through "one-stop" mutual fund networks through which the fund is made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.


- group retirement and employee benefit plans.


In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.


You must notify the fund or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."


Class B Shares



Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments were allowed in Class B shares of the First American funds as described above under "Choosing a Share Class."



Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.



Year since
purchase of               CDSC as a % of the
original fund shares     value of your shares
---------------------------------------------
First                            5.00%
Second                           5.00%
Third                            4.00%
Fourth                           3.00%
Fifth                            2.00%
Sixth                            1.00%
Seventh                          0.00%
Eighth                           0.00%




The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.



Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."



Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased shares.


Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your

                                       9
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."


Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


Retirement Plan Availability of Class C Shares

Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American Funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

The fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The fund does not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the fund are designated as distribution fees and/or shareholder servicing fees, as described here.


                                     Annual 12b-1 Fees
                                    (as a percentage of
                                 average daily net assets)
                              ------------------------------
                                                 Shareholder
                              Distribution        Servicing
                                   Fee               Fee
------------------------------------------------------------
Class A                           None              0.25%
Class B                           0.75%             0.25%
Class C                           0.75%             0.25%
Class R                           0.25%             0.25%
Class Y                           None              None
------------------------------------------------------------



Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The fund's distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the fund. From this revenue, the distributor will pay financial intermediaries for the services they provide. The fund's advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:


                             Maximum Reallowance
                                  as a % of
Purchase Amount                Purchase Price
-------------------------------------------------
Less than $50,000                   4.00%
$50,000 - $99,999                   3.75%
$100,000 - $249,999                 3.25%
$250,000 - $499,999                 2.25%
$500,000 - $999,999                 1.75%
$1 million and over                 0.00%



Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the fund's distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.



                                       10
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


12b-1 Fees


The fund's distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of the fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.


The fund's distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The fund's distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The fund's distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares.


In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.


Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the fund to you. The intermediary may elevate the prominence or profile of the fund within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the fund in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summary" section of the prospectus because they are not paid by the fund.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the fund, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the fund's SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares


You can become a shareholder in the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.


The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the fund's distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the fund and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as

                                       11
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



applicable based on your share class, calculated after the fund's custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund, and mail both to:

REGULAR U.S. MAIL:           OVERNIGHT EXPRESS MAIL:
-------------------------    -------------------------
First American Funds         First American Funds
P.O. Box 3011                615 East Michigan Street
Milwaukee, WI 53201-3011     Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the fund reserves the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:
- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or
- through automatic monthly exchanges of your fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.


Redeeming Class A, Class B, and Class C Shares


When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The fund charges a $15 fee for wire redemptions, but has the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:           OVERNIGHT EXPRESS MAIL:
-------------------------    -------------------------
First American Funds         First American Funds
P.O. Box 3011                615 East Michigan Street
Milwaukee, WI 53201-3011     Milwaukee, WI 53202


Your request should include the following information:

- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.
- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the fund reserves the right to require a signature guarantee in other instances based on the circumstances of a particular situation.


                                       12
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the fund has your bank account information on file. If the fund does not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawal when you complete a new account form or by calling your financial intermediary.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.



Exchanging Class A, Class B, and Class C Shares


If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.
- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.


Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.


By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B, and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.


By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the fund's shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the fund must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the fund.

If the fund receives a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class R Shares. If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of

                                       13
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the fund by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the fund.

Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.
To exchange your shares, call your financial intermediary.
Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The fund generally calculates its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund does not calculate its NAV on national holidays, or any other days, on which the NYSE is closed for trading.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund's board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


                                       14
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Short-Term Trading of Fund Shares


The fund discourages purchases and redemptions of its shares in response to short-term fluctuations in the securities markets. The fund's board of directors has adopted policies and procedures designed to detect and deter short-term trading in the fund's shares that may disadvantage long-term fund shareholders. These policies are described below. The fund will not knowingly accommodate trading in the fund's shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in the fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of the fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of the fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of the fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The fund's advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of the fund are subject to monitoring. It is the policy of the fund to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into the fund or, alternatively, the fund may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between the fund and any other fund). In addition to the foregoing sanctions, the fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the fund may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the fund's short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with the fund for trading on behalf of its customers. The fund generally seeks to apply its short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the fund (or the fund's distributor) has entered into with intermediaries, the fund may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The fund will request that the intermediary provide additional account level detail (or participant level detail in the case of retirement plans) to the fund if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the fund will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the fund will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading

                                       15
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



policies and procedures, which may be more or less restrictive than the fund's policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

Once a telephone transaction had been placed, it cannot be canceled or modified.

It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.


If the fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.



An intermediary may apply its own procedures in attempting to comply with the fund's low balance account policy.


Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, if you redeem more than $250,000 of the fund's assets within a 30-day period, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund's portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.


                                       16
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from the fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The fund expects that, as a result of its investment objective and strategies, its distributions will consist primarily of ordinary income and that the distributions will not be treated as "qualified dividends" that are taxed at the same rates as long-term capital gains.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

More information about tax considerations that may affect the fund and its shareholders appears in the fund's SAI.


                                       17
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Additional Information
Management


FAF Advisors, Inc. is the fund's investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2009, FAF Advisors had more than $100 billion in assets under management, including investment company assets of more than $85 billion. As investment advisor, FAF Advisors manages the fund's business and investment activities, subject to the authority of the fund's board of directors.



The fund pays the investment advisor a monthly management fee for providing investment advisory services equal, on an annual basis, to 0.22% of the fund's average daily net assets, after taking into account any fee waivers, for the fund's most recently completed fiscal year.


A discussion regarding the basis for the board's approval of the fund's investment advisory agreement appears in the fund's annual report to shareholders for the fiscal year ended June 30, 2009.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the fund's investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:



Administration Services. FAF Advisors and its affiliate, U.S. Bancorp Fund Services, LLC (Fund Services), act as the fund's administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, the fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the fund may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.


Custody Services. U.S. Bank provides custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of the fund's average daily net assets.




Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the fund's distributor.

Securities Lending Services. In connection with lending its portfolio securities, the fund pays fees to U.S. Bank of up to 25% of the fund's net income from these securities lending transactions. In addition, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of the fund's average daily net assets.


Transfer Agency Services. Fund Services provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the fund. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the fund may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the fund's distributor as well as other payments from the fund's distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."

PORTFOLIO MANAGEMENT


The portfolio managers primarily responsible for the fund's management are:





Chris J. Neuharth, CFA, Senior Fixed-Income Portfolio Manager. Mr. Neuharth has served as the primary portfolio manager for the fund since September 2001. He entered the financial services industry in 1981 and rejoined FAF Advisors in 2000.



Jason J. O'Brien, CFA, Fixed-Income Portfolio Manager. Mr. O'Brien has co-managed the fund since October 2001. He entered the financial services industry when he joined FAF Advisors in 1993.



The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.



                                       18
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Additional Information
Financial Highlights


The tables that follow present performance information about the Class A, Class B, Class C, Class R, and Class Y shares of the fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


U.S. Government Mortgage Fund





                                                                                        Fiscal period           Fiscal year ended
                                                 Fiscal year ended June 30,                 ended                 September 30,
CLASS A SHARES                              2009(1)       2008(1)       2007(1)      June 30, 2006(1,2)       2005(1)       2004(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.14      $  10.22      $  10.18           $  10.53           $  10.72      $  10.89
                                            -------      --------      --------           --------           --------      --------
Investment Operations:
 Net Investment Income                         0.50          0.47          0.46               0.33               0.41          0.38
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.34)        (0.07)         0.05              (0.32)             (0.14)        (0.09)
                                            -------      --------      --------           --------           --------      --------
 Total From Investment Operations              0.16          0.40          0.51               0.01               0.27          0.29
                                            -------      --------      --------           --------           --------      --------
Less Distributions:
 Dividends (from net investment income)       (0.52)        (0.48)        (0.47)             (0.36)             (0.46)        (0.46)
 Distributions (from net realized gains)         --            --            --                 --                 --            --
                                            -------      --------      --------           --------           --------      --------
 Total Distributions                          (0.52)        (0.48)        (0.47)             (0.36)             (0.46)        (0.46)
                                            -------      --------      --------           --------           --------      --------
Net Asset Value, End of Period              $  9.78      $  10.14      $  10.22           $  10.18           $  10.53      $  10.72
                                            =======      ========      ========           ========           ========      ========
Total Return(3)                                1.74%         3.90%         5.07%              0.09%              2.59%         2.74%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $10,149      $ 11,295      $ 13,785           $ 16,059           $ 24,504      $ 32,815
Ratio of Expenses to Average Net Assets        0.95%         0.95%         0.95%              0.95%              0.95%         0.95%
Ratio of Net Investment Income to Average
 Net Assets                                    5.10%         4.60%         4.41%              4.27%              3.80%         3.53%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.23%         1.18%         1.16%              1.11%              1.08%         1.05%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                4.82%         4.37%         4.20%              4.11%              3.67%         3.43%
Portfolio Turnover Rate                         331%          325%          303%               220%               251%          127%
-----------------------------------------------------------------------------------------------------------------------------------

(1)Per share data calculated using average shares outstanding method.
(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from
   September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                        Fiscal period          Fiscal year ended
                                                 Fiscal year ended June 30,                 ended                 September 30,
CLASS B SHARES                              2009(1)       2008(1)       2007(1)      June 30, 2006(1,2)       2005(1)      2004(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.16      $  10.24      $  10.20           $  10.54           $  10.74      $  10.90
                                            -------      --------      --------           --------           --------      --------
Investment Operations:
 Net Investment Income                         0.42          0.40          0.38               0.27               0.33          0.30
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.34)        (0.08)         0.05              (0.31)             (0.15)        (0.08)
                                            -------      --------      --------           --------           --------      --------
 Total From Investment Operations              0.08          0.32          0.43              (0.04)              0.18          0.22
                                            -------      --------      --------           --------           --------      --------
Less Distributions:
 Dividends (from net investment income)       (0.44)        (0.40)        (0.39)             (0.30)             (0.38)        (0.38)
 Distributions (from net realized gains)         --            --            --                 --                 --            --
                                            -------      --------      --------           --------           --------      --------
 Total Distributions                          (0.44)        (0.40)        (0.39)             (0.30)             (0.38)        (0.38)
                                            -------      --------      --------           --------           --------      --------
Net Asset Value, End of Period              $  9.80      $  10.16      $  10.24           $  10.20           $  10.54      $  10.74
                                            =======      ========      ========           ========           ========      ========
Total Return(3)                                0.98%         3.12%         4.26%             (0.38)%             1.72%         2.02%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $ 3,014      $  3,737      $  4,920           $  6,595           $  7,926      $  9,155
Ratio of Expenses to Average Net Assets        1.70%         1.70%         1.70%              1.70%              1.70%         1.70%
Ratio of Net Investment Income to Average
 Net Assets                                    4.36%         3.86%         3.66%              3.52%              3.05%         2.79%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.98%         1.93%         1.91%              1.86%              1.83%         1.80%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                4.08%         3.63%         3.45%              3.36%              2.92%         2.69%
Portfolio Turnover Rate                         331%          325%          303%               220%               251%          127%
-----------------------------------------------------------------------------------------------------------------------------------

(1)Per share data calculated using average shares outstanding method.
(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from
   September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.





                                       19
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Additional Information
Financial Highlights continued



U.S. Government Mortgage Fund  (CONTINUED)




                                                                                        Fiscal period           Fiscal year ended
                                                 Fiscal year ended June 30,                 ended                 September 30,
CLASS C SHARES                              2009(1)       2008(1)       2007(1)      June 30, 2006(1,2)       2005(1)       2004(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.10      $  10.18      $  10.15           $  10.49           $  10.68      $  10.84
                                            -------      --------      --------           --------           --------      --------
Investment Operations:
 Net Investment Income                         0.42          0.40          0.38               0.27               0.33          0.30
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.33)        (0.08)         0.04              (0.31)             (0.14)        (0.09)
                                            -------      --------      --------           --------           --------      --------
 Total From Investment Operations              0.09          0.32          0.42              (0.04)              0.19          0.21
                                            -------      --------      --------           --------           --------      --------
Less Distributions:
 Dividends (from net investment income)       (0.45)        (0.40)        (0.39)             (0.30)             (0.38)        (0.37)
 Distributions (from net realized gains)         --            --            --                 --                 --            --
                                            -------      --------      --------           --------           --------      --------
 Total Distributions                          (0.45)        (0.40)        (0.39)             (0.30)             (0.38)        (0.37)
                                            -------      --------      --------           --------           --------      --------
Net Asset Value, End of Period              $  9.74      $  10.10      $  10.18           $  10.15           $  10.49      $  10.68
                                            =======      ========      ========           ========           ========      ========
Total Return(3)                                0.99%         3.14%         4.19%             (0.38)%             1.82%         2.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $ 2,120      $  2,259      $  3,077           $  5,127           $  6,585      $ 10,520
Ratio of Expenses to Average Net Assets        1.70%         1.70%         1.70%              1.70%              1.70%         1.70%
Ratio of Net Investment Income to Average
 Net Assets                                    4.36%         3.86%         3.67%              3.52%              3.05%         2.79%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.98%         1.93%         1.91%              1.86%              1.83%         1.80%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                4.08%         3.63%         3.46%              3.36%              2.92%         2.69%
Portfolio Turnover Rate                         331%          325%          303%               220%               251%          127%
-----------------------------------------------------------------------------------------------------------------------------------

(1)Per share data calculated using average shares outstanding method.
(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from
   September 30 to June 30. All ratios for the period have been annualized, except return and portfolio turnover.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                        Fiscal period           Fiscal year ended
                                                 Fiscal year ended June 30,                 ended                 September 30,
CLASS R SHARES(1)                           2009(2)       2008(2)       2007(2)      June 30, 2006(2,3)       2005(2)       2004(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.12      $  10.21      $  10.17           $  10.51           $  10.72      $  10.85
                                            -------      --------      --------           --------           --------      --------
Investment Operations:
 Net Investment Income                         0.47          0.46          0.43               0.31               0.37          0.39
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.34)        (0.10)         0.06              (0.31)             (0.14)        (0.10)
                                            -------      --------      --------           --------           --------      --------
 Total From Investment Operations              0.13          0.36          0.49               0.00               0.23          0.29
                                            -------      --------      --------           --------           --------      --------
Less Distributions:
 Dividends (from net investment income)       (0.49)        (0.45)        (0.45)             (0.34)             (0.44)        (0.42)
 Distributions (from net realized gains)         --            --            --                 --                 --            --
                                            -------      --------      --------           --------           --------      --------
 Total Distributions                          (0.49)        (0.45)        (0.45)             (0.34)             (0.44)        (0.42)
                                            -------      --------      --------           --------           --------      --------
 Net Asset Value, End of Period             $  9.76      $  10.12      $  10.21           $  10.17           $  10.51      $  10.72
                                            =======      ========      ========           ========           ========      ========
Total Return(4)                                1.49%         3.54%         4.82%              0.04%              2.18%         2.74%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $ 2,386      $  1,585      $    204           $      7           $      3      $      1
Ratio of Expenses to Average Net Assets        1.20%         1.20%         1.20%              1.20%              1.20%         0.95%
Ratio of Net Investment Income to Average
 Net Assets                                    4.87%         4.44%         4.17%              4.04%              3.42%         3.58%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.48%         1.43%         1.41%              1.51%              1.48%         1.05%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                4.59%         4.21%         3.96%              3.73%              3.14%         3.48%
Portfolio Turnover Rate                         331%          325%          303%               220%               251%          127%
-----------------------------------------------------------------------------------------------------------------------------------

(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(2)Per share data calculated using average shares outstanding method.
(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from
   September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)Total return would have been lower had certain expenses not been waived.





                                       20
                    PROSPECTUS - First American U.S. Government Mortgage Fund

Additional Information
Financial Highlights continued




U.S. Government Mortgage Fund  (CONTINUED)




                                                                                        Fiscal period           Fiscal year ended
                                                 Fiscal year ended June 30,                 ended                 September 30,
CLASS Y SHARES                              2009(1)       2008(1)       2007(1)      June 30, 2006(1,2)       2005(1)       2004(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.14      $  10.22      $  10.19           $  10.53           $  10.73      $  10.89
                                            -------      --------      --------           --------           --------      --------
Investment Operations:
 Net Investment Income                         0.52          0.50          0.48               0.35               0.43          0.41
 Realized and Unrealized Gains (Losses)
  on Investments                              (0.34)        (0.08)         0.05              (0.31)             (0.14)        (0.08)
                                            -------      --------      --------           --------           --------      --------
 Total From Investment Operations              0.18          0.42          0.53               0.04               0.29          0.33
                                            -------      --------      --------           --------           --------      --------
Less Distributions:
 Dividends (from net investment income)       (0.54)        (0.50)        (0.50)             (0.38)             (0.49)        (0.49)
 Distributions (from net realized gains)         --            --            --                 --                 --            --
                                            -------      --------      --------           --------           --------      --------
 Total Distributions                          (0.54)        (0.50)        (0.50)             (0.38)             (0.49)        (0.49)
                                            -------      --------      --------           --------           --------      --------
Net Asset Value, End of Period              $  9.78      $  10.14      $  10.22           $  10.19           $  10.53      $  10.73
                                            =======      ========      ========           ========           ========      ========
Total Return(3)                                2.00%         4.16%         5.23%              0.38%              2.75%         3.09%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $96,256      $123,436      $133,960           $140,407           $158,230      $171,143
Ratio of Expenses to Average Net Assets        0.70%         0.70%         0.70%              0.70%              0.70%         0.70%
Ratio of Net Investment Income to Average
 Net Assets                                    5.35%         4.85%         4.66%              4.52%              4.05%         3.79%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           0.98%         0.93%         0.91%              0.86%              0.83%         0.80%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                5.07%         4.62%         4.45%              4.36%              3.92%         3.69%
Portfolio Turnover Rate                         331%          325%          303%               220%               251%          127%
-----------------------------------------------------------------------------------------------------------------------------------





(1)Per share data calculated using average shares outstanding method.



(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.



                                       21
                    PROSPECTUS - First American U.S. Government Mortgage Fund

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

-  First American Funds, Inc.                  -  American Select Portfolio Inc.
-  First American Investment Funds, Inc.       -  American Municipal Income Portfolio Inc.
-  First American Strategy Funds, Inc.         -  Minnesota Municipal Income Portfolio Inc.
-  American Strategic Income Portfolio Inc.    -  First American Minnesota Municipal Income Fund II, Inc.
-  American Strategic Income Portfolio Inc. II -  American Income Fund, Inc
-  American Strategic Income Portfolio Inc.
   III


                               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
                     THIS PAGE IS NOT PART OF THE PROSPECTUS

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330


--------------------------------------------------------------------------------

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION


More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the fund's most recent annual or semiannual reports or the SAI, request other information about the fund, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the fund at the address below. Annual or semiannual reports and the SAI are also available on the fund's Internet site.

Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



SEC file number:  811-05309                                        PROUSG  10/09

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 28, 2009

           TAX FREE FUNDS                                BOND FUNDS
        ARIZONA TAX FREE FUND                          CORE BOND FUND
      CALIFORNIA TAX FREE FUND                      HIGH INCOME BOND FUND
       COLORADO TAX FREE FUND                INFLATION PROTECTED SECURITIES FUND
     INTERMEDIATE TAX FREE FUND               INTERMEDIATE GOVERNMENT BOND FUND
MINNESOTA INTERMEDIATE TAX FREE FUND             INTERMEDIATE TERM BOND FUND
       MINNESOTA TAX FREE FUND                      SHORT TERM BOND FUND
       MISSOURI TAX FREE FUND                      TOTAL RETURN BOND FUND
       NEBRASKA TAX FREE FUND                   U.S. GOVERNMENT MORTGAGE FUND
         OHIO TAX FREE FUND
  OREGON INTERMEDIATE TAX FREE FUND
         SHORT TAX FREE FUND
            TAX FREE FUND

     This Statement of Additional Information ("SAI") relates to the Class A, Class B, Class C, Class R, and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This SAI is not a prospectus, but should be read in conjunction with the current Prospectuses dated October 28, 2009. The financial statements included as part of the Funds' Annual Reports to shareholders for the fiscal period ended June 30, 2009 for all Funds are incorporated by reference into this SAI. This SAI is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this SAI for future reference.

                      NOTE REGARDING PROPOSED FUND MERGERS

     The Board of Directors of FAIF has approved the merger of Arizona Tax Free Fund into Tax Free Fund and the merger of U.S. Government Mortgage Fund into Intermediate Government Bond Fund. The mergers must be approved by the shareholders of Arizona Tax Free Fund and U.S. Government Mortgage Fund, respectively. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders sometime during the fourth quarter of 2009. Until the mergers are completed, Arizona Tax Free Fund and U.S. Government Mortgage Fund will remain open for investment by both current and new shareholders.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION .....................................................      1
ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS ......................      2
   Asset-Backed Securities ..............................................      2
   Asset Coverage Requirements ..........................................      2
   Collateralized Debt Obligations ......................................      3
   Corporate Debt Securities ............................................      3
   Debt Obligations Rated Less Than Investment Grade ....................      3
   Derivatives ..........................................................      4
   Dollar Rolls .........................................................     12
   Equity Securities ....................................................     12
   Foreign Securities ...................................................     13
   Guaranteed Investment Contracts ......................................     15
   Inflation Protected Securities .......................................     15
   Lending of Portfolio Securities ......................................     16
   Mortgage-Backed Securities ...........................................     17
   Municipal Bonds and Other Municipal Obligations ......................     20
   Other Investment Companies ...........................................     22
   Participation Interests ..............................................     22
   Payment-In-Kind Debentures and Delayed Interest Securities ...........     22
   Real Estate Investment Trust ("REIT") Securities .....................     22
   Repurchase Agreements ................................................     23
   Royalty Trusts .......................................................     23
   Short-Term Temporary Investments .....................................     24
   Temporary Taxable Investments ........................................     24
   Trust Preferred Securities ...........................................     25
   U.S. Government Securities ...........................................     25
   Variable, Floating, and Fixed Rate Debt Obligations ..................     26
   When-Issued and Delayed Delivery Transactions ........................     26
   Zero Coupon and Step Coupon Securities ...............................     27
   Special Factors Affecting Single State Tax Free Funds ................     27
INVESTMENT RESTRICTIONS .................................................     45
FUND NAMES ..............................................................     47
PORTFOLIO TURNOVER ......................................................     48
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     48
   Public Disclosure ....................................................     48
   Nonpublic Disclosure .................................................     48
DIRECTORS AND EXECUTIVE OFFICERS ........................................     50
   Independent Directors ................................................     50
   Executive Officers ...................................................     51
   Standing Committees of the Board of Directors ........................     53
   Fund Shares Owned by the Directors ...................................     54
   Compensation .........................................................     55
   Sales Loads ..........................................................     56
CODE OF ETHICS ..........................................................     56

PROXY VOTING POLICIES ...................................................     56
INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS ....................     56
   Investment Advisor ...................................................     56
   Additional Payments to Financial Intermediaries ......................     58
   Administrator ........................................................     61
   Transfer Agent .......................................................     62
   Distributor ..........................................................     63
   Custodian and Independent Registered Public Accounting Firm ..........     66
PORTFOLIO MANAGERS ......................................................     67
   Other Accounts Managed ...............................................     67
   Compensation .........................................................     68
   Ownership of Fund Shares .............................................     69
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE ......................     70
CAPITAL STOCK ...........................................................     73
NET ASSET VALUE AND PUBLIC OFFERING PRICE ...............................     84
TAXATION ................................................................     87
ADDITIONAL INFORMATION ABOUT CERTAIN SHAREHOLDER SERVICES ...............     89
   Reducing Class A Sales Charges .......................................     89
   Sales of Class A Shares at Net Asset Value ...........................     89
   Class A Shares Reinvestment Right ....................................     90
   Redeeming Shares by Telephone ........................................     90
   Redeeming Shares by Mail .............................................     90
   Receipt of Orders by Financial Intermediaries ........................     91
   Redemptions Before Purchase Instruments Clear ........................     91
   Research Requests ....................................................     91
FINANCIAL STATEMENTS ....................................................     91
APPENDIX A - RATINGS ....................................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    B-1

                               GENERAL INFORMATION

     First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

     FAIF is organized as a series fund and currently issues its shares in 40 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information ("SAI") relates are named on the cover. These series are referred to in this SAI as the "Funds."

     For purposes of this SAI, "Bond Funds" and "Tax Free Funds" shall consist of the Funds identified as such on the cover of this SAI. The Funds are open-end management investment companies and, except for the Tax Free Funds (other than Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund), are diversified investment companies. The Tax Free Funds (other than Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund) are non-diversified investment companies.

     Shareholders may purchase shares of each Fund through four separate classes, Class A, Class C (except certain Bond Funds and certain Tax Free Funds), Class R (except for certain Bond Funds and the Tax Free Funds), and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

     This SAI may also refer to affiliated investment companies, including:
First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); Mount Vernon Securities Lending Trust (the "Mount Vernon Trust"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

     The principal investment strategies of each Fund are set forth in that Fund's Prospectus. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

     If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

ASSET-BACKED SECURITIES

     The Bond Funds, other than High Income Bond Fund, may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

ASSET COVERAGE REQUIREMENTS

     To the extent required by Securities and Exchange Commission ("SEC") guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund's books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

COLLATERALIZED DEBT OBLIGATIONS

     Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in Collateralized Debt Obligations ("CDOs") as a principal investment strategy. High Income Bond Fund, Inflation Protected Securities Fund, and Intermediate Government Bond Fund may invest in such securities as a non-principal investment strategy. Similar to CMOs described below under "--Mortgage-Backed Securities," CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

CORPORATE DEBT SECURITIES

     The Bond Funds, other than U.S. Government Mortgage Fund, may invest in corporate debt securities as a principal investment strategy. U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. The Tax Free Funds may invest in such securities only to the extent described below under "--Temporary Taxable Investments." Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and the Tax Free Funds may invest in both investment grade and non-investment grade debt obligations as principal investment strategies. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund and the Tax Free Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by FAF Advisors, Inc., the Funds' investment advisor ("FAF Advisors" or the "Advisor"). Core Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

DERIVATIVES

     Each Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

     The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), to manage the effective duration of a Fund's portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund's performance.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency's balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund's initial investment in the derivative. As discussed above under "--Asset Coverage Requirements," a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily mark-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

     The particular derivative instruments the Funds can use are described below. A Fund's portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund's investment objective and are permissible under applicable regulations governing the Fund.

     FUTURES AND OPTIONS ON FUTURES

     The Funds may engage in futures transactions as a principal investment strategy. The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices (but only with respect to Inflation Protected Securities
Fund), (5) foreign currencies (but only with respect to Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond
Fund), (6) stock indices, and (7) individual stocks. The Funds also may buy and write options on the futures contracts in which they may invest ("futures options") and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write options and straddles which are "covered." This means that, when writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a "financial instrument") for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant ("FCM"), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See "--Asset Coverage Requirements" above.

     A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under "--Options Transactions").

     Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FAIF, on behalf of each of its series, has claimed such an exclusion. Thus, each Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures transactions. See "Taxation."

     Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

     If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

     Successful use of futures by the Funds also is subject to the Advisor's ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

     FORWARD CURRENCY CONTRACTS AND OTHER FOREIGN CURRENCY TRANSACTIONS

     Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.

     The following summarizes the principal currency management strategies involving forward contracts that may be used by Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund. These Funds also may use currency futures contracts and option thereon (see "--Futures and Options on Futures" above), put and call options on foreign currencies (see "--Options Transactions" below) and currency swaps (see "--Swap Transactions" below) for the same purposes.

     Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a "transaction hedge." A transaction hedge will protect a Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Advisor. This strategy is sometimes referred to as "anticipatory hedging."

     Position Hedges. A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a "position hedge." When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a "cross hedge."

     Shifting Currency Exposure. A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

     Risks Associated with Forward Currency Transactions. The Advisor's decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

     OPTIONS TRANSACTIONS

     To the extent set forth below, the Funds may purchase put and call options on specific securities (including groups or "baskets" of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, Inflation Protected Securities Fund may write put and call options on such financial instruments. Options on futures contracts are discussed above under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, the Bond Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as "anticipatory hedging." The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Interest Rates and Indices. As principal investment strategies, the Bond Funds (other than Intermediate Government Bond Fund) may purchase put and call options on interest rates and on stock and bond indices. The Tax Free Funds may purchase such options as non-principal investment strategies. Inflation Protected Securities Fund also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

     Options on Currencies. Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may purchase put and call options on foreign currencies as a principal investment strategy. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

     Writing Options--Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

     Inflation Protected Securities Fund will write options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     When a fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If Inflation Protected Securities Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased.

     With respect to options written by Inflation Protected Securities Fund, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     SWAP TRANSACTIONS

     The Bond Funds (other than Intermediate Government Bond Fund) may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars as a principal investment strategy. These Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps. The Tax-Free Funds may enter into interest rate caps, floors and collars as a non-principal investment strategy.

     A Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor. See "--Asset Coverage Requirements" above.

     Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

     Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

     Total Return Swaps. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

     Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a "short" position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

     As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

     If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under "--Risks Associated with Swap Transactions."

     Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Funds may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

DOLLAR ROLLS

     The Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Total Return Bond Fund may do so as a principal investment strategy. During the period between the sale and repurchase (the "roll period"), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

EQUITY SECURITIES

     As non-principal investment strategies, High Income Bond Fund and Total Return Bond Fund may generally invest in equity securities and each other Bond Fund may invest in certain equity securities, as described below.

     Common Stock and Partnership Units. As a non-principal investment strategy, High Income Bond Fund and Total Return Bond Fund may invest in common stock and master limited partnership (MLP) and other partnership units. The Advisor anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Fund invests may underperform the market or may not pay dividends as anticipated.

     A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

     An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

     Preferred Stock. The Bond Funds other than Intermediate Government Bond Fund, Short Term Bond Fund, and U.S. Government Mortgage Fund, may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

     Convertible Securities. The Bond Funds, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Bond Funds as soon as practicable in an orderly manner (except that the Bond Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

FOREIGN SECURITIES

     General. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in foreign securities as a principal investment strategy.

     Core Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund each may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and

(iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, up to 20% of the net assets of Inflation Protected Securities Fund, 20% of the total assets of Total Return Bond Fund, and 10% of the total assets of Core Bond Fund and Short Term Bond Fund may be invested in non-dollar denominated foreign securities.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

     In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

     Emerging Markets. Core Bond Fund, High Income Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Inflation Protected Securities Fund and Intermediate Term Bond Fund may invest in such securities as a non-principal investment strategy. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     Depositary Receipts. The Funds' investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

     Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

     Brady Bonds. High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk." If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.

GUARANTEED INVESTMENT CONTRACTS

     Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs") as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

INFLATION PROTECTED SECURITIES

     Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though the Fund does not receive its principal until maturity.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, as a principal investment strategy, each of the Bond Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the

Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

     U.S. Bank, N.A. acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank receives fees up to 25% of each Fund's net income from securities lending transactions. For each Fund, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of such fund's average daily net assets.

MORTGAGE-BACKED SECURITIES

     The Bond Funds other than High Income Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below.

     Agency Pass-Through Certificates. Agency pass-through certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an agency pass-through certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie
Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency pass-through certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by agency pass-through certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings.

Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs"). Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. A Fund will invest only in CMOs that are rated within the rating categories in which the Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

     Adjustable Rate Mortgage Securities ("ARMS"). The Bond Funds may invest in ARMS as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

     The Tax Free Funds invest principally in municipal bonds and other municipal obligations. The Bond Funds may invest in such securities as a non-principal investment strategy. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs"), construction loan notes, tax free commercial paper, and tax free participation certificates.

     Municipal Bonds. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

     Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

     Refunded Bonds. The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

     Municipal Leases and Certificates of Participation. The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

     Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

     In light of these concerns, the Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

     Derivative Municipal Securities. The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

     The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Tax Free Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under "--Inverse Floating Rate Municipal Obligations."

     Tender Option Bonds ("TOBs"). TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider's short-term rating and the underlying bond's long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

     Variable Rate Demand Notes ("VRDNs"). VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

     Inverse Floating Rate Municipal Obligations. The Tax Free Funds, as a principal investment strategy, may invest up to 10% of their total assets in inverse floating rate municipal obligations. The Bond Funds may invest in such obligations as a non-principal investment strategy. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

OTHER INVESTMENT COMPANIES

     Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds ("ETFs"). Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund's total assets with respect to any one investment company; and 10% of a Fund's total assets in the aggregate. The Funds will only invest in other investment companies that invest in Fund-eligible investments. A Fund's investments in other investment companies may include money market mutual funds, including money market funds advised by the Advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

     If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund's expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted, which could result in the ETF being more volatile.

PARTICIPATION INTERESTS

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's or Fitch or D by Standard & Poor's.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

     High Income Bond Fund, Total Return Bond Fund, and the Tax Free Funds, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs") or may be delayed ("delayed interest securities"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by a Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

     Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

     High Income Bond Fund may invest in securities of real estate investment trusts as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

     The Fund's investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

     The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, a Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Fund's ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

     The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

ROYALTY TRUSTS

     The Bond Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called "unit holders") with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

SHORT-TERM TEMPORARY INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Advisor.

     Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDOs") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

TEMPORARY TAXABLE INVESTMENTS

     The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the U.S.

government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's, F1 by Fitch or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor's or Fitch or Baa3 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the U.S. government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

TRUST PREFERRED SECURITIES

     The Bond Funds may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. GOVERNMENT SECURITIES

     The Bond Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. High Income Bond Fund and the Tax Free Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

     - obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

     U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

     The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage

Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" above for a description of these securities and the Funds that may invest in them.

VARIABLE, FLOATING, AND FIXED RATE DEBT OBLIGATIONS

     The debt obligations in which the Funds invest as either a principal or non-principal investment strategy may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Advisor must correctly assess probable movements in interest rates. If the Advisor incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

     Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each Fund may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

     The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

     When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

ZERO COUPON AND STEP COUPON SECURITIES

     Core Bond Fund, Intermediate Term Bond Fund, and the Tax Free Funds may invest in zero coupon and step coupon securities as a principal investment strategy. Each other Bond Fund may do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

     As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this SAI. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

     The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy. The current global credit crisis, difficulties in the real estate market and signs of global recession have eroded confidence on Wall Street and among consumers. Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad and additional threats of terrorism in the United States. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments.

     ARIZONA. Between 2000 and 2008, Arizona's population increased approximately 29.2% to almost 6.6 million, which makes Arizona the 16th most populous state in the United States. From 2000-2008, Maricopa County, the State's most populous county, experienced approximately 29.8% growth to a population of almost 4 million. Within Maricopa County is the City of Phoenix, Arizona's largest city and the fifth largest city in the United States. However, population growth has slowed to the lowest rate in the past five decades. According to the U.S. Census Bureau, Arizona's population grew by approximately 2.3% in 2008 and is estimated to grow approximately 1.7% in 2009. Additionally, because the State has a significant winter tourist and part-time resident population, the statewide population tends to fluctuate seasonally. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It may also limit the diversity of these bonds.

     As growth in the mining and agricultural sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance, and real estate. Many of the State's export industries -- those that bring money into the region from outside --are tied to business spending. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services. High-tech industries include electronics, instruments, aircraft, space vehicles and communications. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence. Arizona's seasonally adjusted unemployment rate was 9.1% in September 2009, up 54% from a rate of 5.9% in September 2008, and up approximately 240% from the historical low of 3.8% in September 2007. In its October 2009 report, the Arizona Department of Commerce Research Administration's (ADCRA's) updated forecast projects nonfarm job losses for both 2009 and 2010. A total of more than 195,800 (7.5%) nonfarm jobs are expected to be lost over the two year period. Although projected job losses for 2009 have increased from ADCRA's April forecast, the projected losses in 2010 have decreased as the result of a gradually improving economy. The updated projected rate of loss for Arizona in 2009 is 6.8% and 0.7% for 2010. The nation, however, is forecast to have a slower rate of job loss of 3.7% in 2009 and 0.5% in 2010.


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     Arizona's gross domestic product ("GDP") was $210 billion in 2008, making
Arizona the 17th largest state economy. However, Arizona's growth rate of -0.6% ranked 43rd in the United States in 2008. ADCRA's forecast noted that the bursting of the housing bubble and ensuing financial crisis caused substantial damage to Arizona's economy. Construction was a significant economic driver of Arizona employment during the housing boom in 2001-06. In June 2006, Arizona construction employment reached its historical peak, and the share of total nonfarm employment held by construction was noticeably higher in Arizona (9.5%) in comparison to the nation (5.6%). As the housing bubble burst in 2006, the share of construction employment in Arizona began to fall, reaching 5.8% in August 2009 compared to the nation at 4.7%. Along with Nevada, California and Florida, Arizona has experienced significant economic decline including job losses, home price devaluation and rising home mortgage foreclosures. Compounding the effects of the housing collapse and the resulting downturn in Arizona's economy is the use of income by businesses and consumers to reduce debt, instead of purchasing goods and services. According to ADCRA, recent trends have shown increasing stabilization in the U.S. and global economies. These include increased orders for manufactured goods; a rise in the overall capacity utilization rate; an uptick of national housing starts and sales; a greater willingness to lend by financial institutions; and a leveling of world trade. All these trends are expected to have a positive impact on Arizona's economy, however ADCRA still forecasts growth rates to be slow for several reasons, including moderate business and consumer spending; risk of further credit losses due to deteriorating performance of commercial real estate loans; an expected slowdown in population growth due to the challenging housing market; and a slow recovery in tourism due to weakness in the U.S. and global economies.

     The General Fund budget for the State for each fiscal year ("FY") is required by law to be balanced, with planned expenditures being no higher than anticipated revenues and other available funds. In Arizona, on average, around 88% of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10% even in robust years. Since most of the State's tax revenues come from volatile sources - sales and individual income taxes - the result is often fiscal stress during times of recession. Like many other state governments, Arizona faced substantial budget deficits in FY 2002 through FY 2004. In 2006, however, revenues resulted in a budget balance that was positive at more than $1 billion due to a strong 2006 Arizona economy. However, changing economic conditions resulted in an actual 2008 budget deficit of approximately $1.2 billion. The FY 2009 budget had a deficit of $1.73 billion, which was closed primarily with spending cuts, while the projected FY 2010 budget shortfall is approximately $3 billion. As of June 2009, the Arizona Legislature and Arizona Governor Jan Brewer had not come to any final agreement on how to close this budget gap. The Governor's Office predicted the use of photo-enforcement cameras on freeways and highways would bring $90 million into the state's General Fund during FY 2009. However, by the end of 2008, it was announced that fees from all photo radar tickets issued totaled approximately $7.3 million. State agencies have been required by the Arizona Legislature to draft proposals to reduce budgets up to 20%. Proposals for balancing the Arizona budget include privatizing state operated prison and healthcare facilities. As of April 2009, however, year-to-date General Fund revenue collections were $621.3 million, which was 18.6% below the forecasted amount. This amount included $59.2 million in budgeted fund transfers directed by the Legislature during a Special Session in January 2009. Excluding these transfers, April 2009 collections, which include individual state income tax collections, were 47.9% below the prior year, and $505.9 million below the January 2009 revised budget forecast. Through April 2009, FY 2009 revenues were 9.4% below the revised January 2009 forecast. This means that the FY 2009 budget shortfall may increase, even though the Arizona Legislature has already mandated additional spending cuts. Arizona has requested assistance pursuant to the federal economic stimulus package, and in May 2009, Governor Brewer requested $1.1 billion in federal stimulus money, mostly for state education programs.

     The Arizona Constitution requires a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State of Arizona's reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State of Arizona created a Budget Stabilization Fund in response to this constraint, which was depleted as the state entered FY 2005. Due to Arizona's economic recovery and revenue growth, however, $156.5 million was deposited in the fund during FY 2005. Deposits in FY 2007 brought the fund to $674 million, which is the statutorily capped level of 7% of General Fund revenues. In FY 2008, the 7% cap decreased to $656 million, which was reached through a combination of the $674 million beginning balance, $27 million in interest earnings and a $44 million transfer to the General Fund in order to stay within the 7% cap. In FY 2008, the 7% cap increased to $660 million. However, the General Fund was faced with a 30-40% deficit and the Budget Stabilization Fund was completely depleted during FY 2009.

     The State of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by statewide revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition to financing public projects, local governments may also issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

     Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. Arizona law limits the taxing powers of Arizona local governments and districts. There are two separate tax systems: a Primary system for taxes levied to pay current operation and maintenance expenses; and a Secondary system for taxes levied to pay principal and interest on bonded indebtedness, special district assessments and tax overrides. There are specific provisions under each system governing property value, the basis of assessment and maximum annual tax levies. Under the Primary system, property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10% per year only under certain circumstances. Under the Secondary system, there is no limitation on annual increases in full cash value of any property. Under the Primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for Primary purposes on residential property only are limited to 1% of the full cash value of such property. In addition, taxes levied for Primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2% limitation does not apply to taxes levied for Primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the Secondary system.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. In June 2006, Governor Janet Napolitano signed State legislation to freeze local property tax assessments at the 2005 level, with annual increases limited to 2% plus the value of new construction. It is possible that if other such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

     As of May 2009, Arizona was assigned an issuer credit rating of "AA" by Standard & Poor's and "Aa3" by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Arizona municipal obligations, the market value or


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

marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     CALIFORNIA. The economy of the State of California is the largest in the United States and one of the largest in the world, having a gross domestic product ("GDP") of over $1.8 trillion in 2007. California accounts for slightly over 13% of the nation's output. The nation's next largest state economy--Texas--is about 62% the size of California's economy. California is also the most populous state in the nation with a total population estimated at
36.5 million, constituting about 12% of the U.S. total. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.

     The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is currently facing a severe financial crisis. At the end of May 2009, the State unemployment rate was 11.5%, which was among the highest State unemployment rates in the country and was one of the highest unemployment rates in California since February 1983. Through May 2009, the California construction industry lost 294,400 jobs, a drop of 31.0% from its peak in February 2006, and the California financial activities sector lost 138,200 jobs, a decrease of 14.7% from its peak in May 2006. From May 2008 through May 2009, ten of California's 11 major industry sectors lost jobs while the only major industry sector to add jobs was educational and health services. The mounting number of unemployed in the State has also resulted in sharp declines in consumer spending and anticipated tax revenues, increasing the financial strain on other hard-hit industries and on government spending plans. The current fiscal stress and liquidity problems facing the State have been exacerbated by the national recession and ongoing turmoil in the global financial and credit markets. There can be no assurance that the negative economic and fiscal trends will not continue or become more difficult.

     The State's principal sources of General Fund revenues are the California personal income tax, sales tax, and bank and corporate taxes. Although the 2008 Budget Act was in operating balance at the time it was adopted in September 2008, the sinking economy and the turmoil in the financial markets caused General Fund revenues to decline faster and farther than expected. At the same time, the worldwide credit contraction, including in the municipal bond market, resulted in a dramatic decrease in the normal volume of bond and note transactions, which limited the State's ability to obtain necessary financing. In February 2009, the State Controller deferred payment of $3 billion in general obligations for 30 days as result of the State's diminished liquidity to preserve cash for education, debt service and other payments mandated by the State Constitution, federal law and court rulings. In July and August 2009, the State Controller was forced to issue nearly $2 billion in registered warrants
(IOUs) to pay non-mandated State obligations to prevent a severe cash deficit. Given the deteriorating economic conditions and the rapidly expanding General Fund deficit, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the California Legislature on November 6, December 1, and December 19, 2008 to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems.

     On February 19, 2009, the legislature passed the 2009 Budget Act, nearly 5 months before the statutory deadline for approval of the annual budget, which the Governor signed on February 20, 2009. The 2009 Budget Act included an unprecedented 17-month budget package, covering the remainder of the fiscal year ("FY") 2008-09 and the current fiscal year, and addressed the $41.6 billion deficit through a number of budget-balancing proposals. Five of the proposals in the 2009 Budget Act required the approval of California voters who subsequently rejected the measures in the statewide special election in May 2009. Additional expenditure reductions, agency consolidations and fee-shifting measures were proposed in the 2009 May Revision and its July 1 addendum (the "2009 Budget Amendment") to offset the $26.3 billion budget deficit. The 2009 Budget Amendment adopted $24.1 billion in budget solutions and adjusted the estimated available reserve as of June 30, 2010 to $500 million. Since the 2009 Budget Act, the State has enacted $51.9 in budget solutions ($31 billion in spending reductions, $12.5 billion in additional taxes and $8.4 billion in other measures) and secured $8 billion in federal stimulus money to supplement State programs. The 2009 Budget Amendment authorized General Fund expenditures of $84.6 billion and projected General Fund resources of $86.1 billion for FY 2009-10. The 2009 Budget Amendment predicted


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

that California's budget situation is likely to remain "challenging" for some time because the State's recovery from the current recession is not expected to be as robust as in prior years and because several of the enacted budget solutions are one-time or short-term measures. Preliminary projections in the 2009 Budget Amendment also suggest that the State will face another significant budget shortfall in subsequent fiscal years.

     As of August 2009, all outstanding general obligation bonds of the State of California are rated A by Standard & Poor's, BBB by Fitch and Baa1 by Moody's. California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. Though bonds issued by the State remain "investment grade" according to each ratings agency, Moody's, Standard & Poor's and Fitch have all placed the State on watch for further possible downgrades and it is not possible to determine whether, or the extent to which, these rating agencies will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the state's General Fund or special fund revenues, or otherwise limited the Legislature and the Governor's discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

     Recent constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources; and Proposition 1A, approved in 2006, which limits the Legislature's ability to use sale taxes on motor vehicle fuels for any purpose other than transportation. Because of the complex nature of these constitutional amendments, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these amendments on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California constitution may also affect the ability of the State or local issuers to repay their obligations.

     There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the California Tax Free Fund.

     California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a


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

percentage of State domestic product. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

     Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm that could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water. Wells and underground aquifers are drying up in San Diego County and Southern California because of several years of drought, an occurrence that has had little effect upon current water supplies, but which could eventually put added strain on the region's scarcest, shrinking, resource. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by California Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     COLORADO. The State of Colorado is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains, which are flat, open and largely devoted to farming, and the Front Range, which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and Pueblo. The population of Colorado in 2008 was 4.9 million, ranking 22nd in the nation. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

     Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. Colorado's gross domestic product ("GDP") was $203 billion in 2008, making Colorado the 20th largest state economy. The State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

     The national downturn continues to influence the Colorado economy. According to the September 2009 Revenue Forecast of the Colorado Office of State Planning and Budgeting ("OSPB"), the forecast for the Colorado economy, like the forecast for the national economy, suggests continued weakness through 2009 with a base forming towards the end of 2009 for most variables and a modest recovery in 2010. Among the weakest indicators for the near term are housing permits, labor market variables, and retail sales; improvement in these areas is expected to occur gradually. While expected to remain below 2008 levels in 2009, personal income and total housing permits issued are expected to increase in 2010. Improvement in most variables is expected in 2011. Relative to the nation, Colorado, strengthened by its concentration of hi-tech companies, is anticipated to be among those states that lead the economic recovery and experience job growth before others. By comparison of several key variables, such as nonagricultural employment and personal income, Colorado has fared better than many other states during the current recession. In 2008, Colorado had the fourth-fastest growing GDP rate in the country and is anticipated to have among the strongest in 2009 as well. In July 2009, the Colorado seasonally adjusted unemployment rate increased to 7.8%. Since March 2009, Colorado's unemployment rate has increased only 0.3%, which suggests potential stabilization. However, the OSPB expects it to take some time for Colorado to return to more traditional levels of unemployment, projecting unemployment rates of 7.6% in 2009 and 8.0% in 2010.

     The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the OSPB for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

     Like many states, the State of Colorado faced budgetary constraints as a result of the recession that started in spring 2001 and the events of September 11, 2001. Over the last few years, however, the State's financial situation has improved. Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. The State's General Fund ended fiscal year ("FY") 2002-03 with a $224.9 million reserve and FY 2003-04 with a $346.9 million reserve. In FY 2004-05, the State's General Fund ended the year with a $331.4 million reserve. This reserve exceeded the statutory 4% reserve, described below, by $94 million. The FY 2005-06 General Fund ended the year with a $688.4 million reserve, exceeding the statutory 4% reserve by $436.7 million. The FY 2006-07 General Fund ended the year with a $516.3 million reserve, exceeding the statutory 4% reserve by $249.3 million. The FY 2007-08 General Fund ended the year with a $327 million reserve, exceeding the statutory 4% reserve by $43.4 million. According to the OSPB's June 2009 forecast, after increasing 2.7% in FY 2007-08, gross General Fund revenues are expected to decrease 13.6% in FY 2008-09 and increase 7.0% in FY 2009-10. The State was not projected to have excess General Fund reserves after FY 2007-08. The decrease in General Fund revenues in FY 2008-09 is attributable predominantly to individual income tax collections declining by the same percentage (13.6%) and corporate income taxes falling more than 44.6%. State revenues are anticipated to begin a slow recovery over the next two fiscal years, mirroring the anticipated movement of Colorado's economy.

     The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. In Colorado, unlike many states, only voters can approve tax increases, making it harder to increase State and local revenues. The Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of State and local government. TABOR limits increases in State revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers. There is no provision in TABOR to account for cyclical revenue swings. After logging TABOR revenue surpluses for five years, the TABOR surplus disappeared in FY 2001-02 and remained absent through FY 2003-04. In FY 2004-05, the TABOR surplus reappeared after a four-year absence, totaling $44.7 million. Colorado voters in November 2005 passed Referendum C, which (i) allows the State to keep and spend revenues above normal TABOR limits for five years and (ii) beginning in 2011, creates a new State spending cap equal to the greatest amount of money collected in any fiscal year between 2006 and 2010, adjusted for inflation and population growth in 2011 and subsequent years. The constitutional spending limit will be reinstated in 2010, at which point Colorado could begin to see budgetary issues once again.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession.

     The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Colorado operates under two separate reserve requirements that obligate the State to set aside moneys. First, the statutory reserve requires that 4% of General Fund appropriations be set aside for revenue shortfalls. If at any time during the year revenue projections indicate that there would not be sufficient General Fund revenues to maintain at least half of the required 4% (i.e., 2%), the Governor must


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

take steps to reduce or restrict spending. Secondly, Article XX of the Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of 3% of the annual budget. This emergency reserve fund is specifically forbidden for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

     Because of limitations in the State Constitution, the State of Colorado issues no general obligation bonds. Although Colorado has no outstanding general obligation debt, as of July 2007, Standard & Poor's rates Colorado lease obligations "AA-" and Moody's rates these obligations "Aaa." Fitch has no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

     Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers. Recently, many of the State's resort-related commercial real estate has converted to residential property in the form of timeshares. Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution enacted in 1982 the State's total residential assessed value cannot make up more than 45% of the overall assessed value of property in the State. That means as home values rise, or new homes are constructed, the 45% cap forces residential real estate to be assessed at an ever-decreasing rate.

     The State's tourism industry is a major component of Colorado's economic base. It encompasses a cross section of economic sectors, though not reported as a separate economic sector. Accommodations & food services, along with recreation services, provide a reasonable indication of tourism activity. According to a June 2008 report by the Colorado Tourism Office ("CTO"), the number of visitors to Colorado in 2007 surpassed a 1992 record set shortly before state funding for advertising was slashed. Though tourism funding was restarted in 2000, it had taken the state nearly eight years to regain the market share that was lost. The 2007 data shows tourism was up 4% and tourism spending was up 10% to $9.8 billion from 2006. This marked the fourth consecutive year tourism had grown in the state. However, in its first quarter 2009 report, the CTO reported that lodging sales in Colorado dropped from near $900 million in the third quarter of 2008 down to below $600 million in the fourth quarter 2008. Additionally, in first quarter 2009, the heart of the ski season, lodging sales in Colorado dropped 15.8% from the previous year, occupancy rates declined by 12.4%, and the average room rate dropped 7.4%.

     Finally, Colorado is subject to unpredictable weather. If there is good snow for the upcoming ski season the profits of ski resorts and the tourism industry as a whole could likely benefit. Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of severe droughts. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     MINNESOTA. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Legislation has established a cash flow account and a budget reserve account within the State's General Fund. The cash flow account was established to provide sufficient cash balances to cover monthly revenue and expenditure imbalances, and the budget reserve account was established to be available to offset budget shortfalls during economic downturns. Prior to each fiscal year of a biennium, Minnesota's Department of Management and Budget (previously known as the Department of Finance) allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment, and Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but Minnesota's Commissioner of Management and Budget (previously known as the Commissioner of Finance), with the approval of the Governor and after consultation with the Legislative Advisory Commission, has statutory authority in the event of a projected deficit for the then current biennium to release funds from the budget reserve account and to reduce ("unallot") unexpended allotments of prior transfers and appropriations. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

     Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy historically has paralleled the structure of the U.S. economy as a whole. There have, however, typically been employment concentrations in the manufacturing categories of fabricated metals, machinery, computers and electronics, and food. Historically, the State's unemployment rate had consistently been less than the national unemployment rate, but in 2007 Minnesota's unemployment rate for the year was equal to the U.S. average, and in the first four months of 2008 Minnesota's unemployment rate was greater than or equal to the U.S. average. Since then, Minnesota's unemployment rate generally has been less than the national rate. For August 2009, Minnesota's unemployment rate was 7.6%, compared to a national rate of 9.6%. Since 1980, Minnesota per capita income generally has remained above the national average. In 2008, Minnesota per capita personal income was 107.6% of its U.S. counterpart.

     The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Capital gains tax realizations have become an increasingly important, but volatile, share of Minnesota's income tax base.

     During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. On February 27, 2004, the Minnesota Department of Finance released an Economic Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit, but the Commissioner of Finance exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending.

     On February 28, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $175 million for the biennium ending June 30, 2005, but, after reflecting legislatively mandated allocations of this surplus to restoring the State's budget reserve to $653 million and reversing some shifts in the timing of school aid payments, the projected balance was reduced to zero.

     The Department also forecast a $466 million General Fund shortfall for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account and a $653 million budget reserve, based on projected expenditures of $30.2 billion. The State enacted legislation to eliminate the shortfall, largely relying on a new cigarette fee and a variety of tax increases.

     The General Fund had a substantial unrestricted surplus of $1.1 billion at June 30, 2007. The Department of Finance February 2008 Forecast, however, projected a $935 million (2.7%) General Fund deficit for June 30, 2009, after reducing the projected $68 million unreserved balance by the statutorily mandated $653 million budget reserve and $350 million cash flow account. Legislation was enacted to increase revenues by $206 million, reduce overall spending by $125 million, transfer $110 million of funds from certain non-general funds, and reduce the budget reserve by $500 million to $153 million. As a result, end of session estimates projected a $6 million unrestricted General Fund balance for June 30, 2009, based on expenditures of $34.593 billion, after reducing the projected $509 unreserved balance by the $153 million budget reserve and the $350 million cash flow account.

     The Department of Finance November 2008 Forecast, however, projected a General Fund deficit of $426 million at June 30, 2009, after reducing the unreserved balance by the cash flow account and $155 million in the budget reserve account. In December, the Commissioner used his statutory authority to balance the budget by using the entire budget reserve account, reducing unexpended allocations, and utilizing transfers from other funds, in combination with spending reductions by cabinet agencies and a voluntary reduction in spending by the legislature. The spending reductions included aid to local governments, state colleges and universities, and other programs. The Minnesota Management and Budget February 2008 Forecast projected a $236 unrestricted balance at June 30, 2009 plus the $350 million cash flow account, with the improvement attributable to federal stimulus money for the Medical Assistance Program.

     But the Forecast also projected a $4.57 billion deficit at June 30, 2011 (with the cash flow account intact), even after reflecting federal stimulus funds. Although the 2009 legislature enacted a number of revenue and appropriations measures, it adjourned on the constitutional deadline of May 18 without balancing the budget for the biennium ending June 30, 2011. The end of session estimates projected a remaining deficit of $2.68 billion (with a $350 million cash flow account, but no budget reserve account) based on $33.79 billion of expenditures for the biennium. Subsequent estimates reduced tax receipts for the 2009 fiscal year by $142 million, thus reducing the General Fund balance available from that year for the current biennium. Pursuant to his statutory powers, the Commissioner eliminated the $2.68 billion end of legislative session projected deficit in August through a combination of unallotments (expenditure reductions) affecting local governments, health and human services, higher education, and state agencies; deferrals of payments to local governments and school districts to the next biennium; and tax modifications, including delaying some tax refunds. The resulting estimates of revenues and expenditures resulted in a budgetary balance for the biennium and a $350 million cash flow account, but no budget reserve, and $31.3 billion of expenditures. The Minnesota Council of Economic Advisors has, for some time, urged the State to maintain a budget reserve substantially equal to 5% of biennial spending. While wage and price inflation is included in revenue planning estimates for the current biennium, state law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment would add over $1.0 billion to expenditures for the current biennium, according to Department estimates. Actual General Fund revenues for July through September 2009 were $52 million below the forecasted amounts. Planning estimates for the next biennium, which ends June 30, 2013, show a $4.43 billion deficit, without taking inflation into account.

     The State is a party to a variety of civil actions that could adversely and materially affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts might have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Funds or the value or marketability of such obligations.


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

     Certain Minnesota tax legislation could adversely affect the tax-exemption, value and marketability of Minnesota municipal bonds held by the Funds. (Please see the final two paragraphs in "Taxation".) Possible future changes in federal and State income tax laws, including rate reductions, also could adversely affect the value and marketability of such bonds.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Funds are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, that are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     MISSOURI. Missouri's gross domestic product ("GDP") was over $194 billion in 2008, making Missouri the 23rd largest state economy. Missouri's economy rests chiefly on industry, with aerospace and transportation equipment as the main industries. Food products, chemicals, printing and publishing, machinery, fabricated metals, and electrical equipment are also important. The development of resorts in the Ozarks, including Branson and several lakes, has boosted tourism income. St. Louis is an important center for the manufacture of metals and chemicals. In Kansas City, long a leading market for livestock and wheat, the manufacture of vending machines and of cars and trucks are leading industries. Because Missouri and certain municipalities have large exposure to manufacturing, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities. Missouri remains important agriculturally. With over 100,000 farms, the State ranks second only to Texas. The most valuable farm products are soybeans, corn, cattle, hogs, wheat, and dairy items. The State consistently ranks high in the amount of cash it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies. Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizable annual defense contract awards, and thus Missouri is vulnerable to possible cutbacks in defense spending. Over the past two decades, Missouri has consistently ranked among the top eight states in total military contract awards.

     The Missouri economy peaked in calendar year 2007, but has been struggling in the midst of the national recession. Missouri employment has been on a general decline since October 2007. According to U.S. Bureau of Labor Statistics' data, through the twelve months ending November 2008, the state lost 23,200 jobs, a decline of 0.8%. Losses were felt acutely in the motor vehicle and transportation equipment manufacturing sectors, as over 10,000 jobs (3,000 direct automotive jobs) disappeared, a reduction of over 17.0%. Missouri's unemployment rate reached 6.7% in November 2008, the highest level in over seventeen years. Claims for unemployment insurance have been growing at a pace similar to the recession earlier this decade, and are approaching the peaks reached in 2003. Personal income growth during calendar year 2008 slowed to about 4.0%, somewhat below average. However, when transfer payments and inflationary effects are excluded, personal income has contracted for three straight quarters. Together, this data demonstrates Missouri is suffering from the national recession. Missouri's economic outlook over the next two years is similar to that of the nation, weighed down by the general outlook in the housing and automotive industries. Employment is expected to decline by 0.8% in 2009, while personal income growth will slow to only 2.0%. Housing construction continues to decline, with new permit issuances approaching one-third the level of the 2005 peak. Growth is expected to rebound in 2010, however, to rates closer to historical averages. Downside risks include the continued weakness of America's troubled automobile manufacturers, which could lead to the closure of additional Missouri automobile plants and suppliers. In addition, continued contraction in housing-related industries is expected, as are continued reductions in exports as the global economy shrinks.


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

     On January 22, 2009, Governor Jay Nixon and legislative leaders reached a consensus on a revenue forecast for fiscal year ("FY") 2010 and the magnitude of the downward adjustment needed for the FY 2009. An historic drop in net general revenue collections is now expected for FY 2009 as compared to FY 2008. The revised revenue estimate calls for a decline of 4.0%, the largest forecasted decline since the consensus process started in 1992, and more than one-half of a billion dollars below the 3.4% growth envisioned in January 2008. Individual withholding revenues are the only major source of gross collections showing growth, albeit below average. Sales and corporate taxes have been deeply impacted by the recession. Sales taxes have been further reduced by the final year of implementation of Constitutional Amendment Number 3, the 2004 transportation ballot initiative. Spring individual income taxes will be adversely impacted by slowing dividend and interest income, and will show evidence of the major capital losses incurred in equity markets in 2008. Collections will also be reduced by accelerated depreciation provisions included in the federal Economic Stimulus Act of 2008, which became effective in the spring of 2008. Tax changes in the form of income tax relief for seniors will also curtail revenue growth. Tax credit redemptions are expected to remain strong. General revenue growth in FY 2010 will depend on the duration of the current recession and the circumstances of any economic turnaround. Because growth is not expected to rebound until the beginning of calendar year 2010, it will be difficult for FY 2010 collections to gain much upward momentum. Therefore, below-average growth of only 1.0% is anticipated in FY 2010.

     Fixing any potential State revenue shortfalls may be complicated by the fact that the State Constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress. The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in Missouri. It also requires that voters must approve most government tax or fee increases.

     In November 2000, the voters of Missouri approved the creation of a Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The fund is required to have 7.5% of the previous year's net general revenue collections. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

     Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40% of total revenues, and for municipalities, 17%. In Missouri, tax levies were reduced following reassessment pursuant to Article X
Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

     As of May 2009, Missouri's general obligation debt carries ratings of "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch. General obligation bonds can only be issued through voter-approved amendments to the State's Constitution.

     There are also limitations on State and local debt issuance that may affect the ability to generate revenue on a State and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the State is allowed to incur debt beyond the income and revenue provided for such year plus any unencumbered balances from previous years.

     Missouri has a Constitutional Amendment, Article X, approved by voters in November 1980, that limits revenue to the ratio of FY 1980-81 State revenue to calendar year 1979 State personal income (about 5.6%) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     NEBRASKA. Agriculture is Nebraska's dominant occupational pursuit. The State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for Nebraska products. A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy. Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. Droughts also lead to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

     Nebraska's gross domestic product ("GDP") was $66 billion in 2008, making Nebraska the 36th largest state economy. Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil (discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. Data from the State Department of Labor show Nebraska's total nonfarm employment (not seasonally adjusted) at 974,336, which is 1.1% more than August 2007. Nebraska's annual average unemployment rate has been among the lowest in the nation for the last decade. In September 2009, State labor data showed Nebraska's unemployment rate (not seasonally adjusted) at 4.9%, compared to 9.8% nationally. The Bureau of Business Research of the University of Nebraska-Lincoln and the Nebraska Business Forecast Council are cautious on forecasting Nebraska's economic future. In 2008 the Nebraska farm economy was strong as was the related agriculture manufacturing. How the agriculture market will fare in 2009 is not highly predictable, but it appears 2009 will not be as robust. The national housing market crisis has not affected Nebraska as much as it did nationally. Many of Nebraska's citizens have had their savings and retirement portfolios greatly diminished, following the national trend. Nebraska likely will achieve no better than an average year in 2009. There may even be some job losses. The immediate future of Nebraska's economy is an unknown, but will, as it has in the past, likely not suffer as much of a decline in its economy as will befall the national economy.

     The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $302 million. Such refunds payable are $5 million less than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $969 million. On June 30, 2007, the General Fund had a positive fund balance of $972 million. While both revenues and expenditures increased in 2008, revenues again exceeded expenditures which increased the fund balance by $128 million in 2008, which was much less than the $285 million increase that occurred in 2007. This operating increase in 2008, when coupled with the $126 million of net transfers out, caused the General Fund balance to increase by only $2 million, ending with a fund balance of $974 million. Revenues in 2008, somewhat more than anticipated, were up $115 million over 2007 chiefly due to (1) an increase in income tax revenue of $90 million (a 5% increase) over 2007 and (2) sales taxes from retail sales increasing by 1.6% over 2007. Expenditures were less than budgeted due to continued efforts by agency heads to be conservative in spending.

     To compensate for any downturns in revenues, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General Fund cash in the General Fund financial statements, it is separate and distinct in that, by State statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. No such need existed in 2008. The Cash Reserve Fund was at $274 million at the beginning of 2007. Due to the fact that 2006 revenues exceeded the forecast, a statutory requirement caused a $260 million transfer from the General Fund cash account to the Cash Reserve Fund in 2007. There were also other transfers out of the Fund of $18 million, leaving a Cash Reserve Fund balance at June 30, 2007 of $516 million. The statutory transfer into the Cash Reserve Fund for excess receipts for fiscal year 2007 of $190 million was made in July 2007. There were net transfers out of the Cash Reserve Fund of $162 million, leaving a balance of $545 million at June 30, 2008.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. A decline in State revenues may adversely affect the obligations of these municipal security issuers.

     General obligation bonds of the State maintain an "AA+" rating from Standard and Poor's, as of May 2009. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     OHIO. Ohio's gross domestic product ("GDP") was $385 billion in 2008, making Ohio the 8th largest state economy. Ohio ranks third in the nation in manufacturing, with a concentration of both durable and non-durable goods production, especially transportation equipment (mostly cars, trucks and their parts), primary metals (principally iron and steel), fabricated metal products, non-metallic mineral products, electrical equipment and appliances, machinery, and plastic and rubber products. As a result of Ohio's reliance on manufacturing, the State's general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic activity in and around Ohio has been sluggish. Ohio's seasonally adjusted unemployment rate was 10.1% in September 2009, up from 6.8% in September 2008. The U.S. seasonally adjusted unemployment rate for September 2009 was 9.8%. In its September 2009 report, the Ohio Council of Economic Advisors reported that signals exist that the economy has stabilized, but it was still expecting a relatively slow and jobless climb back from the recession. Low inflation and low interest rates will continue, and the effects of the federal stimulus are continuing to infuse resources throughout various economic sectors. High unemployment is expected to continue through fiscal year ("FY") 2011 with declining retail sales and continued risks to Ohio's revenues because of the continued pace of residential foreclosures and further adjustments expected in the commercial real estate market. Since manufacturing plays such an important role in Ohio's economy, structural reorganizations within that sector suggest that jobs will be regained in that sector, but not restored to pre-recession levels. Although manufacturing remains the largest single major sector in Ohio, the service-producing sectors now produce a combined 76% of the State's GDP and are expected to account for virtually all job growth over the 2004-2014 period.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. The current fiscal biennium began July 1, 2009 and will end June 30, 2011. Most State operations are financed through the general revenue fund ("GRF"). Personal income and sales use taxes are the major GRF sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The Ohio constitution prohibits the State from borrowing money to fund operating expenditures in the GRF. Therefore, by law, the GRF's budget must be balanced so that appropriations do not exceed available cash receipts and cash balances for the current fiscal year. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), generally funded by designation from the fiscal year GRF surplus, if any, and which under current law and until used is intended to carry a balance of up to 5% of the GRF revenue for the preceding fiscal year.

     The impact of the recession is expected to keep the tax revenue growth in negative territory over the coming FY 2010-2011 biennium. Under current law, after the allocations from state tax receipts to local government funds are taken into account, GRF tax receipts are estimated to decline by 7.1% in FY 2009, 5.4% in FY 2010, and 0.1% in FY 2011 before returning to positive growth of 2.3% and 3.1% in FY 2012 and FY 2013, respectively. Governor Ted Strickland's budget proposal for the 2010-2011 biennium contains several tax policy options that attempt to diminish the effects of the challenging economy. The budget proposal completes the implementation of several tax reforms. Over time the reforms are expected to result in stable and predictable tax base for all taxpayers, annualized tax relief of over $2 billion, and long term economic benefit. The baseline GRF estimates reflect these tax changes as well as others enacted and implemented since that time. The budget proposal also assumes the use of $3.4 billion from the Federal stimulus package in order to balance the GRF and avoid additional funding reductions.

     Most capital improvements in Ohio are funded through the issuance of debt. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. State special obligation debt is authorized by the State Constitution for certain specified purposes. This debt is not supported by excises or taxes levied by the General Assembly. Rather, debt service payments are subject to biennial appropriations (from the GRF, with certain exceptions) by the General Assembly pursuant to leases or agreements entered into by the State. A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by voters at the November 8, 2005 election for research and development and the development of sites and facilities, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Direct obligations of the State subject to the debt service cap include general obligation and special obligation bonds that are paid from the State's GRF, but exclude general obligation bonds payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions described above. As of May 2009, Ohio's general obligation debt is rated "AA+" by Standard & Poor's, "Aa2" by Moody's and "AA" by Fitch. These represent downgrades by Moody's and Fitch from Aa1 and AA+, respectively, citing, in the case of Fitch, weak recovery from the previous recession, declines in manufacturing and service sector employment, and a continued deep housing downturn. At the same time, Fitch changed its outlook for the State from "negative" to "stable." There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     OREGON. Oregon has a diverse economic base with significant components in timber and other natural resources, construction, high technology, manufacturing, trade and tourism. Oregon's gross domestic product ("GDP") was $147 billion in 2008, making Oregon the 24th largest state economy. According to the September 2009 data from the Oregon Office of Economic Analysis ("OEA"), the second quarter of 2009 was the third consecutive quarter of above 6% job losses. The national recession has taken away jobs at a very fast and deep pace. Quarterly percentage jobs losses in the State are the largest on current record back to 1976. In percentage terms, total job losses are only surpassed by the 1980 to 1982 back-to-back recessions. The OEA does not expect jobs levels to reach pre-recession numbers until early 2013, forecasting a decline of 3.2% in total employment in the third quarter of 2009 and a further decline of 1.1% in the fourth quarter 2009. The first quarter of 2010 will still be very anemic with a slight adding of jobs at 0.2%. The recession also continues to impact both housing and manufacturing. Construction and durable manufacturing jobs are especially hard hit. Oregon's housing market was a bit late to the correction phase and may lag the nation slightly in both bottoming out and correction. Service sectors from retail to professional and businesses services have seen steep declines. Declining tax revenues have prompted layoffs at state and local governments. The Oregon economy is expected to follow the same direction as the U.S. economy and is not forecasted to recover until the latter part of 2010.

     The forecast for Oregon's General Fund revenues for fiscal year ("FY") 2009-11 is $13.4 billion. While this represents an increase of $919.1 million from the May 2009 forecast, it is a decrease of $139.1 million from the 2009 close of session forecast, which incorporates revenue changes adopted during the 2009 Legislative session. The decrease is concentrated in personal income taxes, manifested in a slight decrease in the expectations for withholding tax receipts. Corporate income tax receipts have exhibited similar weakness, but have tracked with the May forecast resulting in no change from the May forecast absent the inclusion of the legislative actions. Total available resources amount to $13.4 billion, resulting in a projected ending balance of $94.8 million.

     Like other segments of Oregon's economy, geography and natural resources have played a role in the development of the State's international activities. The majority of the State's international trade occurs through the Port of Portland, where an efficient system for dealing with a large number of vessels has been developed, including modern grain elevators, cranes, break-bulk and containerized cargo facilities, and ship repair and dry-dock facilities. Other important ports are located at the coastal cities of Astoria, Newport and Coos Bay. The State has a total of 23 port districts, all of which are located on navigable waterways.

     Oregon natural resources attract millions of visitors each year. Nearly four hundred miles of the Oregon Coast define its western border, where all the beaches are public by statute. With nine climate regions, Oregon offers a variety of environments from rain forest to high desert, and plateau to dormant volcanic ranges topped with glacier-covered peaks. As Oregon's economy continues to diversify, tourism plays a vital role in creating new job opportunities and strengthening local and regional revenues. In 2007, an estimated $8.3 billion was generated in Oregon by travel spending, a 5.2% increase over 2005 spending.

     The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the Governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular legislative session, held beginning in January of odd-numbered years. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

     The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the legislative session. This statutory process was made a constitutional requirement by voters at the November 2000 General Election. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2%, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2% kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The personal tax refund has been triggered eight times since 1981 and was last triggered for during the 2005-2007 biennium. The corporate tax credit was last triggered in 2003-05, the sixth time that it has occurred. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal source of State tax revenues are personal income and corporate income taxes. The State derives a substantial majority of its general fund revenues from its personal income tax and is, therefore, particularly susceptible to economic changes that affect personal income levels. Among the risks facing the Oregon economy are: geopolitical events and domestic economic factors (such as inflation, increased interest rates or stock market corrections) that could depress business activity or consumer behavior; changes in the value of the U.S. dollar against foreign currencies that could lower demand for Oregon products; a possible collapse of the housing market; rising regional energy prices slower than anticipated recovery or outsourcing of manufacturing; and possible reforms to the State's public employees retirement system, possible State and local government budget shortfalls and other potential initiatives and reforms that could result in increased taxes, reduced services and increased debt to address unfunded liabilities.

     The Oregon State Constitution reserves to the people the initiative power to amend the constitution and State statutes by placing measures on the general election ballot. In the November 2004 general election, Oregon voters approved Measure 37, which entitles certain landowners to compensation for the decline in market value of their property as a result of certain land use regulations, or alternatively, to have land use regulations waived as to their use of their property. Measure 37 primarily affects the State, counties and certain other units of local government that make and enforce Oregon's land use laws. According to a report of the Institute of Portland Metropolitan Studies at Portland State University, at the end of October 2006, approximately 3,500 Measure 37 claims had been filed, requesting a total of more than $6 billion in compensation. The vast majority of Measure 37 claims submitted have resulted in a waiver of land use regulations. There can be no assurance that most Measure 37 claims will continue to be waived in the future, or that litigation will not require the payment of some claims. A lawsuit was filed challenging the constitutionality of Measure 37, and in February 2006, the Oregon Supreme Court held that the measure does not violate the Oregon or U.S. Constitution. Additional lawsuits have been filed, and remain pending, challenging denials of claims and waivers.

     The 2003 State Legislative Assembly enacted certain changes to the Oregon Public Employees Retirement System (PERS). These changes were challenged in several lawsuits in State and federal courts.

The Oregon State Supreme Court ruled on several of the cases in March 2005, upholding some changes and rejecting others. Other cases remain pending in State and federal courts. Depending on the outcome of these cases, State and local governments may need to increase taxes, reduce other expenditures or increase bonded indebtedness to cover unfunded liabilities to PERS.

     As of July 2008, all outstanding general obligation bonds of the State of Oregon are rated "AA" by Standard & Poor's and "Aa2" by Moody's. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State's municipal obligations.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the Funds will:

     1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund).

     4.   Invest in companies for the purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     Because each of the Tax Free Funds refers to tax-free investments in its name, each has a fundamental investment policy that it will normally invest at least 80% of its assets in investments that pay interest exempt from federal and, for state-specific funds, applicable state income tax, including the federal alternative minimum tax and, for the state-specific Funds (except for Arizona Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund), the applicable state alternative minimum tax.

The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

     None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     5. Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund's total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

     6. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

     With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                                   FUND NAMES

     With respect to any Fund, with the exception of the Tax Free Funds, that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                               PORTFOLIO TURNOVER

     The portfolio turnover rates for Inflation Protected Securities Fund and Intermediate Term Bond Fund were significantly lower during the fiscal year ended June 30, 2009 than during the fiscal year ended June 30, 2008. The portfolio turnover rates for Inflation Protected Securities Fund and Intermediate Term Bond Fund decreased from 71% to 24% and from 102% to 41%, respectively, primarily because of the extraordinary market dislocation in the fourth quarter of 2008 which limited each Fund's trading opportunities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

     Each Fund is required by the SEC to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), the series of FAF (the "Money Market Funds"), which are money market funds, and the series of the Mount Vernon Trust by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten business days of the quarter end. Until such time as it is posted, it will be Undisclosed Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Undisclosed Holdings Information.

NONPUBLIC DISCLOSURE

     The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Undisclosed Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

     Disclosure within FAF Advisors and Its Affiliates and to Fund Directors. Undisclosed Holdings Information and information derived therefrom is provided, or otherwise made available, on a daily basis (a) without prior approval, to individuals who are employed by FAF Advisors and who have a need to know the information, such as investment, compliance and treasury personnel, and (b) to individuals employed by affiliates of FAF Advisors who are not otherwise entitled to receive such information under "Disclosure to Fund Service Providers and Prospective Service Providers," below, if (1) such individuals are subject to FAF Advisors Code of Ethics, or that of an affiliate, which imposes a duty not to trade on such information; (2) the fund to which such information relates is subject to FAF Advisors' market timing review; and (3) FAF Advisors' Internal Compliance Controls Committee has determined that improper use of such information by such individuals is not likely to affect the funds in any material respect based on factors such as the types of funds to which the Undisclosed Holdings Information relate, the flows of investment into such funds, and reports of portfolio managers regarding the stability of assets in such funds.

     Undisclosed Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special board of directors meetings without prior approval.

     Disclosure to Fund Service Providers and Prospective Service Providers. Undisclosed Holdings Information and information derived therefrom is provided, or otherwise made available, on a daily basis to the Advisor (as described above), sub-advisors, custodians, administrators, transfer agents, securities lending agents, and outside accountants. Undisclosed Holdings Information may also be provided to outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and other organizations that provide or propose to provide services to the First American Funds. Prior to receiving Undisclosed Holdings Information, a service provider or prospective service provider must enter into a written agreement with the Funds to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. Notwithstanding the foregoing, any sub-advisor to a First American Fund may disclose Undisclosed Holdings Information and information derived therefrom to any third party which it employs to perform accounting, administrative, reporting or ancillary services required to enable such sub-advisor to perform its functions under its sub-advisory agreement relating to such First American Fund, provided that (a) the third party is subject to a confidentiality agreement that specifically prevents the misuse of such information, and (b) the sub-advisor agrees in substance (i) to act in good faith and with due diligence in the selection, use and monitoring of such third parties, and (ii) to be solely responsible for any loss caused by, or mistake, gross negligence or misconduct of, such third party.

     Disclosure to Fund Ranking and Ratings Organizations. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Investors, Prospective Investors, and Investor Consultants. The Disclosure Policies provide that Undisclosed Holdings Information and information derived therefrom may be provided to investors, prospective investors, or investor consultants with the prior approval of the Funds' Chief Compliance Officer in the specific instance. The Chief Compliance Officer will only approve such disclosure after concluding that it is in the best interests of the Fund in question and its shareholders and if the recipient has agreed in writing to maintain the information in confidence and not to trade on the basis of any such information that is material nonpublic information. In considering a request for such approval, the Chief Compliance Officer also shall identify and consider any conflict of interest between the Fund and its shareholders, on the one hand, and the Advisor and its affiliates, on the other, which is presented by the request. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Advisor and its affiliates, on the other, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

     Disclosure as Required by Applicable Law. Undisclosed Holdings Information and information derived therefrom may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has entered into a written agreement with the Funds to maintain the confidentiality of such information and not to trade on the basis of any such information that is material nonpublic information. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Funds, nor the Advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Undisclosed Holdings Information or information derived therefrom.

     Chief Compliance Officer Reports to Fund Board. The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors addressing exceptions to these policies and procedures during the preceding quarter, if any.

     Detective and Corrective Action. Any unauthorized release of Undisclosed Holdings Information which comes to the attention of an employee of the Advisor shall be reported to the Chief Compliance Officer. The Chief Compliance Officer shall recommend an appropriate sanction to be imposed by the individual's supervisor if the individual releasing such information is an employee of the Advisor or other appropriate action if the individual is not an employee of the Advisor.

     Designee of Chief Compliance Officer. In the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. The Board of Directors consists entirely of directors who are not "interested persons" of FAIF, as that term is defined in the 1940 Act ("Independent Directors").

INDEPENDENT DIRECTORS


                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN         OTHER
NAME, ADDRESS,    POSITION(S)        TERM OF OFFICE                                        FUND COMPLEX     DIRECTORSHIPS
AND YEAR OF           HELD           AND LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY         HELD BY
BIRTH              WITH FUND          TIME SERVED            DURING PAST 5 YEARS            DIRECTOR          DIRECTOR*
---------------   -----------   ----------------------   ----------------------------   -----------------   -------------
Benjamin R.       Director      Term expiring earlier    Retired.                       First American      None
Field III,                      of death, resignation,                                  Funds Complex:
P.O. Box 1329,                  removal,                                                twelve registered
Minneapolis, MN                 disqualification, or                                    investment
55440-1329                      successor duly elected                                  companies,
(1938)                          and qualified.                                          including 58
                                Director of FAIF since                                  portfolios
                                September 2003.

Roger A.          Director      Term expiring earlier    Director, Charterhouse         First American      None
Gibson,                         of death, resignation,   Group, Inc., a private         Funds Complex:
P.O. Box 1329,                  removal,                 equity firm, since October     twelve registered
Minneapolis, MN                 disqualification, or     2005; Advisor/Consultant,      investment
55440-1329                      successor duly elected   Future Freight(TM), a             companies,
(1946)                          and qualified.           logistics/supply chain         including 58
                                Director of FAIF since   company; Trustee, National     portfolios
                                October 1997.            Jewish Health; Board
                                                         Member/Co-Founder, Shades of
                                                         Blue, an aviation-related
                                                         youth development
                                                         organization; Vice President
                                                         and Chief Operating Officer,
                                                         Cargo - United Airlines,
                                                         from July 2001 until
                                                         retirement in November 2005.

Victoria J.       Director      Term expiring earlier    Investment consultant and      First American      None
Herget,                         of death, resignation,   non-profit board member        Funds Complex:
P.O. Box 1329,                  removal,                 since 2001; Board Chair,       twelve registered
Minneapolis, MN                 disqualification, or     United Educators Insurance     investment
55440-1329                      successor duly elected   Company.                       companies,
(1951)                          and qualified.                                          including 58
                                Director of FAIF since                                  portfolios
                                September 2003.
John P. Kayser    Director      Term expiring earlier    Retired; Principal from 1983   First American      None
P.O. Box 1329,                  of death, resignation,   to 2004, William Blair &       Funds Complex:
Minneapolis, MN                 removal,                 Company, LLC, a                twelve registered
55440-1329                      disqualification, or     Chicago-based investment       investment
(1949)                          successor duly elected   firm.                          companies,
                                and qualified.                                          including 58
                                Director of FAIF since                                  portfolios
                                October 2006.
Leonard W.        Director      Term expiring earlier    Owner and President,           First American      None
Kedrowski,                      of death, resignation,   Executive and Management       Funds Complex:
P.O. Box 1329,                  removal,                 Consulting, Inc., a            twelve registered
Minneapolis, MN                 disqualification, or     management consulting firm;    investment
55440-1329                      successor duly elected   Board member, GC McGuiggan     companies,
(1941)                          and qualified.           Corporation (dba Smyth         including 58
                                Director of FAIF since   Companies), a label printer;   portfolios
                                November 1993.           member, investment advisory
                                                         committee, Sisters of the
                                                         Good Shepherd.

                                                                                             NUMBER OF
                                                                                          PORTFOLIOS IN        OTHER
NAME, ADDRESS,    POSITION(S)        TERM OF OFFICE                                        FUND COMPLEX     DIRECTORSHIPS
AND YEAR OF           HELD           AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY         HELD BY
BIRTH              WITH FUND          TIME SERVED            DURING PAST 5 YEARS            DIRECTOR         DIRECTOR*
---------------   -----------   ----------------------   ----------------------------   -----------------   -------------
Richard K.        Director      Term expiring earlier    Owner and Chief Executive      First American      Cliffs
Riederer,                       of death, resignation,   Officer, RKR Consultants,      Funds Complex:      Natural
P.O. Box 1329,                  removal,                 Inc., a consulting company     twelve registered   Resources,
Minneapolis, MN                 disqualification, or     providing advice on business   investment          Inc. (a
55440-1329                      successor duly elected   strategy, mergers and          companies,          producer of
(1944)                          and qualified.           acquisitions, and non-profit   including 58        iron ore
                                Director of FAIF since   board member since 2005.       portfolios          pellets and
                                August 2001.                                                                coal)
Joseph D.         Director      Term expiring earlier    Attorney At Law, Owner and     First American      None
Strauss,                        of death, resignation,   President, Strauss             Funds Complex:
P.O. Box 1329,                  removal,                 Management Company, a          twelve registered
Minneapolis, MN                 disqualification, or     Minnesota holding company      investment
55440-1329                      successor duly elected   for various organizational     companies,
(1940)                          and qualified.           management business            including 58
                                Director of FAIF since   ventures; Owner, Chairman      portfolios
                                April 1991.              and Chief Executive Officer,
                                                         Community Resource
                                                         Partnerships, Inc., a
                                                         corporation engaged in
                                                         strategic planning,
                                                         operations management,
                                                         government relations,
                                                         transportation planning and
                                                         public relations; Owner,
                                                         Chairman and Chief Executive
                                                         Officer, Excensus(TM) LLC, a
                                                         strategic demographic
                                                         planning and application
                                                         development firm.

Virginia L.       Chair;        Chair term three         Governance consultant and      First American      None
Stringer,         Director      years. Director term     non-profit board member;       Funds Complex:
P.O. Box 1329,                  expiring earlier of      former Owner and President,    twelve registered
Minneapolis, MN                 death, resignation,      Strategic Management           investment
55440-1329                      removal,                 Resources, Inc., a             companies,
(1944)                          disqualification, or     management consulting firm;    including 58
                                successor duly elected   Chair, Saint Paul Riverfront   portfolios
                                and qualified. Chair     Corporation, since 2005.
                                of FAIF's Board since
                                September 1997;
                                Director of FAIF since
                                September 1987.

James M. Wade,    Director      Term expiring earlier    Owner and President, Jim       First American      None
P.O. Box 1329,                  of death, resignation,   Wade Homes, a homebuilding     Funds Complex:
Minneapolis, MN                 removal,                 company.                       twelve registered
55440-1329                      disqualification, or                                    investment
(1943)                          successor duly elected                                  companies,
                                and qualified.                                          including 58
                                Director of FAIF since                                  portfolios
                                August 2001.

----------
* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS

                                             TERM OF OFFICE
  NAME, ADDRESS, AND    POSITION(S) HELD      AND LENGTH OF
   YEAR OF BIRTH            WITH FUND         TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------   ----------------   -------------------   -------------------------------------------------------
Thomas S. Schreier,     President          Re-elected by the     Chief Executive Officer of FAF Advisors, Inc.; Chief
Jr., FAF Advisors,                         Board annually;       Investment Officer of FAF Advisors, Inc. since
Inc.,                                      President of FAIF     September 2007.
800 Nicollet Mall,                         since February 2001
Minneapolis, MN 55402
(1962) *

Jeffery M. Wilson,      Vice President     Re-elected by the     Senior Vice President of FAF Advisors, Inc.
FAF Advisors, Inc.      - Administration   Board annually;
800 Nicollet Mall,                         Vice President -
Minneapolis, MN 55402                      Administration of
(1956) *                                   FAIF since March
                                           2000

                                             TERM OF OFFICE
  NAME, ADDRESS, AND    POSITION(S) HELD      AND LENGTH OF
   YEAR OF BIRTH            WITH FUND         TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------   ----------------   -------------------   -------------------------------------------------------
Charles D. Gariboldi,   Treasurer          Re-elected by the     Mutual Funds Treasurer, FAF Advisors, Inc., since
Jr. FAF Advisors,                          Board annually;       October 2004; prior thereto, Vice President -
Inc.                                       Treasurer of FAIF     Investment Accounting and Fund Treasurer, Thrivent
800 Nicollet Mall,                         Since December 2004   Financial for Lutherans.
Minneapolis, MN 55402
(1959) *

Jill M. Stevenson,      Assistant          Re-elected by the     Mutual Funds Assistant Treasurer, FAF Advisors, Inc.
FAF Advisors, Inc.      Treasurer          Board annually;       since September 2005; prior thereto, Director and
800 Nicollet Mall,                         Assistant             Senior Project Manager, FAF Advisors, Inc.
Minneapolis, MN 55402                      Treasurer of FAIF
(1965) *                                   since September
                                           2005

David H. Lui,           Chief Compliance   Re-elected by the     Chief Compliance Officer, FAF Advisors, Inc. since
FAF Advisors, Inc.      Officer            Board annually;       March 2005; prior thereto, Chief Compliance Officer,
800 Nicollet Mall,                         Chief Compliance      Franklin Advisors, Inc. and Chief Compliance Counsel,
Minneapolis, MN 55402                      Officer of FAIF       Franklin Templeton Investments.
(1960) *                                   since
                                           March 2005

Jason K. Mitchell       Anti-Money         Re-elected by the     Compliance Manager, FAF Advisors, Inc. since June
FAF Advisors, Inc.      Laundering         Board annually;       2006; prior thereto, Compliance Analyst, FAF Advisors,
800 Nicollet Mall,      Officer            Anti-Money            Inc. from October 2004 through June 2006.
Minneapolis, MN 55402                      Laundering Officer
(1976) *                                   of FAIF since
                                           December 2008 and
                                           from September
                                           2006 through
                                           August 2008

Kathleen L.             Secretary          Re-elected by the     Deputy General Counsel, FAF Advisors, Inc., since
Prudhomme,                                 Board annually;       November 2004; prior thereto, Partner, Dorsey &
FAF Advisors, Inc.                         Secretary of FAIF     Whitney LLP, a Minneapolis-based law firm.
800 Nicollet Mall,                         since December
Minneapolis, MN 55402                      2004; prior
(1953) *                                   thereto, Assistant
                                           Secretary of FAIF
                                           since September
                                           1998

Richard J. Ertel,       Assistant          Re-elected by the     Counsel, FAF Advisors, Inc., since May 2006; prior
FAF Advisors, Inc.,     Secretary          Board annually;       thereto, Counsel, Ameriprise Financial Services, Inc.
800 Nicollet Mall,                         Assistant             from September 2004 to May 2006.
Minneapolis, MN 55402                      Secretary of FAIF
(1967) *                                   since June 2006
                                           and from June 2003
                                           through August 2004

Michael W. Kremenak,    Assistant          Re-elected by the     Counsel, FAF Advisors, Inc., since January 2009; prior
FAF Advisors, Inc.,     Secretary          Board annually;       thereto, Associate, Skadden, Arps, Slate, Meagher &
800 Nicollet Mall,                         Assistant             Flom LLP from September 2005 to January 2009.
Minneapolis, MN 55402                      Secretary of FAIF
(1978) *                                   since February 2009


James D. Alt,           Assistant          Re-elected by the     Partner, Dorsey & Whitney LLP, a Minneapolis-based law
Dorsey & Whitney LLP    Secretary          Board annually;       firm.
50 South Sixth                             Assistant
Street, Suite 1500,                        Secretary of FAIF
Minneapolis, MN 55402                      since December
(1951)                                     2004; Secretary of
                                           FAIF from June
                                           2002 through
                                           December 2004;
                                           Assistant
                                           Secretary of FAIF
                                           from September
                                           1998 through June
                                           2002

James R. Arnold,        Assistant          Re-elected by the     Senior Vice President, U.S. Bancorp Fund Services, LLC.
U.S. Bancorp Fund       Secretary          Board annually;
Services, LLC,                             Assistant
615 E. Michigan                            Secretary of FAIF
Street, Milwaukee, WI                      since June 2003
53202 (1957)*

----------
*    Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and
     Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, which serves as investment advisor and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                          NUMBER OF FUND
                                                                                             COMPLEX
                                                                                            COMMITTEE
                                                                                          MEETINGS HELD
                                                                                          DURING FAIF'S
                                                                                          FISCAL PERIOD
                          COMMITTEE FUNCTION                      COMMITTEE MEMBERS       ENDED 6/30/09
----------   ----------------------------------------------   -------------------------   --------------
Audit        The purposes of the Committee are (1) to            Leonard W. Kedrowski           6
Committee    oversee the Funds' accounting and financial               (Chair)
             reporting policies and practices, their            Benjamin R. Field III
             internal controls and, as appropriate, the             John P. Kayser
             internal controls of certain service                Richard K. Riederer
             providers; (2) to oversee the quality of the        Virginia L. Stringer
             Funds' financial statements and the                     (ex-officio)
             independent audit thereof; (3) to assist Board
             oversight of the Funds' compliance with legal
             and regulatory requirements; and (4) to act as
             a liaison between the Funds' independent
             auditors and the full Board of Directors. The
             Audit Committee, together with the Board of
             Directors, has the ultimate authority and
             responsibility to select, evaluate and, where
             appropriate, replace the outside auditor (or
             to nominate the outside auditor to be proposed
             for shareholder approval in any proxy
             statement).

Pricing      The Committee is responsible for valuing          Roger A. Gibson (Chair)          5
Committee    portfolio securities for which market              Benjamin R. Field III
             quotations are not readily available, pursuant         James M. Wade
             to procedures established by the Board of           Virginia L. Stringer
             Directors.                                              (ex-officio)


Governance    The Committee has responsibilities relating     Joseph D. Strauss (Chair)         2
Committee    to (1) Board and Committee composition                 James M. Wade
             (including, interviewing and recommending to         Victoria J. Herget
             the Board nominees for election as directors;       Virginia L. Stringer
             reviewing the independence of all independent           (ex-officio)
             directors; reviewing Board composition to
             determine the appropriateness of adding
             individuals with different backgrounds or
             skills; reporting to the Board on which
             current and potential members of the Audit
             Committee qualify as Audit Committee Financial
             Experts; recommending a successor to the Board
             Chair when a vacancy occurs; consulting with
             the Board Chair on Committee assignments; and
             in anticipation of the Board's request for
             shareholder approval of a slate of directors,
             recommending to the Board the slate of
             directors to be presented for Board and
             shareholder approval); (2) Committee structure
             (including, at least annually, reviewing each
             Committee's structure and membership and
             reviewing each Committee's charter and
             suggesting changes thereto); (3) director
             education (including developing an annual
             education calendar; monitoring independent
             director attendance at educational seminars
             and conferences; developing and conducting
             orientation sessions for new independent
             directors; and managing the Board's education
             program in a cost-effective manner); and (4)
             governance practices (including reviewing and
             making recommendations regarding director
             compensation and director expenses; monitoring
             director investments in the Funds; monitoring
             compliance with director retirement policies;
             reviewing compliance with the prohibition from
             serving on the board of directors of mutual
             funds that are not part of the First American
             Fund Complex; if requested, assisting the
             Board Chair in overseeing self-evaluation

                                                                                          NUMBER OF FUND
                                                                                             COMPLEX
                                                                                            COMMITTEE
                                                                                          MEETINGS HELD
                                                                                          DURING FAIF'S
                                                                                          FISCAL PERIOD
                          COMMITTEE FUNCTION                      COMMITTEE MEMBERS       ENDED 6/30/09
----------   ----------------------------------------------   -------------------------   --------------
             process; in collaboration with outside
             counsel, developing policies and procedures
             addressing matters which should come before
             the Committee in the proper exercise of its
             duties; reviewing the Board's adherence to
             industry "best practices;" reviewing and
             recommending changes in Board governance
             policies, procedures and practices; reporting
             the Committee's activities to the Board and
             making such recommendations; reviewing and, as
             appropriate; recommending that the Board make
             changes to the Committee's charter).

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the 1940 Act;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex, including in each case the value of fund shares elected by Directors in the directors' deferred compensation plan.

                                                    AGGREGATE DOLLAR RANGE
                                                     OF EQUITY SECURITIES
                            DOLLAR RANGE OF             IN THE FIRST
  NAME OF DIRECTOR     EQUITY SECURITIES IN FAIF   AMERICAN FUNDS COMPLEX*
--------------------   -------------------------   -----------------------
Benjamin R. Field III       $10,001-$50,000             Over $100,000
Roger A. Gibson              Over $100,000              Over $100,000
Victoria J. Herget           Over $100,000              Over $100,000
John P. Kayser               Over $100,000              Over $100,000
Leonard W. Kedrowski         Over $100,000              Over $100,000
Richard K. Riederer          Over $100,000              Over $100,000
Joseph D. Strauss            Over $100,000              Over $100,000
Virginia L. Stringer         Over $100,000              Over $100,000
James M. Wade                Over $100,000              Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2009.

     As of October 15, 2009, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

COMPENSATION

     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

          - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

          - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

          - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

          - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A Director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that Director would have received for attending, in-person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair and each Director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the First American Family of Funds.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

     The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, Mount Vernon Trust, and FACEF collectively (column 5) during the fiscal year ended June 30, 2009. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year or fiscal period.

Compensation during Fiscal Year Ended June 30, 2009

                                     AGGREGATE         PENSION OR                            TOTAL COMPENSATION
                                   COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                       FROM        ACCRUED AS PART OF      BENEFITS UPON    FUND COMPLEX PAID TO
NAME OF PERSON, POSITION          REGISTRANT (1)       FUND EXPENSES        RETIREMENT          DIRECTORS (2)
-------------------------------   --------------   -------------------   ----------------   --------------------
Benjamin R. Field III, Director      $136,716              -0-                  -0-               $200,250
Roger A. Gibson, Director             147,770              -0-                  -0-                216,375
Victoria J. Herget, Director          149,244              -0-                  -0-                218,500
John P. Kayser, Director              132,961              -0-                  -0-                194,750
Leonard W. Kedrowski, Director        153,101              -0-                  -0-                224,250
Richard K. Riederer, Director         133,473              -0-                  -0-                195,500
Joseph D. Strauss, Director           145,164              -0-                  -0-                212,625
Virginia L. Stringer, Director
   & Chair                            238,783              -0-                  -0-                349,750
James M. Wade, Director               134,838              -0-                  -0-                197,500

----------
(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $29,591; and Victoria J. Herget, $44,822.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $43,275; and Victoria J. Herget, $65,550.

SALES LOADS

     Directors of the Funds and certain other Fund affiliates may purchase the Funds' Class A shares at net asset value without a sales charge. See the Prospectuses for details.

                                 CODE OF ETHICS

     FAIF, FAF Advisors, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the SEC.

                              PROXY VOTING POLICIES

     The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

     FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2009, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $265 billion, consolidated deposits of more than $169 billion and shareholders' equity of $25.2 billion.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), as amended, FAIF engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the series of FAIF then in existence. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets (before any waivers), as set forth in the table below:

FUND                                   GROSS ADVISORY FEE %
----                                   --------------------
Core Bond Fund                                 0.50
High Income Bond Fund                          0.70
Inflation Protected Securities Fund            0.50
Intermediate Government Bond Fund              0.50
Intermediate Term Bond Fund                    0.50
Short Term Bond Fund                           0.50
Total Return Bond Fund                         0.60
U.S. Government Mortgage Fund                  0.50
Arizona Tax Free Fund                          0.50
California Tax Free Fund                       0.50
Colorado Tax Free Fund                         0.50
Intermediate Tax Free Fund                     0.50
Minnesota Intermediate Tax Free Fund           0.50
Minnesota Tax Free Fund                        0.50
Missouri Tax Free Fund                         0.50
Nebraska Tax Free Fund                         0.50
Ohio Tax Free Fund                             0.50
Oregon Intermediate Tax Free Fund              0.50
Short Tax Free Fund                            0.50
Tax Free Fund                                  0.50

     The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     From time to time, the Advisor may agree to contractual or voluntary fee waivers (or reimbursements) on the Funds. A contractual fee waiver (or reimbursement) may not be terminated without the approval of the Board of Directors of FAIF prior to the end of the contractual period. A contractual waiver (or reimbursement) may be discontinued by the Advisor at any point thereafter. A voluntary fee waiver (or reimbursement) may be discontinued by the Advisor at any time. Contractual and voluntary fee waivers (or reimbursements) will be set forth in the Funds' Prospectuses. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

     The following table sets forth total advisory fees before waivers and after waivers for each Fund for the fiscal years ended June 30, 2007, June 30, 2008, and June 30, 2009:

                                            FISCAL YEAR ENDED                FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                              JUNE 30, 2007                    JUNE 30, 2008                   JUNE 30, 2009
                                    ------------------------------   ------------------------------   ------------------------------
                                     ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE    ADVISORY FEE
FUND                                BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
---------------------------------   --------------   -------------   --------------   -------------   --------------   -------------
Core Bond Fund                        $8,798,340     $7,780,479        $8,264,262     $7,301,988        $6,463,551     $5,616,273
High Income Bond Fund                  1,881,003      1,352,241         1,772,113      1,252,833         1,244,080        775,767
Inflation Protected Securities
   Fund                                1,647,597        957,956         1,307,444        711,566         1,084,576        535,400
Intermediate Government Bond
   Fund                                  198,072             --(1)        286,383         15,863           589,976        217,570
Intermediate Term Bond Fund            4,288,699      3,805,205         3,959,470      3,517,146         3,542,694      3,087,761
Short Term Bond Fund                   2,314,192      1,439,839         1,727,361      1,004,154         1,616,835        911,949
Total Return Bond Fund                 3,596,965      2,836,969         6,050,535      4,855,983         4,601,085      3,641,944
U.S. Government Mortgage Fund            816,259        476,605           742,878        396,168           614,607        269,761
Arizona Tax Free Fund                    138,213             --(1)        144,351             --(1)        122,932             --(1)
California Tax Free Fund                 188,316             --(1)        199,996             --(1)        336,498             --(1)
Colorado Tax Free Fund                   117,350             --(1)        114,795             --(1)        216,673             --(1)
Intermediate Tax Free Fund             3,128,701      2,674,306         3,089,673      2,674,331         3,287,390      2,796,361
Minnesota Intermediate Tax Free
   Fund                                  992,725        752,160           957,861        729,409           958,119        674,755
Minnesota Tax Free Fund                  852,931        599,164           866,712        609,708           751,891        414,527
Missouri Tax Free Fund                   799,608        555,043           797,616        552,095           738,462        488,324
Nebraska Tax Free Fund                   200,007             --(1)        192,020             --(1)        187,138             --(1)
Ohio Tax Free Fund                       211,667             --(1)        227,153             --(1)        232,937             --(1)
Oregon Intermediate Tax Free Fund        609,795        402,080           609,599        404,259           632,057        412,836
Short Tax Free Fund                    1,013,458        545,583           761,835        370,044           796,650        381,836
Tax Free Fund                          2,687,624      2,264,314         2,682,998      2,264,794         2,100,465      1,650,646

----------
(1) Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were agreed upon by the Fund and the Advisor.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectuses and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, "Intermediary," and collectively, "Intermediaries") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary's organization.

     These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' Prospectuses and described above because they are not paid by the Funds.

     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the

First American Funds or that make First American Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary's personnel about the First American Funds and shareholder financial planning needs, placement on the Intermediary's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

     The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary's customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset based but also may include the payment of a lump sum.

     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset based.

     Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. Such exceptions include instances in which an Intermediary does not receive distribution fees with respect to a Fund share class which provides a distribution fee, in which case such Intermediary may receive up to 0.50% of the average net assets of that Fund share class attributable to that Intermediary on an annual basis. U.S. Bank, N.A. and its affiliates may be eligible to receive payments that exceed 0.35% of the average net assets of Fund shares attributable to U.S. Bank, N.A. or its affiliates on an annual basis. In addition, in connection with the sale of a business by the Advisor's parent company, U.S. Bank, N.A., to Great-West Life & Annuity Insurance Company ("Great-West"), the Advisor has entered into a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

     From time to time, the Advisor and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

     Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2009:

401(k) Company, Inc. (The)
ADP Broker-Dealer, Inc.
American Enterprise Investment Services, Inc.
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus (formerly BISYS Retirement Services, Inc.)
Benefit Plans Administrative Services, Inc.
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
Country Trust Bank
CPI Qualified Plan Consultants, Inc.
D.A. Davidson & Co.
Digital Retirement Solutions, Inc.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC / National Financial Services LLC / Fidelity
   Investments Institutional Operations Company, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fintegra, LLC
Genesis Employee Benefits, Inc. DBA America's VEBA Solution
GWFS Equities, Inc.
Hewitt Associates LLC
ICMA Retirement Corporation
ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly
   CitiStreet LLC / CitiStreet Advisors LLC)
ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC Janney Montgomery Scott LLC
J.P. Morgan Retirement Plan Services, LLC
Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Mid Atlantic Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC
MSCS Financial Services, LLC
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
NYLife Distributors LLC
Pershing LLC
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Prudential Investment Management Services, LLC / Prudential Investments LLC Raymond James & Associates / Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stifel, Nicolaus & Co., Inc.
SunGard Institutional Brokerage Inc.
Symetra Life Insurance Company
T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.
TD Ameritrade Trust Company (formerly Fiserv Trust Company/International
   Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC
UBS Financial Services, Inc.
Unified Trust Company, N.A.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
VALIC Retirement Services Company (formerly AIG Retirement Services Company) Vanguard Group, Inc.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST
   Capital Trust Company)
Woodbury Financial Services, Inc.

     Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2009 are not reflected.

ADMINISTRATOR

     FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and FAIF, dated July 1, 2006. U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between the Administrator and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various legal, oversight, administrative, and accounting services. The Funds pay the Administrator administration fees, which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to USBFS, as sub-administrator, are paid from the administration fee. In addition to these fees, the Funds may reimburse the Administrator for any out-of-pocket expenses incurred in providing administration services.

     The following table sets forth total administrative fees, after waivers, paid by each Fund listed below to the Administrator and USBFS for the fiscal years ended June 30, 2007, June 30, 2008, and June 30, 2009:

                                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                     JUNE 30, 2007       JUNE 30, 2008       JUNE 30, 2009
------------------------------------   -----------------   -----------------   -----------------
Core Bond Fund                             $3,890,198          $3,643,554          $2,812,035
High Income Bond Fund                         595,479             556,303             387,076
Inflation Protected Securities Fund           733,425             577,013             471,355
Intermediate Government Bond Fund              88,392             125,072             257,307
Intermediate Term Bond Fund                 1,908,661           1,745,816           1,541,474
Short Term Bond Fund                        1,026,892             764,278             704,284
Total Return Bond Fund                      1,293,655           2,255,056           1,667,195
U.S. Government Mortgage Fund                 362,655             323,012             267,334
Arizona Tax Free Fund                          61,522              62,842              53,501
California Tax Free Fund                       83,980              87,446             147,684
Colorado Tax Free Fund                         52,117              49,768              95,299
Intermediate Tax Free Fund                  1,392,829           1,364,196           1,431,161
Minnesota Intermediate Tax Free Fund          442,655             422,395             416,950
Minnesota Tax Free Fund                       379,744             381,768             327,147
Missouri Tax Free Fund                        356,037             351,363             321,346
Nebraska Tax Free Fund                         88,906              83,714              81,464
Ohio Tax Free Fund                             94,319              99,562             101,395
Oregon Intermediate Tax Free Fund             271,584             268,069             275,166
Short Tax Free Fund                           451,236             336,382             346,853
Tax Free Fund                               1,193,928           1,181,356             913,639

TRANSFER AGENT

     USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the "Transfer Agent Agreement") between USBFS and FAIF dated July 1, 2006. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

     The following table sets forth transfer agent fees paid by the Funds to USBFS for the fiscal years ended June 30, 2007, June 30, 2008, and June 30, 2009:

                                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                     JUNE 30, 2007       JUNE 30, 2008       JUNE 30, 2009
------------------------------------   -----------------   -----------------   -----------------
Core Bond Fund                              $249,886            $219,760            $197,738
High Income Bond Fund                        118,170             109,184             117,660
Inflation Protected Securities Fund           91,151              90,007              90,000
Intermediate Government Bond Fund             53,824              54,000              54,000
Intermediate Term Bond Fund                   57,013              54,000              54,000
Short Term Bond Fund                         117,083             102,261              91,017
Total Return Bond Fund                       110,026             107,999             108,000
U.S. Government Mortgage Fund                110,169             107,999             108,000
Arizona Tax Free Fund                         72,573              72,000              72,000
California Tax Free Fund                      72,307              72,000              72,000
Colorado Tax Free Fund                        72,576              72,000              72,000
Intermediate Tax Free Fund                    54,665              54,000              54,000
Minnesota Intermediate Tax Free Fund          54,682              54,000              54,000
Minnesota Tax Free Fund                       77,570              72,000              72,000
Missouri Tax Free Fund                        72,125              72,000              72,000
Nebraska Tax Free Fund                        72,390              72,000              72,000
Ohio Tax Free Fund                            72,097              72,000              72,000
Oregon Intermediate Tax Free Fund             53,961              54,000              54,000
Short Tax Free Fund                           53,227              54,000              54,000
Tax Free Fund                                 75,047              72,000              72,000

DISTRIBUTOR

     Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of U.S. Bancorp.

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Intermediaries") which enter into sales agreements with the Distributor. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S. Bank are Participating Intermediaries.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares of each Fund for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to intermediaries purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to intermediaries through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Intermediaries in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended June 30, 2007, June 30, 2008, and June 30, 2009:

                         TOTAL UNDERWRITING COMMISSIONS

                                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                     JUNE 30, 2007       JUNE 30, 2008       JUNE 30, 2009
----                                   -----------------   -----------------   -----------------
Core Bond Fund                             $ 41,491             $ 46,620           $ 54,274
High Income Bond Fund                        35,818               22,250             44,402
Inflation Protected Securities Fund           5,810                4,596             67,072
Intermediate Government Bond Fund               671               17,068             36,305
Intermediate Term Bond Fund                   7,064                4,605             15,555
Short Term Bond Fund                          5,976                5,947            149,811
Total Return Bond Fund                        8,437               39,564             43,020
U.S. Government Mortgage Fund                20,319                3,858             63,986
Arizona Tax Free Fund                        15,362               12,335              8,277
California Tax Free Fund                     48,994               64,530            104,957
Colorado Tax Free Fund                        6,000                6,916             15,957
Intermediate Tax Free Fund                      914                5,437             92,784
Minnesota Intermediate Tax Free Fund          6,123               27,853             43,914
Minnesota Tax Free Fund                     330,339              357,965            297,705
Missouri Tax Free Fund                       59,848               18,993             50,118
Nebraska Tax Free Fund                        7,782               15,672             39,786
Ohio Tax Free Fund                            1,275                3,508             14,193
Oregon Intermediate Tax Free Fund             1,439                6,097             63,744
Short Tax Free Fund                           2,243                   39              8,796
Tax Free Fund                                48,169               55,389            114,546

                   UNDERWRITING COMMISSIONS RETAINED BY QUASAR

                                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                     JUNE 30, 2007       JUNE 30, 2008      JUNE 30, 2009
----                                   -----------------   -----------------   -----------------
Core Bond Fund                              $ 3,895            $ 4,547             $ 4,100
High Income Bond Fund                         4,993              1,584               2,482
Inflation Protected Securities Fund             344                335               4,584
Intermediate Government Bond Fund               186              4,313               4,734
Intermediate Term Bond Fund                   1,098                918               2,060
Short Term Bond Fund                            887                917              15,688
Total Return Bond Fund                          969              3,384               2,541
U.S. Government Mortgage Fund                 1,935                424               4,798
Arizona Tax Free Fund                           998                898                 442
California Tax Free Fund                      4,588              5,050               5,547
Colorado Tax Free Fund                          451                501               3,667
Intermediate Tax Free Fund                      107              1,049               4,161
Minnesota Intermediate Tax Free Fund            777              4,946               6,269
Minnesota Tax Free Fund                      25,975             40,301              11,198
Missouri Tax Free Fund                        5,594              1,401               2,881
Nebraska Tax Free Fund                          663              1,042               2,389
Ohio Tax Free Fund                               71                254                 771
Oregon Intermediate Tax Free Fund               205                777               2,046
Short Tax Free Fund                             582                  6                 431
Tax Free Fund                                 4,229              4,262               6,127

     The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year ended June 30, 2009:

                                       NET UNDERWRITING   COMPENSATION ON
                                         DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                          COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                       ----------------   ---------------   -----------   -------------
Core Bond Fund                               $4,100           $11,625            --            --
High Income Bond Fund                         2,482             7,818            --            --
Inflation Protected Securities Fund           4,584                --            --            --
Intermediate Government Bond Fund             4,734            24,957            --            --
Intermediate Term Bond Fund                   2,060                --            --            --
Short Term Bond Fund                         15,688               747            --            --
Total Return Bond Fund                        2,541             8,671            --            --
U.S. Government Mortgage Fund                 4,798             4,672            --            --
Arizona Tax Free Fund                           442                48            --            --
California Tax Free Fund                      5,547             5,211            --            --
Colorado Tax Free Fund                        3,667             1,006            --            --
Intermediate Tax Free Fund                    4,161            14,979            --            --
Minnesota Intermediate Tax Free Fund          6,269               846            --            --
Minnesota Tax Free Fund                      11,198             7,299            --            --
Missouri Tax Free Fund                        2,881                 2            --            --
Nebraska Tax Free Fund                        2,389                --            --            --
Ohio Tax Free Fund                              771                --            --            --
Oregon Intermediate Tax Free Fund             2,046                --            --            --
Short Tax Free Fund                             431                --            --            --
Tax Free Fund                                 6,127               381            --            --

* As disclosed below, the Funds also paid fees to the Distributor under FAIF's Rule 12b-1 Distribution and Service Plan. The Distributor is compensated from fees earned by U.S. Bancorp Fund Services, LLC, under a separate arrangement as part of the Sub-Administration Agreement between FAF Advisors and U.S. Bancorp Fund Services, LLC.

     FAIF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the Plan are used for primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, except that portion which is reallowed to Participating Intermediaries. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

     The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal year ended June 30, 2009 with respect to the Class A shares, Class B shares, Class C shares, and Class R shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y shares.

                         FISCAL YEAR ENDED JUNE 30, 2009
                                 RULE 12B-1 FEES

                                        CLASS A   CLASS B    CLASS C   CLASS R
FUND                                    SHARES     SHARES    SHARES     SHARES
----                                   --------   -------   --------   -------
Core Bond Fund                         $200,465   $63,164   $ 37,351   $ 1,631
High Income Bond Fund                    53,287    23,524     48,809     1,052
Inflation Protected Securities Fund      10,243        --      6,666     5,860
Intermediate Government Bond Fund        17,919        *,          *         *
Intermediate Term Bond Fund              35,460         *          *         *
Short Term Bond Fund                     83,891         *          *         *
Total Return Bond Fund                   31,757    18,680     26,970     1,674

                         FISCAL YEAR ENDED JUNE 30, 2009
                                 RULE 12B-1 FEES

                                        CLASS A   CLASS B    CLASS C   CLASS R
FUND                                    SHARES     SHARES    SHARES     SHARES
----                                   --------   -------   --------   -------
U.S. Government Mortgage Fund            24,824    32,474     20,709     9,949
Arizona Tax Free Fund                    15,775         *      9,162         *
California Tax Free Fund                 20,837         *     18,867         *
Colorado Tax Free Fund                   19,562         *     18,689         *
Intermediate Tax Free Fund               14,117         *          *         *
Minnesota Intermediate Tax Free Fund     11,658         *          *         *
Minnesota Tax Free Fund                 134,170         *    124,714         *
Missouri Tax Free Fund                   53,974         *      3,551         *
Nebraska Tax Free Fund                   14,037         *     13,931         *
Ohio Tax Free Fund                        1,856         *      1,736         *
Oregon Intermediate Tax Free Fund        10,304         *          *         *
Short Tax Free Fund                       3,859         *          *         *
Tax Free Fund                            16,207         *     19,565         *

----------
*    Class was not in operation during this fiscal period.

     The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Intermediaries for the fiscal year ended June 30, 2009 with respect to the Class A shares, Class B shares, Class C shares, and Class R shares of the Funds.

                         FISCAL YEAR ENDED JUNE 30, 2009

                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES
                                       --------------   --------------   --------------   --------------
Core Bond Fund                            $ 185,675        $ 62,112         $ 30,346           $ 1,104
High Income Bond Fund                        51,062          23,074           42,281             1,047
Inflation Protected Securities Fund          10,226               *            2,621             5,844
Intermediate Government Bond Fund            16,587               *                *                 *
Intermediate Term Bond Fund                  32,653               *                *                 *
Short Term Bond Fund                         74,866               *                *                 *
Total Return Bond Fund                       30,870          17,963           14,809             1,675
U.S. Government Mortgage Fund                24,082          32,058           19,245             9,929
Arizona Tax Free Fund                        15,681               *            6,923                 *
California Tax Free Fund                     20,399               *            7,687                 *
Colorado Tax Free Fund                       19,326               *           14,285                 *
Intermediate Tax Free Fund                   10,372               *                *                 *
Minnesota Intermediate Tax Free Fund          8,632               *                *                 *
Minnesota Tax Free Fund                     132,805               *           83,319                 *
Missouri Tax Free Fund                       52,665               *            2,476                 *
Nebraska Tax Free Fund                       13,928               *            9,268                 *
Ohio Tax Free Fund                            1,859               *              675                 *
Oregon Intermediate Tax Free Fund             9,255               *                *                 *
Short Tax Free Fund                           3,861               *                *                 *
Tax Free Fund                                13,798               *           15,085                 *

----------
*    Class was not in operation during this fiscal period.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodian. U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the "Custodian"). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

     As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds' portfolio managers as of June 30, 2009.

                                                                                       AMOUNT SUBJECT
                                                                                            TO
                                                          NUMBER OF                    PERFORMANCE-BASED
PORTFOLIO MANAGER          TYPE OF ACCOUNT MANAGED        ACCOUNTS         ASSETS           FEE
-----------------      --------------------------------   ---------   --------------   -----------------
Christopher L. Drahn   Registered Investment Company          3       $230.8 million                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         4        $91.4 million                 0
Jeffrey J. Ebert       Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                        14       $815.9 million       1 account -
                                                                                        $142.4 million
John T. Fruit          Registered Investment Company          1        $66.7 million                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         0                    0                 0
Michael S. Hamilton    Registered Investment Company          1       $431.5 million                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         2       $177.0 million                 0
Gregory A. Hanson      Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         3       $870.0 million                 0
Wan-Chong Kung         Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                        20       $629.0 million
Chris J. Neuharth      Registered Investment Company          5       $642.8 million                 0
                       Other Pooled Investment Vehicles       1         $1.1 billion                 0
                       Other Accounts                        13         $1.2 billion       1 account -
                                                                                          $175 million
Marie A. Newcome       Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       1         $1.1 billion                 0
                       Other Accounts                        31       $400.0 million                 0
Jason J. O'Brien       Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         7        $40.0 million                 0
Timothy A. Palmer      Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       1       $101.2 million                 0
                       Other Accounts                        13       $603.0 million                 0
Jeffrey T. Schmitz     Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         0                    0                 0

                                                                                       AMOUNT SUBJECT
                                                                                            TO
                                                          NUMBER OF                    PERFORMANCE-BASED
PORTFOLIO MANAGER          TYPE OF ACCOUNT MANAGED        ACCOUNTS         ASSETS           FEE
-----------------      --------------------------------   ---------   --------------   -----------------
Michael L. Welle       Registered Investment Company          0                    0                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         1         $2.0 million                 0
Douglas J. White       Registered Investment Company          3       $230.8 million                 0
                       Other Pooled Investment Vehicles       0                    0                 0
                       Other Accounts                         6       $140.7 million                 0

     SIMILAR ACCOUNTS. The Funds' portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

COMPENSATION

     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

     Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

     Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

     For managers of the Bond Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is
(i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and
(ii) top quartile performance versus the Lipper industry peer group.

     For managers of the Tax Free Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to an appropriate Lipper industry peer group, and for certain portfolio managers is also based on a subjective component. Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group, and the maximum annual cash incentive is attained at top quartile performance versus the Lipper industry peer group.

     Investment performance is measured on a pre-tax basis, gross of fees for Fund results and for the Lipper industry peer group.

     Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) performance equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

     There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

OWNERSHIP OF FUND SHARES

     The following table indicates as of June 30, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

    A - $0
    B - $1 - $10,000
    C - $10,001 - $50,000
    D - $50,001 - $100,000
    E - $100,001 - $500,000
    F - $500,001 - $1,000,000
    G - More than $1 million

                                                                                   OWNERSHIP IN FUND
PORTFOLIO MANAGER                      FUND                   OWNERSHIP IN FUND         COMPLEX
-----------------      ------------------------------------   ------------------   -----------------
Christopher L. Drahn   California Tax Free Fund                     A                       F
                       Colorado Tax Free Fund                       A
                       Intermediate Tax Free Fund                   A
                       Minnesota Intermediate Tax Free Fund         A
                       Minnesota Tax Free Fund                      A
                       Missouri Tax Free Fund                       A
                       Nebraska Tax Free Fund                       A
                       Ohio Tax Free Fund                           A
                       Oregon Intermediate Tax Free Fund            A
                       Short Tax Free Fund                          A
                       Tax Free Fund                                A
Jeffrey J. Ebert       Core Bond Fund                               C                       D
                       Intermediate Term Bond Fund                  A
                       Total Return Bond Fund                       A
John T. Fruit          High Income Bond Fund                        D                       E
Michael S. Hamilton    Arizona Tax Free Fund                        A                       C
                       California Tax Free Fund                     A
                       Ohio Tax Free Fund                           A
                       Oregon Intermediate Tax Free Fund            A
Gregory A. Hanson      High Income Bond Fund                        A                       E
Wan-Chong Kung         Core Bond Fund                               D                       E
                       Inflation Protected Securities Fund          A
                       Intermediate Government Bond Fund            A
                       Intermediate Term Bond Fund                  A
                       Total Return Bond Fund                       A
Chris J. Neuharth      Core Bond Fund                               E                       E
                       Intermediate Government Bond Fund            A
                       Short Term Bond Fund                         A
                       Total Return Bond Fund                       A
                       U.S. Government Mortgage Fund                A
Marie A. Newcome       Short Term Bond Fund                         A                       C
Jason J. O'Brien       Intermediate Government Bond Fund            A                       D
                       U.S. Government Mortgage Fund                A
Timothy A. Palmer      Core Bond Fund                               A                       B
                       Total Return Bond Fund                       A
Jeffrey T. Schmitz     High Income Bond Fund                        A                       B
Michael L. Welle       Colorado Tax Free Fund                       A                       C
                       Nebraska Tax Free Fund                       A
                       Short Tax Free Fund                          A
Douglas J. White       Arizona Tax Free Fund                        A                       E
                       Intermediate Tax Free Fund                   A
                       Minnesota Intermediate Tax Free Fund         A

                                                                                   OWNERSHIP IN FUND
PORTFOLIO MANAGER                      FUND                   OWNERSHIP IN FUND         COMPLEX
-----------------      ------------------------------------   ------------------   -----------------
                       Minnesota Tax Free Fund                      A
                       Missouri Tax Free Fund                       A
                       Tax Free Fund                                A

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

     In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). However, the Advisor may cause the Funds to pay up in recognition of the value of brokerage and research products and services provided to the Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them form a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research products and services in so-called "soft-dollars". However, the Advisor will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the managing its accounts.

     The types of research products and services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

     The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

     As a general matter, the brokerage and research products and services the Advisor receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.

     In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.

     Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

     When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

     The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended June 30, 2007, June 30, 2008, and June 30, 2009:

                                        FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                           ENDED           ENDED           ENDED
                                       JUNE 30, 2007   JUNE 30, 2008   JUNE 30, 2009
                                       -------------   -------------   -------------
Core Bond Fund                            $ 1,352         $    --         $  1,125
High Income Bond Fund                      36,147          38,569           70,461
Inflation Protected Securities Fund         8,805           2,888              321
Intermediate Government Bond Fund              --              --               --
Intermediate Term Bond Fund                 1,775              --              543
Short Term Bond Fund                        1,131              --               --
Total Return Bond Fund                     37,148          26,392           24,888
U.S. Government Mortgage Fund                 342              --               --
Arizona Tax Free Fund                          --              --               --
California Tax Free Fund                       --              --               --
Colorado Tax Free Fund                         --              --               --
Intermediate Tax Free Fund                     --              --               --
Minnesota Intermediate Tax Free Fund           --              --               --
Minnesota Tax Free Fund                        --              --               --
Missouri Tax Free Fund                         --              --               --
Nebraska Tax Free Fund                         --              --               --
Ohio Tax Free Fund                             --              --               --
Oregon Intermediate Tax Free Fund              --              --               --
Short Tax Free Fund                            --              --               --
Tax Free Fund                                  --              --               --

----------
--   No commissions paid.

     At June 30, 2009, certain Funds held the securities of their "regular brokers or dealers" as follows:

                            REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
FUND                            ISSUING SECURITIES       HELD BY FUND (000)      TYPE OF SECURITIES
----                       --------------------------   --------------------   ----------------------
Core Bond                  Bank of America              $             54,776   Corporate Obligations
                           Bank of America                             1,602   Equity Securities
                           Citigroup                                  31,136   Corporate Obligations
                           Credit Suisse First Boston                  3,045   Corporate Obligations
                           Goldman Sachs                              23,848   Corporate Obligations
                           Greenwich Capital Markets                  10,124   Corporate Obligations
                           JPMorgan Chase                             31,668   Corporate Obligations
                           Barclays                                    6,182   Corporate Obligations
                           Merrill Lynch                              33,607   Corporate Obligations
                           Morgan Stanley                             37,196   Corporate Obligations
                           UBS Warburg                                22,375   Corporate Obligations

High Income Bond           Bank of America              $                513   Equity Securities
                           Citigroup                                     390   Corporate Obligations

Inflation Protected        Bank of America                              $170   Equity Securities
Securities                 Citigroup                                   1,094   Corporate Obligations
                           Greenwich Capital Markets                   1,616   Corporate Obligations
                           Merrill Lynch                                 661   Corporate Obligations

Intermediate Term Bond     Bank of America              $             26,422   Corporate Obligations
                           Bank of America                               696   Equity Securities
                           Citigroup                                  23,742   Corporate Obligations
                           Credit Suisse First Boston                  7,882   Corporate Obligations
                           Goldman Sachs                              13,929   Corporate Obligations
                           Greenwich Capital Markets                   4,013   Corporate Obligations
                           JPMorgan Chase                             14,635   Corporate Obligations
                           Merrill Lynch                               9,516   Corporate Obligations
                           Morgan Stanley                             13,675   Corporate Obligations
                           UBS Warburg                                   690   Corporate Obligations

Short Term Bond            Bank of America              $             10,061   Corporate Obligations
                           Citigroup                                  15,603   Corporate Obligations
                           Credit Suisse First Boston                  2,586   Corporate Obligations
                           Goldman Sachs                               4,760   Corporate Obligations
                           Greenwich Capital Markets                   8,518   Corporate Obligations
                           JPMorgan Chase                             16,619   Corporate Obligations
                           Merrill Lynch                               1,217   Corporate Obligations
                           Morgan Stanley                              8,200   Corporate Obligations

Total Return Bond          Bank of America              $             10,465   Corporate Obligations
                           Bank of America                             2,001   Equity Securities
                           Citigroup                                  23,947   Corporate Obligations
                           Goldman Sachs                              43,716   Corporate Obligations
                           Greenwich Capital Markets                   6,320   Corporate Obligations
                           JPMorgan Chase                             30,205   Corporate Obligations
                           Barclays                                    4,434   Corporate Obligations
                           Merrill Lynch                              18,611   Corporate Obligations
                           Morgan Stanley                             17,860   Corporate Obligations
                           UBS Warburg                                12,214   Corporate Obligations

U.S. Government Mortgage   Bank of America              $              1,311   Corporate Obligations
Fund                       Greenwich Capital Markets                   2,304   Corporate Obligations
                           JPMorgan Chase                                273   Corporate Obligations
                           Barclays                                      576   Corporate Obligations
                           Merrill Lynch                                 400   Corporate Obligations
                           Morgan Stanley                                109   Corporate Obligations
                           UBS Warburg                                   188   Corporate Obligations

                                  CAPITAL STOCK

     Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

     The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

     As of October 9, 2009, the directors and officers of FAIF as a group owned less than 1% of each Fund's outstanding shares and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y    CLASS R
                                 -------   -------   -------   -------    -------
ARIZONA TAX FREE
MS&CO FBO                         14.92%
TAYLOR TRUST FARMS LLC A
PARTNERSHIP
ROBERT W MOORE MGR
PO BOX 128
WADDELL AZ 85355-0128

RAMESH C                           6.36%
PATRI
4733 E QUARTZ MOUNTAIN RD
PARADISE VLY AZ
85253-3202

UBS FINANCIAL SERVICES INC. FBO    5.41%
MARIAN HATFIELD TTEE
JMA SUBTRUST
U/A DTD 06/30/99
9411 W KERRY LN
PEORIA AZ 85382-3691

WILLIAM BLAIR & CO. L.L.C.                             15.55%
MARTHA ELFRIEDE BROWN
222 W ADAMS STREET
CHICAGO IL 60606-5312

MS&CO FBO                                              10.99%
THOMAS A STEELE TTEE
SARABELLE STEELE REV
LIV TR U/A DTD 4/24/2001
17 HARBORVIEW DR
RYE NH 03870-6119

MS&CO FBO                                               9.07%
LOIS A DOYLE TTEE
LOIS ANNE DOYLE TR U/A
DTD 07/21/1994
9608 W PINERIDGE DR
SUN CITY AZ 85351-2443

FIRST CLEARING, LLC                                     8.68%
DONALD L FLAMM REV TRUST TRUST
DONALD L FLAMM TTEE
6115 LINCOLN DR APT 355
EDINA MN 55436-1630

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y    CLASS R
                                 -------   -------   -------   -------    -------
WELLS FARGO INVESTMENTS LLC                             7.31%
625 MARQUETTE AVE S 13TH FLOOR
MINNEAPOLIS MN 55402-2323

NFS LLC FEBO                                            6.88%
HARRIET B MARTIN REVOCABLE LIVIN
HARRIET MARTIN
U/A 10/22/07
5401 W DAILEY ST APT 3111
GLENDALE AZ 85306-4773

FIRST CLEARING, LLC                                     6.50%
THE ROBERT P COURSEY TRUST
8865 E BASELINE RD# 1212
MESA AZ 85209-5300

BAND & CO                                                        73.41%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  15.37%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           8.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CALIFORNIA TAX FREE

U.S. BANCORP INVESTMENTS INC        6.87%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PERSHING LLC                        6.33%
P O BOX 2052
JERSEY CITY NJ 07303-2052

U.S. BANCORP INVESTMENTS INC.                           8.78%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                           8.64%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                           6.88%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                        85.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  11.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                 -------   -------   -------   -------   -------
COLORADO TAX FREE

MERRILL LYNCH PIERCE FENNER &                          12.09%
SMITH
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

UBS FINANCIAL SERVICES INC. FBO                         7.93%
M B E LIMITED PARTNERSHIP
C/O DON DITMARS
A PARTNERSHIP
PO BOX 126
CASTLE ROCK CO 80104-0126

BAND & CO                                                        74.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  12.97%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NFS LLC FEBO                                                      6.44%
ALLIANCE BANK NA
ALLIANCE BANK TRUST DEPARTMENT
160 MAIN ST
ONEIDA NY 13421-1629

CORE BOND

ORCHARD TRUST CO LLC TRUSTEE/C      7.06%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO
80111-5002

ORCHARD TRUST CO LLC TRUSTEE/C                          8.30%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

BAND & CO                                                        56.57%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                          25.34%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  13.89%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST COMPANY TRUSTEE                                                   32.13%
MICHIGAN EDUCATIONAL PERSONNEL
SERV
700 17TH STREET
SUITE 300
DENVER CO 80202-3531

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                 -------   -------   -------   -------   -------
MG TRUST                                                                   17.25%
SHUMATE TRI-CITY LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                       11.06%
IVERSEN & BIONDO ASSOCIATES INC
401K
700 17TH ST STE 300
DENVER CO 80202-3531

TD AMERITRADE TRUST CO                                                     10.13%
PO BOX 17748
DENVER CO 80217-0748

MG TRUST CO CUST FBO                                                        7.83%
MAYWOOD ANDERSON LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST COMPANY CUST. FBO                                                  7.18%
M. LONDON, INC.
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST COMPANY CUST. FBO                                                  5.45%
TECHNOLOGY SALES ASSOCIATES, INC.
700 17TH STREET
SUITE 300
DENVER CO 80202-3531

HIGH INCOME BOND
TRUST CO OF AMERICA                11.40%
PO BOX 6503
ENGLEWOOD CO 80155-6503

CHARLES SCHWAB & CO INC                       5.20%
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MERRILL LYNCH PIERCE FENNER &                           5.10%
SMITH
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

BAND & CO                                                        76.87%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  14.84%
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           6.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                 -------   -------   -------   -------   -------
U S BANCORP INVESTMENTS INC                                                53.99%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

MG TRUST CO CUST FBO                                                       17.68%
WATERSTONE BRANDS INC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST COMPANY CUST. FBO                                                 12.67%
JOHNSON-QUAID VENTURES, LLC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                        7.70%
SCHLESINGER & ASSOCIATES 401K
700 17TH ST STE 300
DENVER CO 80202-3531

INFLATION PROTECTED SECURITIES

NFS LLC FEBO                        8.37%
ALEXANDER PRIMAK JEWELRY INC
2 W 47TH ST
NEW YORK NY 10036-3319

U.S. BANCORP INVESTMENTS INC.       5.31%
60 LIVINGSTON AVE

SAINT PAUL MN 55107-2292

LPL FINANCIAL                                           8.00%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BAND & CO                                                        70.77%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  11.36%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           9.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

ORCHARD TRUST CO LLC TRUSTEE/C                                    6.50%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

PIMS/PRUDENTIAL RETIREMENT                                                 99.89%
AS NOMINEE FOR THE TTEE/CUST
PL 007
PBC MANAGEMENT, INC.
2360 FIFTH ST
MANDEVILLE LA 70471-1923

INTERMEDIATE GOVERNMENT BOND

TD AMERITRADE TRUST CO              9.93%
PO BOX 17748
DENVER CO 80217-0748

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                 -------   -------   -------   -------   -------
TD AMERITRADE TRUST COMPANY         8.81%
PO BOX 17748
DENVER CO 80217-0748


NFS LLC FEBO                        5.74%
ALEXANDER PRIMAK JEWELRY INC
2 W 47TH ST
NEW YORK NY 10036-3319

BAND & CO                                                        36.44%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                     35.82%
US BANCORP CAP
U/A 01-01-1984

60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

CAPINCO                                                          15.57%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                   9.88%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INTERMEDIATE TAX FREE

MSANDCO FBO                         6.76%
JENNIE BATKA
PO BOX 323
OLDWICK NJ 08858-0323

BAND & CO                                                        65.33%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  25.18%
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           8.25%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INTERMEDIATE TERM BOND

ORCHARD TRUST CO LLC TRUSTEE/C      7.20%
FBO
RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

BAND & CO                                                        59.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                          19.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   Class B   Class C   Class Y    Class R
                                 -------   -------   -------   -------    -------
WASHINGTON & CO                                                  14.20%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MINNESOTA INTERMEDIATE TAX FREE

US BANCORP INVESTMENTS INC         8.02%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

ALFRED P GALE                      5.59%
2350 HIGHLAND RD
MAPLE PLAIN MN 55359-9570

BAND & CO                                                        92.50%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MINNESOTA TAX FREE

MERRILL LYNCH PIERCE FENNER                             7.89%
& SMITH
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

BAND & CO                                                        89.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MISSOURI TAX FREE

PERSHING                                                         21.35%
LLC
P O BOX
2052
JERSEY CITY NJ
07303-2052

U S BANCORP INVESTMENTS INC                                      17.73%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                                    10.90%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                                    10.73%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                                     6.11%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                                   85.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                             10.35%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y    CLASS R
                                 -------   -------   -------   -------    -------
NEBRASKA TAX FREE

RBC CAPITAL MARKETS CORP FBO       15.73%
J JOHN GRAINGER
2929 VAN DORN ST
LINCOLN NE 68502-4261

FIRST CLEARING LLC                                      8.87%
& S A MOHANNA TRUST
UAD 5/23/05 TEN COM
702 FORT CROOK RD S STE 343
BELLEVUE NE 68005-7905

RAYMOND JAMES & ASSOC INC                               8.80%
FBO FRANCIS P MATTHEWS & HELEN S
FRANCIS P & HELEN S MATTHEWS JT
TRUST
220 S 216TH CIR
ELKHORN NE 68022-1822

US BANCORP INVESTMENTS INC                              6.12%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                        76.23%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  13.26%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           7.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OHIO TAX FREE

U.S. BANCORP INVESTMENTS INC.      15.40%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.      10.30%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                        8.69%
JOHN SIDELL
3232 CENTRAL PARK WEST STE A
TOLDEO OH 43617-3011

U S BANCORP INVESTMENTS INC         8.11%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC         7.27%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.       7.04%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

                                         Percentage of Outstanding Shares
                                 -----------------------------------------------
                                 Class A   Class B   Class C   Class Y    Class R
                                 -------   -------   -------   -------    -------
U.S. BANCORP INVESTMENTS INC.       7.00%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

ROBERT W BAIRD & CO INC                                17.00%
777 EAST WISCONSIN AVENUE
MILWAUKEE WI 53202-5300

LPL FINANCIAL                                          13.13%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

RAYMOND JAMES & ASSOC INC                              12.82%
FBO EDWIN H TASSET &
MARILYN J TASSET TTEE
TASSET & MARILYN J TASSET TRUST
5970 WILMER RD
CINCINNATI OH 45247-5930

LPL FINANCIAL                                          11.78%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

MERRILL LYNCH PIERCE FENNER & SMITH                     9.10%
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

LPL FINANCIAL                                           7.00%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL                                           5.47%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL                                           5.35%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BAND & CO                                                        88.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           7.59%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OREGON INTERMEDIATE TAX FREE

U S BANCORP INVESTMENTS INC.       11.19%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC.       11.04%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC.        5.60%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC.        5.45%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y    CLASS R
                                 -------   -------   -------   -------    -------
U S BANCORP INVESTMENTS INC.       5.42%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC.       5.33%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC.       5.05%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                        51.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  45.91%
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TAX FREE

UBS FINANCIAL SERVICES INC FBO     38.36%
PHILLIPS RECYCLING SYSTEMS INC
PO BOX 7006
ST CLOUD MN 56302-7006

U.S. BANCORP INVESTMENTS INC.       9.87%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.       5.63%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC         5.25%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                        63.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  28.50%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                           6.97%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TERM BOND

BAND & CO                                                        60.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                          18.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y    CLASS R
                                 -------   -------   -------   -------    -------
WASHINGTON & CO                                                  13.62%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

TAX FREE

FIRST CLEARING LLC                 5.11%
ROBIN MELVA ANDERSON DVM
PO BOX 541
BRONSON FL 32621-0541

MERRILL LYNCH PIERCE FENNER                            27.04%
& SMITH
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC                                      7.27%
FBO BENITO DEVIVO
WBNA COLLATERAL ACCOUNT
9 MARIETTA DR
POMONA NY 10970-3623

BAND & CO                                                        83.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  11.96%
PO BOX 1787
MILWAUKEE WI 53201-1787

TOTAL RETURN BOND

U.S. BANCORP INVESTMENTS INC.                           6.95%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                           6.10%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                           5.41%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                        60.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                          26.26%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  11.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                        54.33%
OMAHA NEON SIGN INC
700 17TH ST STE 300
DENVER CO 80202-3531

                                         PERCENTAGE OF OUTSTANDING SHARES
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS Y    CLASS R
                                 -------   -------   -------   -------    -------
MG TRUST CO CUST FBO                                                        12.42%
WATERMAN EXECUTIVE SEARCH 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                     6.12%
MARACOM CORP 401K
700 17TH ST STE 300
DENVER CO 80202-3531

U.S. GOVERNMENT MORTGAGE

BAND & CO                                                        69.60%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                          13.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                  11.46%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

JINA PAPPAS FBO                                                             12.06%
HIGHGROVE MEDICAL CLINIC INC
401 K PROFIT SHARING PLAN & TRUST
2701 CHESTER AVE STE 102
BAKERSFIELD CA 93301-2016

VIRGINIA GALLAGHER FBO                                                       6.25%
ABERDEEN FABRICS INC 401K PSP
& TRUST
16824 NC HIGHWAY 211 NORTH
RED SPRINGS NC 28377

STEVE BARNES FBO                                                             5.20%
BARNES FIRM 401K PSP
& TRUST
17 COURT STREET SUITE 700
BUFFALO NY
14202-3204

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of the Class A Shares of the Bond Funds and Tax Free Funds as of June 30, 2009 was as set forth below. Please note that the public offering prices of Class B, Class C, Class R, and Class Y Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.


                                       Public Offering Price
Fund                                          Class A
----                                   ---------------------
Core Bond Fund                                  $10.49
High Income Bond Fund                             7.47
Inflation Protected Securities Fund              10.02
Intermediate Government Bond Fund                 8.87
Intermediate Term Bond Fund                       9.69
Short Term Bond Fund                              9.88
Total Return Bond Fund                            9.41
U.S. Government Mortgage Fund                    10.21

                                       PUBLIC OFFERING PRICE
FUND                                          CLASS A
----                                   ---------------------
Arizona Tax Free Fund                            10.59
California Tax Free Fund                         10.73
Colorado Tax Free Fund                           10.03
Intermediate Tax Free Fund                       10.70
Minnesota Intermediate Tax Free Fund              9.89
Minnesota Tax Free Fund                          10.42
Missouri Tax Free Fund                           11.60
Nebraska Tax Free Fund                           10.28
Ohio Tax Free Fund                               10.34
Oregon Intermediate Tax Free Fund                 9.99
Short Tax Free Fund                               9.96
Tax Free Fund                                    10.08

     The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

     On June 30, 2009, the net asset values per share for each class of shares of the Bond Funds and the Tax Free Funds were calculated as follows.

                                                          SHARES        NET ASSET
                                        NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                      --------------   -----------   ---------------
CORE BOND FUND
   Class A                            $   82,373,436     8,205,688        $10.04
   Class B                                 5,779,795       580,797          9.95
   Class C                                 3,692,870       369,147         10.00
   Class R                                   405,645        40,217         10.09
   Class Y                             1,279,489,262   127,507,218         10.03
HIGH INCOME BOND FUND
   Class A                                25,695,973     3,591,985          7.15
   Class B                                 2,157,490       303,351          7.11
   Class C                                 5,038,053       707,485          7.12
   Class R                                   264,724        36,370          7.28
   Class Y                               182,050,822    25,438,589          7.16
INFLATION PROTECTED SECURITIES FUND
   Class A                                 5,439,222       567,373          9.59
   Class C                                 1,405,783       147,443          9.53
   Class R                                 1,261,944       131,795          9.58
   Class Y                               167,500,878    17,457,513          9.59
INTERMEDIATE GOVERNMENT BOND FUND
   Class A                                10,496,078     1,210,483          8.67
   Class Y                               101,252,600    11,676,930          8.67
INTERMEDIATE TERM BOND FUND
   Class A                                23,905,095     2,524,360          9.47
   Class Y                               724,530,709    76,806,466          9.43
SHORT TERM BOND FUND
   Class A                                65,704,310     6,799,093          9.66
   Class Y                               315,024,050    32,583,685          9.67
TOTAL RETURN BOND FUND
   Class A                                13,947,508     1,547,652          9.01
   Class B                                 1,718,888       191,553          8.97
   Class C                                 2,778,066       310,157          8.96
   Class R                                   681,284        75,147          9.07
   Class Y                               633,108,240    70,282,273          9.01

                                                          SHARES        NET ASSET
                                        NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                      --------------   -----------   ---------------
U.S. GOVERNMENT MORTGAGE FUND
   Class A                                10,148,789     1,037,637          9.78
   Class B                                 3,013,998       307,567          9.80
   Class C                                 2,119,672       217,658          9.74
   Class R                                 2,385,580       244,332          9.76
   Class Y                                96,256,517     9,840,324          9.78
ARIZONA TAX FREE FUND
   Class A                                 6,410,163       632,384         10.14
   Class C                                 1,461,466       144,378         10.12
   Class Y                                14,368,132     1,416,670         10.14
CALIFORNIA TAX FREE FUND
   Class A                                16,416,580     1,599,182         10.27
   Class C                                 4,063,686       395,349         10.28
   Class Y                                77,616,431     7,560,960         10.27
COLORADO TAX FREE FUND
   Class A                                11,087,897     1,155,229          9.60
   Class C                                 2,891,096       301,961          9.57
   Class Y                                51,520,619     5,355,452          9.62
INTERMEDIATE TAX FREE FUND
   Class A                                35,017,384     3,348,694         10.46
   Class Y                               642,394,479    61,571,687         10.43
MINNESOTA INTERMEDIATE TAX FREE FUND
   Class A                                23,019,300     2,379,415          9.67
   Class Y                               172,440,060    17,927,003          9.62
MINNESOTA TAX FREE FUND
   Class A                                87,217,838     8,738,170          9.98
   Class C                                20,489,464     2,061,691          9.94
   Class Y                                42,092,837     4,222,912          9.97
MISSOURI TAX FREE FUND
   Class A                                22,765,453     2,048,758         11.11
   Class C                                   757,180        68,339         11.08
   Class Y                               119,522,341    10,751,817         11.12
NEBRASKA TAX FREE FUND
   Class A                                 5,846,971       594,398          9.84
   Class C                                 2,585,106       264,834          9.76
   Class Y                                30,689,247     3,120,999          9.83
OHIO TAX FREE FUND
   Class A                                 1,047,733       105,789          9.90
   Class C                                   399,321        40,893          9.76
   Class Y                                44,782,637     4,524,320          9.90
OREGON INTERMEDIATE TAX FREE FUND
   Class A                                10,963,362     1,122,348          9.77
   Class Y                               119,958,487    12,278,101          9.77
SHORT TAX FREE FUND
   Class A                                 3,376,010       346,657          9.74
   Class Y                               178,949,898    18,374,140          9.74
TAX FREE FUND
   Class A                                35,275,584     3,654,696          9.65
   Class C                                 3,441,891       358,326          9.61
   Class Y                               381,048,341    39,432,271          9.66

                                    TAXATION

     Each Fund intends to fulfill the requirements of Subchapter M of the Code, to qualify as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     With respect to a Fund's investments in U.S. Treasury inflation-protected securities and other inflation-protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

     If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

     Inflation Protected Securities Fund may invest in commodity and commodity index-linked futures contracts and options thereon. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income derived from commodity index-linked swaps is not qualifying income for purposes of the 90% qualifying income test. The IRS has indicated that it will apply the principles of Revenue Ruling 2006-1 to other commodity index-linked derivative instruments such as options, futures, and forward contracts. Consequently, Inflation Protected Securities Fund must ensure that income derived from commodity index-linked derivative instruments, when combined with any other non-qualified income, does not exceed 10% of its gross income for any taxable year.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Purchasing, Redeeming, and Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

     A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

     With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued.

     On May 19, 2008, the U.S. Supreme Court decided the case of Department of Revenue of Kentucky v. Davis, in which a taxpayer had challenged Kentucky's scheme of taxation under which it exempted from taxation interest on the bonds of the Commonwealth of Kentucky and its political subdivisions while subjecting to tax interest on bonds of other states and their political subdivisions. The Supreme Court held that Kentucky's taxing scheme did not violate the Commerce Clause. The Court, however, dealt with bonds of the state and its political subdivisions that financed governmental projects, and noted that the case did not present the question of the treatment of private activity bonds that are used to finance projects for private entities. (The Court's opinion also did not address the issue of discriminatory treatment of Indian tribal bonds.) The Court's opinion left open the possibility that another party could challenge a state's discriminatory treatment of the interest on private activity bonds on the ground that it violates the Commerce Clause. The management of the Funds is not aware that any such case has been brought. Nevertheless, a court in the future could hold that a state's discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause, and in that case the 1995 Minnesota legislative provision could take effect and interest on certain Minnesota obligations held by the Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund would become taxable in Minnesota.

            ADDITIONAL INFORMATION ABOUT CERTAIN SHAREHOLDER SERVICES

REDUCING CLASS A SALES CHARGES

     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial intermediary at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A or Class C shares in the Funds or other First American funds (other than money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

     The amount held in escrow will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. Absent complete and current notification from the investor or from his or financial intermediary to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     General. The Prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.

     Purchases by Group Plans. Class A shares may be purchased without a sales charge by group 401(k), 403(b) and 457 plans, and group profit sharing and pension plans (collectively, "Group Plans"), as described in the Funds' Prospectuses.

     Purchases of $1 Million or More by Non-Group Plans. For purchases of Class A shares by an account other than a Group Plan, your investment professional or financial intermediary may receive a commission equal to 1% of the purchase amount if the purchase amount, together with the value of all other current holdings in First American funds on which you paid a sales load, is $1 million or more, but not greater than $3 million, 0.50% of the purchase amount if the purchase amount, together with the value of all other current holdings in First American funds on which you paid a sales load, is greater than $3 million, but not more than $10 million, and 0.25% of the purchase amount if the purchase amount, together with the value of all other current holdings in First American funds on which you paid a sales load, is greater than $10 million. If such a commission is paid, you will be assessed a CDSC equal to the commission rate paid if you sell your shares within 18 months. The CDSC will not be assessed on shares acquired through reinvestment of dividend or capital gain distributions. For example, if you hold shares in the First American funds with an aggregate value of $2 million on which you paid a sales load and you make an additional purchase of $2 million in the First American funds, your investment professional or financial intermediary may receive a commission equal to 0.50% of the additional purchase amount. If you sell shares within 18 months of the purchase, you will be assessed a CDSC equal to 0.50% on the shares redeemed, not including shares you acquired by reinvesting your dividend or capital gain distributions.

CLASS A SHARES REINVESTMENT RIGHT

     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

REDEEMING SHARES BY TELEPHONE

     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial intermediary (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial intermediary by the time specified by the intermediary in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial intermediary has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check, by Automated Clearing House (ACH) transaction, or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial intermediaries are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial intermediary.

     Shareholders who did not purchase their shares of a Fund through a financial intermediary may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or ACH or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. ACH or wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.

     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon ACH or wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

REDEEMING SHARES BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial intermediary or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial intermediary for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Funds do not accept signatures guaranteed by a notary public.

     The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

RECEIPT OF ORDERS BY FINANCIAL INTERMEDIARIES

     The Funds have authorized one or more Intermediaries to receive purchase and redemption orders on the Funds' behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary's authorized designee, receives the order. An order will be priced at the applicable Fund's net asset value next computed after the order is received by an authorized Intermediary or the Intermediary's authorized designee and accepted by the Fund.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

RESEARCH REQUESTS

     The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

                              FINANCIAL STATEMENTS

     The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended June 30, 2009 are incorporated herein by reference.

                                   APPENDIX A

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

     STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF MUNICIPAL NOTES

     STANDARD & POOR'S

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

     MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

     MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                   APPENDIX B

                               FAF ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

FAF Advisors, Inc. ("FAF Advisors") is the investment Advisor for the First American family of mutual funds (the "Funds") and for institutional and other separately managed accounts (collectively, with the Funds, "Client Accounts"). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies. It is FAF Advisors' duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment Advisor to act as a sub-Advisor for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-Advisor. Where FAF has delegated proxy voting responsibility, the sub-Advisor will be responsible for developing and adhering to its own proxy voting policies. FAF Advisors will approve a sub-Advisor's proxy voting policies, and will review these policies at least annually.

FAF Advisors' Investment Policy Committee ("IPC"), comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors' Proxy Voting Administration Committee ("PVAC"). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors' exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS' policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

PROCEDURES

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors' proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS' policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS' conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

     1. Obtaining instructions from the affected client(s) on how to vote the proxy;

     2. Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

     3.   Voting in proportion to the other shareholders;

     4. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     5.   Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors' Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors' Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the override recommendation will be addressed pursuant to the procedures described above under "Conflicts of Interest."

D. Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank's securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E. Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F. Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision. FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

G. Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

I. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds' website at www.firstamericanfunds.com and/or on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors' institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors' vote.

J. Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

U.S. PROXY VOTING GUIDELINES CONCISE SUMMARY
(Digest of Selected Key Guidelines)
January 15, 2009

1. Operational Items:

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.


Non-audit fees are excessive if:

     - Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

VOTING ON DIRECTOR(1) NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

----------

(1) ISS' classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2) In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares; - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable;

     - The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - The company receives an adverse opinion on the company's financial statements from its auditor; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     - The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant board or management actions with potential or realized negative impact on shareholders.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     -    a classified board structure;

     -    a supermajority vote requirement;

     - majority vote standard for director elections with no carve out for contested elections;

     -    the inability of shareholders to call special meetings;

     -    the inability of shareholders to act by written consent;

     -    a dual-class structure; and/or

     -    a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     -    the trigger (NOL pills generally have a trigger slightly below 5%);

     -    the value of the NOLs;

     -    the term;

     - shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     -    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

     -    Reasons for reincorporation;

     - Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     -    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

COMMON STOCK AUTHORIZATION

     Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     - The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

     - The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     -    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

     - Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     -    Excessive perks/tax reimbursements:

          - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

          - Reimbursement of income taxes on executive perquisites or other payments;

          - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

          - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

          - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

          - Inclusion of additional years of service not worked that result in significant payouts;

          - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

          -    Excessive "make whole" provisions;

          -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change in control provisions:

          - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Payments upon an executive's termination in connection with performance failure;

          - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

          - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

          - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     - Dividends or dividend equivalents paid on unvested performance shares or units;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

          -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.

OTHER COMPENSATION PROPOSALS AND POLICIES

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

OTHER SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     - Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     - Whether adoption of the proposal is likely to enhance or protect shareholder value;

     - Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     - The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     - Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     - Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     - Whether the company's analysis and voting recommendation to shareholders are persuasive;

     - What other companies have done in response to the issue addressed in the proposal;

     - Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     - Whether implementation of the proposal's request would achieve the proposal's objectives;

     - Whether the subject of the proposal is best left to the discretion of the board;

     - Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     - Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     - The nature of the company's business and the potential for reputational and market risk exposure;

     -    The existing disclosure of relevant policies;

     -    Deviation from established industry norms;

     - The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     - Whether the proposal focuses on specific products or geographic regions; and

     -    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     - The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     - The company's level of disclosure is at least comparable to that of industry peers; and

     - There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     - Significant controversies, fines, or litigation surrounding a company's public policy activities,

     -    The company's current level of disclosure on lobbying strategy, and

     - The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     - The degree to which existing relevant policies and practices are disclosed;

     - Whether or not existing relevant policies are consistent with internationally recognized standards;

     - Whether company facilities and those of its suppliers are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     - Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     - Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     -    The scope of the request; and

     -    Deviation from industry sector peer company standards and practices.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 033-16905, 811-05309)).

(a)(2) Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 033-16905, 811-05309)).

(a)(3) Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 033-16905, 811-05309)).

(a)(4) Articles Supplementary, designating new series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 033-16905, 811-05309)).

(a)(5) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 033-16905, 811-05309)).

(a)(6) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos. 033-16905, 811-05309)).

(a)(7) Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 70, filed on June 30, 2004 (File nos. 033-16905, 811-05309)).

(a)(8) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 72, filed on September 24, 2004 (File Nos. 033-16905, 811-05309)).

(a)(9) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(a)(10) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(a)(11) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(a)(12) Articles Supplementary designating new share classes (Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 93, filed on October 28, 2008 (File Nos. 033-16905, 811-05309)).

(a)(13) Articles of Amendment filed January 9, 2009 (Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(a)(14) Articles of Amendment filed June 4, 2009 (Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 97, filed on August 28, 2009 (File Nos. 033-16905, 811-05309)).

(a)(15) Articles Supplementary designating new series and new share classes filed June 23, 2009 (Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 97, filed on August 28, 2009 (File Nos. 033-16905, 811-05309)).

(a)(16) Articles Supplementary designating new series and new share class filed September 17, 2009 (Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(b) Bylaws, as amended (Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(c)     Not applicable.

(d)(1) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(d)(2) Assignment and Assumption Agreement dated May 2, 2001, relating to assignment of Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit
        (d)(3) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(d)(3) Amendment to Investment Advisory Agreement dated May 3, 2007, relating to authority to appoint a sub-advisor to any series of the Registrant (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(d)(4) Exhibit A to Investment Advisory Agreement, effective September 16, 2009 (Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(d)(5) Expense Limitation Agreement between Registrant and FAF Advisors, Inc., dated February 27, 2009, effective through February 28, 2010, with respect to certain Equity Funds (Incorporated by reference to Exhibit
        (d)(5) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(d)(6) Expense Limitation Agreement between Registrant and FAF Advisors, Inc. dated September 16, 2009, effective through February 28, 2011, with respect to Global Tactical Opportunities Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(d)(7) Expense Limitation and Fee Reimbursement Agreement between Registrant and FAF Advisors, Inc., dated October 28, 2009, effective through October 31, 2010, with respect to certain Bond Funds.*

(d)(8) Sub-Advisory Agreement dated November 27, 2006, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(d)(9) Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(d)(10) Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(d)(11) Amendment to Sub-Advisory Agreement dated November 3, 2008, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Fund (Incorporated by reference to Exhibit
        (d)(10) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(d)(12) Sub-Advisory Agreement dated February 22, 2007, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(d)(13) Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(d)(14) Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(d)(15) Amendment to Sub-Advisory Agreement dated November 3, 2008, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Fund (Incorporated by reference to Exhibit
        (d)(14) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(d)(16) Sub-Advisory Agreement dated November 27, 2006, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(d)(17) Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(d)(18) Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(e)(1) Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective July 1, 2007 (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(e)(2) Fee Limitation Agreement between Registrant and Quasar Distributors, LLC, dated October 28, 2009, effective through October 31, 2010, with respect to certain Bond Funds.*

(e)(3)  Form of Dealer Agreement.*

(f)(1) Deferred Compensation Plan for Directors dated January 1, 2000, as amended December 2008 (Incorporated by reference to Exhibit (f)(1) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(f)(2) Deferred Compensation Plan for Directors, Summary of Terms as Amended December 2008 (Incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(g)(1) Custody Agreement dated July 1, 2006, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(g)(2) Amendment to Custody Agreement dated July 1, 2007, by and between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(g)(3) Exhibit C effective September 16, 2009, to Custody Agreement dated July 1, 2006 (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(g)(4) Exhibit D effective December 5, 2006, to Custody Agreement dated July 1, 2006 (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(g)(5) Custodian Agreement dated July 1, 2005, by and between Registrant and State Street Bank and Trust Company with respect to International Fund (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(g)(6) Letter Amendment dated November 21, 2006, to the Custodian Agreement dated July 1, 2005 by and between Registrant and State Street Bank and Trust Company with respect to International

        Select Fund (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(g)(7) Letter Amendment dated December 6, 2007, to the Custodian Agreement dated July 1, 2005, by and between Registrant and State Street Bank and Trust Company with respect to Global Infrastructure Fund (Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(g)(8) Amendment to Custodian Agreement dated June 19, 2008, by and between Registrant and State Street Bank and Trust Company with respect to compensation (Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(h)(1) Administration Agreement dated July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(h)(2) Schedule A to Administration Agreement dated July 1, 2006, between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit
        (h)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(h)(3) Sub-Administration Agreement dated July 1, 2005, by and between FAF Advisors, Inc. and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(h)(4) Transfer Agent and Shareholder Servicing Agreement dated September 19, 2006, by and among Registrant, U.S. Bancorp Fund Services, LLC, and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(h)(5) Exhibit A to Transfer Agent and Shareholder Servicing Agreement effective April 1, 2007 (Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 93, filed on October 28, 2008 (File Nos. 033-16905, 811-05309)).

(h)(6) Securities Lending Agreement dated January 1, 2007, by and between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(h)(7) Global Securities Lending Agreement Supplement effective January 1, 2007, by and between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(i)     Opinion and Consent of Dorsey & Whitney.*

(j)     Consent of Ernst & Young LLP.*

(k)     Not applicable.

(l)     Not applicable.

(m) Amended and Restated Distribution and Service Plan for Class A, B, C, and R shares, effective September 19, 2006 (Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective September 16, 2009.*

(o)     Reserved.

(p)(1) First American Funds Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 and Section 406 of the Sarbanes-Oxley.*

(p)(2) FAF Advisors, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940.*

(p)(3) Altrinsic Global Advisors, LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, effective November 1, 2004, as amended December 1, 2005, March 1, 2006, May 3, 2006, January 1, 2007, December 31, 2007, and December 1, 2008 (Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(p)(4) Hansberger Global Investors, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, as amended May 17, 2007 (Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(p)(5) Lazard Asset Management LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, as amended November 2008 (Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(p)(6) Quasar Distributors, LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 (Incorporated by reference to Exhibit
        (p)(7) to Post-Effective Amendment No. 93, filed on October 28, 2008 (File Nos. 033-16905, 811-05309)).

(q) Power of Attorney dated February 18, 2009 (Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

*       Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 25. INDEMNIFICATION

     The Registrant's Articles of Incorporation and Bylaws provide that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person who, at the request of the Registrant, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys' and accountants' fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the Investment Company Act of 1940 (the "1940 Act"). The Registrant's Articles of Incorporation and Bylaws further provide that no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, (the "1933 Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, as amended, and will be governed by the final adjudication of such issue. The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Registrant's investment adviser, FAF Advisors, Inc. (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

     Thomas S. Schreier, Jr., Chief Executive Officer and chair of Board of Directors, FAF Advisors, Inc. ("FAF Advisors"), Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), and eight closed-end funds advised by FAF Advisors--American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., and American Income Fund, Inc. collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); President, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Chief Investment Officer, FAF Advisors, Minneapolis, MN (August 2007 to present).

     Charles R. Manzoni, Jr., General Counsel and Secretary and director on Board of Directors, FAF Advisors, Minneapolis, MN (June 2004 to present).

     Joseph M. Ulrey, III, Chief Financial Officer and director on Board of Directors, FAF Advisors, Minneapolis, MN (December 2004 to present).

     Frank L. Wheeler, Head of Distribution, FAF Advisors, Minneapolis, MN (April 2007 to present).

     David H. Lui, Chief Compliance Officer, FAF Advisors, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (February 2005 to present); Chief Compliance Officer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

     Jason K. Mitchell, Anti-Money Laundering Officer, FAF Advisors, Minneapolis, MN (since December 2008 and from September 2006 to August 2008); Anti-Money Laundering Officer, FAIF, FAF, FASF, FACEF, and Mount Vernon Securities Lending Trust, Minneapolis, MN (since December 2008 and from September 2006 to September 2008.

     John P. Kinsella, Senior Vice President and Director of Tax, FAF Advisors, Minneapolis, MN (February 2003 to present).

ITEM 27. PRINCIPAL UNDERWRITERS

     Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

Academy Fund Trust
ActivePassive Funds
AIP Alternative Strategies Funds
Akre Funds
Akros Absolute Return Fund
Al Frank Funds
Allied Asset Advisors Funds
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
American Trust
Appleton Group
Artio Global Funds
Ascentia Funds
Brandes Investment Trust
Brandywine Blue Funds, Inc.
Brazos Mutual Funds
Bridges Investment Fund, Inc.
Buffalo Funds
CAN SLIM Select Growth Fund
Capital Advisors Funds
Chase Funds
Congress Fund
Cookson Peirce
Counterpoint Select Fund
Country Funds
Davidson Funds
DSM Capital Funds
Edgar Lomax Value Fund
Empiric Funds, Inc.
FIMCO Funds
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Fort Pitt Capital Group, Inc.
Fund X Funds
Fusion Funds, LLC
Geneva Advisors All Cap Growth Fund
Gerstein Fischer Funds
Glenmede Fund, Inc.
Glenmede Portfolios
Greenspring Fund
Grubb & Ellis
Guinness Atkinson Funds
Harding Loevner Funds
Hennessy Funds, Inc
Hennessy Mutual Funds, Inc.
Hodges Fund
Hotchkis and Wiley Funds
Huber Funds
Intrepid Capital Management
Jacob Internet Fund Inc.
Jensen Portfolio
Keystone Mutual Funds
Kiewit Investment Fund L.P.
Kirr Marbach Partners Funds, Inc
LKCM Funds
Marketfield Fund
Masters' Select Fund Trust
Matrix Asset Advisors, Inc.
McCarthy Fund
Monetta Fund, Inc.
Monetta Trust
MP63 Fund
Muhlenkamp (Wexford Trust)
Newgate Capital
Nicholas Funds
Osterweis Funds
Perkins Capital Management
Permanent Portfolio Funds
Perritt Opportunities Funds
Phocas Financial Funds
PIA Funds
Portfolio 21
Primecap Odyssey Funds
Prospector Funds
Purisima Funds
Quaker Investment Trust
Rainier Funds
Rigel Capital, LLC
Rockland Funds Trust
Schooner Investment Group
Smead Value Fund
Snow Fund
Stephens Management Co.
Structured Investment Fund
Teberg Fund
Thompson Plumb (TIM)
Thunderstorm Mutual Funds
TIFF Investment Program, Inc.
Tygh Capital Management
USA Mutual Funds
Villere Fund
Windopane Advisors, LLC
Wisconsin Capital Funds, Inc.
W Y Funds

The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

                               POSITION AND OFFICES WITH       POSITION AND OFFICES WITH
NAME                                  UNDERWRITER                     REGISTRANT
----                        --------------------------------   -------------------------
James R. Schoenike          President, Board Member, General   None
                            Securities Principal and
                            FINRA Executive Officer

Joe D. Redwine              Board Member                       None

Robert Kern                 Board Member                       None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Eric W. Falkeis             Board Member                       None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Joseph P. Bree              Financial Operations Principal     None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Susan L. La Fond            Treasurer                          None

John P. Kinsella            Assistant Treasurer                None

Andrew M. Strnad            Secretary                          None

Teresa Cowan                Assistant Secretary, General       None
                            Securities Principal and Chief
                            Compliance Officer

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 033-16905 and 811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 28th day October, 2009.

                                           FIRST AMERICAN INVESTMENT FUNDS, INC.


                                           By: /s/ Thomas S. Schreier, Jr.
                                               ---------------------------------
                                               Thomas S. Schreier, Jr.
                                               President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on October 28, 2009.

SIGNATURE                                                 TITLE
---------                               ----------------------------------------


/s/ Thomas S. Schreier, Jr.                             President
-------------------------------------
Thomas S. Schreier, Jr.


/s/ Charles D. Gariboldi, Jr.                           Treasurer
-------------------------------------   (principal financial/accounting officer)
Charles D. Gariboldi, Jr.


*                                                       Director
-------------------------------------
Benjamin R. Field, III


*                                                       Director
-------------------------------------
Victoria J. Herget


*                                                       Director
-------------------------------------
Roger A. Gibson


*                                                       Director
-------------------------------------
John P. Kayser


*                                                       Director
-------------------------------------
Leonard W. Kedrowski


*                                                       Director
-------------------------------------
Richard K. Riederer


*                                                       Director
-------------------------------------
Joseph D. Strauss


*                                                       Director
-------------------------------------
Virginia L. Stringer


*                                                       Director
-------------------------------------
James M. Wade

* Richard J. Ertel, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of First American Investment Funds, Inc. pursuant to the powers of attorney duly executed by such persons.


By: /s/ Richard J. Ertel                            Attorney-in-Fact
    ---------------------------------
    Richard J. Ertel

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                          NAME OF EXHIBIT
--------------   -------------------------------------------------------------
(d)(7)           Expense Limitation & Fee Reimbursement Agreement (bond funds)
(e)(2)           Fee Limitation Agreement (bond funds)
(e)(3)           Form of Dealer Agreement
(i)              Opinion and Consent of Dorsey & Whitney LLP
(j)              Consent of Ernst & Young LLP
(n)              Rule 18f-3 Plan
(p)(1)           First American Funds Code of Ethics
(p)(2)           FAF Advisors Code of Ethics